American General

Life Companies

Separate Account VL-R

American General Life Insurance Company

2021

Annual Report

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account VL-R.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account VL-R indicated in the table below as of December 31, 2021, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account VL-R as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
AB VPS Growth and Income Portfolio Class A	AB VPS Intermediate Bond Portfolio Class A
AB VPS International Growth Portfolio Class A (7)	AB VPS Large Cap Growth Portfolio Class A
AB VPS Small Cap Growth Portfolio Class A	Alger Capital Appreciation Portfolio Class I-2
Alger Mid Cap Growth Portfolio Class I-2	American Century VP Capital Appreciation Fund Class I
American Century VP Disciplined Core Value Fund Class 1	American Century VP International Fund Class I (7)
American Century VP Value Fund Class I	American Funds IS American High-Income Trust Class 2
American Funds IS Asset Allocation Fund Class 2	American Funds IS Global Growth Fund Class 2
American Funds IS Growth Fund Class 2	American Funds IS Growth-Income Fund Class 2
American Funds IS International Fund Class 2	AST SA PGI Asset Allocation Portfolio Class 1 (3)(8)
BlackRock Advantage SMID Cap V.I. Fund Class I (7)	BlackRock Basic Value V.I. Fund Class I (7)
BlackRock Capital Appreciation V.I. Fund Class I (7)	BlackRock II U.S. Government Bond V.I. Fund Class I (7)
BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Stock Index Fund, Inc. Initial Shares
BNY Mellon VIF International Value Portfolio Initial Shares (2)(3)	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares
BNY Mellon VIF Quality Bond Portfolio Initial Shares (2)(3)	EQ Premier VIP EQ/Core Plus Bond Portfolio Class A
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A
EQ/Common Stock Index Portfolio Class 1A	EQ/International Equity Index Portfolio Class 1A
EQ/Money Market Portfolio Class 1A	Fidelity VIP Asset Manager Growth Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Service Class 2
Fidelity VIP Balanced Portfolio Initial Class (7)	Fidelity VIP Contrafund Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Freedom 2020 Portfolio Service Class 2
Fidelity VIP Freedom 2025 Portfolio Service Class 2	Fidelity VIP Freedom 2030 Portfolio Service Class 2
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2
Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Mutual Shares VIP Fund Class 2
FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2 (7)
FTVIP Templeton Foreign VIP Fund Class 2	FTVIP Templeton Growth VIP Fund Class 2 (7)
Goldman Sachs VIT International Equity Insights Fund Institutional Shares (7)	Goldman Sachs VIT Strategic Growth Fund Institutional Shares
Goldman Sachs VIT U.S. Equity Insights Fund Institutional Shares (7)	Invesco V.I. American Franchise Fund Series I
Invesco V.I. American Value Fund Series I (7)	Invesco V.I. Conservative Balanced Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. Global Fund Series I
Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Global Strategic Income Fund Series I
Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. High Yield Fund Series I	Invesco V.I. International Growth Fund Series I
Invesco V.I. Main Street Fund Series I	Janus Henderson Enterprise Portfolio Service Shares
Janus Henderson Forty Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Overseas Portfolio Service Shares	JPMorgan Insurance Trust Core Bond Portfolio Class 1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	MFS VIT Growth Series Initial Class
MFS VIT II Core Equity Portfolio Initial Class	MFS VIT Investors Trust Series Initial Class

MFS VIT New Discovery Series Initial Class	MFS VIT Research Series Initial Class
MFS VIT Total Return Series Initial Class	MFS VIT Utilities Series Initial Class
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (7)	Morgan Stanley VIF Discovery Portfolio Class I (7)
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (7)	Morgan Stanley VIF Growth Portfolio Class I
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Neuberger Berman AMT Short Duration Bond Portfolio Class I
Neuberger Berman AMT Sustainable Equity Portfolio Class I	PIMCO CommodityRealReturn Strategy Portfolio Administrative Class
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	PIMCO High Yield Portfolio Administrative Class (7)
PIMCO Long-Term U.S. Government Portfolio Administrative Class (7)	PIMCO Real Return Portfolio Administrative Class
PIMCO Short-Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class
Pioneer Fund VCT Portfolio Class I	Pioneer Mid Cap Value VCT Portfolio Class I
Pioneer Select Mid Cap Growth VCT Portfolio Class I	Putnam VT Diversified Income Fund Class IB
Putnam VT Growth Opportunities Fund Class IB	Putnam VT International Value Fund Class IB
Putnam VT Large Cap Value Fund Class IB	Putnam VT Small Cap Value Fund Class IB
Putnam VT Sustainable Leaders Fund Class IB	SAST SA AB Growth Portfolio Class 1
SAST SA Columbia Technology Portfolio Class 1 (3)(11)	SAST SA DFA Ultra Short Bond Portfolio Class 1
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Invesco Growth Opportunities Portfolio Class 1
SAST SA Invesco Main Street Large Cap Portfolio Class 1	SAST SA Janus Focused Growth Portfolio Class 1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA JPMorgan Emerging Markets Portfolio Class 1
SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 1
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1
SAST SA MFS Blue Chip Growth Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1
SAST SA MFS Total Return Portfolio Class 1	SAST SA Morgan Stanley International Equities Portfolio Class 1
SAST SA PineBridge High-Yield Bond Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 1
SAST SA Wellington Capital Appreciation Portfolio Class 1 (9)	SAST SA Wellington Capital Appreciation Portfolio Class 3 (9)
SAST SA Wellington Government and Quality Bond Portfolio Class 1 (10)	SAST SA Wellington Government and Quality Bond Portfolio Class 3 (10)
SAST SA WellsCap Aggressive Growth Portfolio Class 1 (3)(6)	SST SA Multi-Managed Mid Cap Value Portfolio Class 3
VALIC Company I Core Bond Fund	VALIC Company I Dynamic Allocation Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Government Money Market I Fund
VALIC Company I International Equities Index Fund	VALIC Company I International Value Fund
VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Value Fund (4)
VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund
VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund
VALIC Company I U.S. Socially Responsible Fund (5)	VALIC Company II Strategic Bond Fund (1)(3)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Real Estate Index Portfolio
Vanguard VIF Total Bond Market Index Portfolio (7)	Vanguard VIF Total Stock Market Index Portfolio (7)

(1)	The VALIC Company II Strategic Bond Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.
(2)	For the period January 1, 2020 to April 30, 2020 (cessation of operations).
(3)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.
(4)	The VALIC Company II Mid Cap Value Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Mid Cap Value Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.
(5)	The VALIC Company II U.S. Socially Responsible Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I U.S. Socially Responsible Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.
(6)	The SAST SA WellsCap Aggressive Growth Portfolio, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Mid-Cap Growth Portfolio.
(7)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.

(8)	The AST SA PGI Asset Allocation Portfolio, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Diversified Balanced Portfolio.
(9)	The AST SA Wellington Capital Appreciation Portfolio, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA Wellington Capital Appreciation Portfolio, in operation for the period November 5, 2021 (commencement of operations) to December 31, 2021.
(10)	The AST SA Wellington Government and Quality Bond Portfolio, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA Wellington Government and Quality Bond Portfolio, in operation for the period November 5, 2021 (commencement of operations) to December 31, 2021.
(11)	The SAST SA Columbia Technology Portfolio, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA Wellington Capital Appreciation Portfolio, in operation for the period November 5, 2021 (commencement of operations) to December 31, 2021.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account VL-R based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account VL-R in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2022

We have served as the auditor of one or more of the sub-accounts of American General Life Insurance Company since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets
AB VPS Balanced Wealth Strategy Portfolio Class A	$225,112	$-	$225,112
AB VPS Global Thematic Growth Portfolio Class A	1,979,292	-	1,979,292
AB VPS Growth and Income Portfolio Class A	1,912,380	-	1,912,380
AB VPS Intermediate Bond Portfolio Class A	23,803	-	23,803
AB VPS Large Cap Growth Portfolio Class A	41,375,489	-	41,375,489
AB VPS Small Cap Growth Portfolio Class A	877,094	-	877,094
Alger Capital Appreciation Portfolio Class I-2	15,262,542	-	15,262,542
Alger Mid Cap Growth Portfolio Class I-2	5,017,400	-	5,017,400
American Century VP Capital Appreciation Fund Class I	415,078	-	415,078
American Century VP Disciplined Core Value Fund Class 1	204,322	-	204,322
American Century VP Value Fund Class I	17,607,355	-	17,607,355
American Funds IS American High-Income Trust Class 2	1,488,284	-	1,488,284
American Funds IS Asset Allocation Fund Class 2	10,701,146	-	10,701,146
American Funds IS Global Growth Fund Class 2	3,474,984	-	3,474,984
American Funds IS Growth Fund Class 2	9,283,983	-	9,283,983
American Funds IS Growth-Income Fund Class 2	8,229,400	-	8,229,400
American Funds IS International Fund Class 2	2,243,005	-	2,243,005
BNY Mellon IP MidCap Stock Portfolio Initial Shares	4,929,436	-	4,929,436
BNY Mellon Stock Index Fund, Inc. Initial Shares	7,064,565	-	7,064,565
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	8,974,709	-	8,974,709
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	805,447	-	805,447
EQ/Common Stock Index Portfolio Class 1A	2,659,345	-	2,659,345
EQ/International Equity Index Portfolio Class 1A	169,636	-	169,636
EQ/Money Market Portfolio Class 1A	18,185	-	18,185
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	18,739	-	18,739
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	519,286	-	519,286
Fidelity VIP Asset Manager Growth Portfolio Initial Class	7,523,870	-	7,523,870
Fidelity VIP Asset Manager Portfolio Initial Class	13,753,542	-	13,753,542
Fidelity VIP Asset Manager Portfolio Service Class 2	4,556,682	-	4,556,682
Fidelity VIP Contrafund Portfolio Initial Class	60,822,109	-	60,822,109
Fidelity VIP Contrafund Portfolio Service Class 2	50,581,355	-	50,581,355
Fidelity VIP Equity-Income Portfolio Initial Class	35,992,521	-	35,992,521
Fidelity VIP Equity-Income Portfolio Service Class 2	22,342,913	-	22,342,913
Fidelity VIP Freedom 2020 Portfolio Service Class 2	407,680	-	407,680
Fidelity VIP Freedom 2025 Portfolio Service Class 2	874,933	-	874,933
Fidelity VIP Freedom 2030 Portfolio Service Class 2	3,703,943	-	3,703,943
Fidelity VIP Government Money Market Portfolio Initial Class	3,915,883	-	3,915,883
Fidelity VIP Government Money Market Portfolio Service Class 2	705,825	-	705,825
Fidelity VIP Growth Portfolio Initial Class	101,755,599	-	101,755,599
Fidelity VIP Growth Portfolio Service Class 2	36,521,246	-	36,521,246
Fidelity VIP High Income Portfolio Initial Class	2,117,153	-	2,117,153
Fidelity VIP Index 500 Portfolio Initial Class	52,678,748	-	52,678,748
Fidelity VIP Investment Grade Bond Portfolio Initial Class	2,988,984	-	2,988,984
Fidelity VIP Mid Cap Portfolio Service Class 2	14,207,031	-	14,207,031
Fidelity VIP Overseas Portfolio Initial Class	8,719,060	-	8,719,060
FTVIP Franklin Mutual Shares VIP Fund Class 2	7,030,159	-	7,030,159
FTVIP Franklin Small Cap Value VIP Fund Class 2	9,439,652	-	9,439,652
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	40,566	-	40,566
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	2,049,517	-	2,049,517
FTVIP Templeton Foreign VIP Fund Class 2	4,030,519	-	4,030,519
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	6,088,036	-	6,088,036
Invesco V.I. American Franchise Fund Series I	874,894	-	874,894
Invesco V.I. Conservative Balanced Fund Series I	1,428,807	-	1,428,807
Invesco V.I. Core Equity Fund Series I	10,493,878	-	10,493,878
Invesco V.I. Global Fund Series I	11,328,958	-	11,328,958
Invesco V.I. Global Real Estate Fund Series I	812,207	-	812,207
Invesco V.I. Global Strategic Income Fund Series I	432	-	432
Invesco V.I. Government Securities Fund Series I	9,562	-	9,562
Invesco V.I. Growth and Income Fund Series I	12,416,948	-	12,416,948
Invesco V.I. High Yield Fund Series I	973,850	-	973,850
Invesco V.I. International Growth Fund Series I	9,220,529	-	9,220,529
Invesco V.I. Main Street Fund Series I	922,702	-	922,702
Janus Henderson Enterprise Portfolio Service Shares	9,784,945	-	9,784,945
The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets
Janus Henderson Forty Portfolio Service Shares	$2,088,956	$-	$2,088,956
Janus Henderson Global Research Portfolio Service Shares	4,203,154	-	4,203,154
Janus Henderson Overseas Portfolio Service Shares	7,288,523	-	7,288,523
JPMorgan Insurance Trust Core Bond Portfolio Class 1	4,056,521	-	4,056,521
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	538,442	-	538,442
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	4,393,172	-	4,393,172
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	490,008	-	490,008
MFS VIT Growth Series Initial Class	42,533,322	-	42,533,322
MFS VIT Investors Trust Series Initial Class	4,217,568	-	4,217,568
MFS VIT New Discovery Series Initial Class	10,046,264	-	10,046,264
MFS VIT Research Series Initial Class	11,671,973	-	11,671,973
MFS VIT Total Return Series Initial Class	5,400,148	-	5,400,148
MFS VIT Utilities Series Initial Class	8,377,416	-	8,377,416
MFS VIT II Core Equity Portfolio Initial Class	16,387,313	-	16,387,313
Morgan Stanley VIF Growth Portfolio Class I	8,838,032	-	8,838,032
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	9,798,663	-	9,798,663
Neuberger Berman AMT Short Duration Bond Portfolio Class I	47,408	-	47,408
Neuberger Berman AMT Sustainable Equity Portfolio Class I	550,125	-	550,125
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	804,925	-	804,925
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	555,168	-	555,168
PIMCO Real Return Portfolio Administrative Class	8,436,564	-	8,436,564
PIMCO Short-Term Portfolio Administrative Class	5,731,436	-	5,731,436
PIMCO Total Return Portfolio Administrative Class	14,260,854	-	14,260,854
Pioneer Fund VCT Portfolio Class I	3,126,271	-	3,126,271
Pioneer Mid Cap Value VCT Portfolio Class I	1,140,644	-	1,140,644
Pioneer Select Mid Cap Growth VCT Portfolio Class I	4,231,530	-	4,231,530
Putnam VT Diversified Income Fund Class IB	4,787,993	-	4,787,993
Putnam VT Growth Opportunities Fund Class IB	131,598	-	131,598
Putnam VT International Value Fund Class IB	3,929,342	-	3,929,342
Putnam VT Large Cap Value Fund Class IB	17,103,587	-	17,103,587
Putnam VT Small Cap Value Fund Class IB	236,855	-	236,855
Putnam VT Sustainable Leaders Fund Class IB	112,956	-	112,956
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	175,934	-	175,934
SAST SA AB Growth Portfolio Class 1	11,005,298	-	11,005,298
SAST SA DFA Ultra Short Bond Portfolio Class 1	1,399,859	-	1,399,859
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	259,736	-	259,736
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	649,238	-	649,238
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	2,812,476	-	2,812,476
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	674,795	-	674,795
SAST SA Goldman Sachs Global Bond Portfolio Class 1	187,290	-	187,290
SAST SA Invesco Growth Opportunities Portfolio Class 1	189,200	-	189,200
SAST SA Invesco Main Street Large Cap Portfolio Class 1	525,781	-	525,781
SAST SA Janus Focused Growth Portfolio Class 1	1,256,215	-	1,256,215
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	5,778,348	-	5,778,348
SAST SA JPMorgan Emerging Markets Portfolio Class 1	403,334	-	403,334
SAST SA JPMorgan Equity-Income Portfolio Class 1	3,574,304	-	3,574,304
SAST SA JPMorgan Global Equities Portfolio Class 1	411,783	-	411,783
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	51,077	-	51,077
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	10,366,881	-	10,366,881
SAST SA MFS Blue Chip Growth Portfolio Class 1	94,352	-	94,352
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	706,139	-	706,139
SAST SA MFS Total Return Portfolio Class 1	925,247	-	925,247
SAST SA Morgan Stanley International Equities Portfolio Class 1	420,672	-	420,672
SAST SA PineBridge High-Yield Bond Portfolio Class 1	321,575	-	321,575
SAST SA Putnam International Growth and Income Portfolio Class 1	533,403	-	533,403
SAST SA Wellington Capital Appreciation Portfolio Class 1	6,672,269	-	6,672,269
SAST SA Wellington Capital Appreciation Portfolio Class 3	973,758	-	973,758
SAST SA Wellington Government and Quality Bond Portfolio Class 1	303,396	-	303,396
SAST SA Wellington Government and Quality Bond Portfolio Class 3	685,118	-	685,118
VALIC Company I Core Bond Fund	433,025	-	433,025
VALIC Company I Dynamic Allocation Fund	8,778,372	-	8,778,372
VALIC Company I Emerging Economies Fund	589,975	-	589,975
The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets
VALIC Company I Government Money Market I Fund	$11,117,630	$-	$11,117,630
VALIC Company I International Equities Index Fund	4,563,131	-	4,563,131
VALIC Company I International Value Fund	200,974	-	200,974
VALIC Company I Mid Cap Index Fund	18,750,814	-	18,750,814
VALIC Company I Mid Cap Value Fund	254,223	-	254,223
VALIC Company I Nasdaq-100 Index Fund	14,036,774	-	14,036,774
VALIC Company I Science & Technology Fund	7,698,602	-	7,698,602
VALIC Company I Small Cap Index Fund	10,914,547	-	10,914,547
VALIC Company I Stock Index Fund	30,143,155	-	30,143,155
VALIC Company I U.S. Socially Responsible Fund	186,815	-	186,815
VanEck VIP Emerging Markets Fund Initial Class	169,752	-	169,752
VanEck VIP Global Resources Fund Initial Class	236,649	-	236,649
Vanguard VIF High Yield Bond Portfolio	6,051,058	-	6,051,058
Vanguard VIF Real Estate Index Portfolio	17,236,311	-	17,236,311
The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2021

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
AB VPS Balanced Wealth Strategy Portfolio Class A	19,158	$11.75	$225,112	$207,969	1
AB VPS Global Thematic Growth Portfolio Class A	42,842	46.20	1,979,292	1,124,933	1
AB VPS Growth and Income Portfolio Class A	51,925	36.83	1,912,380	1,470,458	1
AB VPS Intermediate Bond Portfolio Class A	2,295	10.37	23,803	24,486	1
AB VPS Large Cap Growth Portfolio Class A	444,468	93.09	41,375,489	29,039,810	1
AB VPS Small Cap Growth Portfolio Class A	34,902	25.13	877,094	652,079	1
Alger Capital Appreciation Portfolio Class I-2	161,799	94.33	15,262,542	14,275,282	1
Alger Mid Cap Growth Portfolio Class I-2	226,213	22.18	5,017,400	5,504,233	1
American Century VP Capital Appreciation Fund Class I	22,197	18.70	415,078	323,175	1
American Century VP Disciplined Core Value Fund Class 1	19,060	10.72	204,322	179,362	1
American Century VP Value Fund Class I	1,288,029	13.67	17,607,355	13,300,416	1
American Funds IS American High-Income Trust Class 2	149,127	9.98	1,488,284	1,440,323	1
American Funds IS Asset Allocation Fund Class 2	372,343	28.74	10,701,146	9,216,412	1
American Funds IS Global Growth Fund Class 2	77,325	44.94	3,474,984	2,585,970	1
American Funds IS Growth Fund Class 2	73,519	126.28	9,283,983	6,764,233	1
American Funds IS Growth-Income Fund Class 2	123,862	66.44	8,229,400	6,136,004	1
American Funds IS International Fund Class 2	99,248	22.60	2,243,005	2,015,709	1
BNY Mellon IP MidCap Stock Portfolio Initial Shares	199,008	24.77	4,929,436	4,000,778	1
BNY Mellon Stock Index Fund, Inc. Initial Shares	90,793	77.81	7,064,565	4,208,892	1
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	155,352	57.77	8,974,709	7,291,365	1
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	9,534	84.48	805,447	664,808	1
EQ/Common Stock Index Portfolio Class 1A	55,285	48.10	2,659,345	1,548,172	1
EQ/International Equity Index Portfolio Class 1A	15,741	10.78	169,636	143,223	1
EQ/Money Market Portfolio Class 1A	18,171	1.00	18,185	18,181	1
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	4,635	4.04	18,739	18,258	1
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	35,851	14.48	519,286	509,482	1
Fidelity VIP Asset Manager Growth Portfolio Initial Class	308,608	24.38	7,523,870	5,302,391	1
Fidelity VIP Asset Manager Portfolio Initial Class	750,330	18.33	13,753,542	11,758,819	1
Fidelity VIP Asset Manager Portfolio Service Class 2	255,850	17.81	4,556,682	3,939,273	1
Fidelity VIP Contrafund Portfolio Initial Class	1,119,082	54.35	60,822,109	36,664,013	1
Fidelity VIP Contrafund Portfolio Service Class 2	963,271	52.51	50,581,355	36,513,590	1
Fidelity VIP Equity-Income Portfolio Initial Class	1,376,387	26.15	35,992,521	29,983,926	1
Fidelity VIP Equity-Income Portfolio Service Class 2	884,168	25.27	22,342,913	19,980,859	1
Fidelity VIP Freedom 2020 Portfolio Service Class 2	26,628	15.31	407,680	359,917	1
Fidelity VIP Freedom 2025 Portfolio Service Class 2	49,571	17.65	874,933	751,270	1
Fidelity VIP Freedom 2030 Portfolio Service Class 2	207,970	17.81	3,703,943	2,937,255	1
Fidelity VIP Government Money Market Portfolio Initial Class	3,915,883	1.00	3,915,883	3,915,883	1
Fidelity VIP Government Money Market Portfolio Service Class 2	705,825	1.00	705,825	705,825	1
Fidelity VIP Growth Portfolio Initial Class	993,416	102.43	101,755,599	72,151,865	1
Fidelity VIP Growth Portfolio Service Class 2	367,343	99.42	36,521,246	28,716,982	1
Fidelity VIP High Income Portfolio Initial Class	403,267	5.25	2,117,153	2,180,365	1
Fidelity VIP Index 500 Portfolio Initial Class	112,497	468.27	52,678,748	19,382,814	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	223,894	13.35	2,988,984	2,895,354	1
Fidelity VIP Mid Cap Portfolio Service Class 2	360,676	39.39	14,207,031	11,853,195	1
Fidelity VIP Overseas Portfolio Initial Class	297,782	29.28	8,719,060	5,674,040	1
FTVIP Franklin Mutual Shares VIP Fund Class 2	366,154	19.20	7,030,159	6,598,940	1
FTVIP Franklin Small Cap Value VIP Fund Class 2	538,179	17.54	9,439,652	8,211,070	1
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,812	22.39	40,566	37,400	1
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	177,141	11.57	2,049,517	2,142,288	1
FTVIP Templeton Foreign VIP Fund Class 2	296,580	13.59	4,030,519	4,012,746	1
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	366,088	16.63	6,088,036	4,693,227	1
Invesco V.I. American Franchise Fund Series I	9,871	88.63	874,894	611,880	1
Invesco V.I. Conservative Balanced Fund Series I	77,066	18.54	1,428,807	1,274,036	1
Invesco V.I. Core Equity Fund Series I	277,689	37.79	10,493,878	9,176,220	1
Invesco V.I. Global Fund Series I	197,989	57.22	11,328,958	8,567,717	1
Invesco V.I. Global Real Estate Fund Series I	45,148	17.99	812,207	689,498	1
Invesco V.I. Global Strategic Income Fund Series I	97	4.45	432	456	1
Invesco V.I. Government Securities Fund Series I	833	11.48	9,562	9,739	1
Invesco V.I. Growth and Income Fund Series I	523,922	23.70	12,416,948	10,155,458	1
Invesco V.I. High Yield Fund Series I	186,205	5.23	973,850	989,279	1
Invesco V.I. International Growth Fund Series I	222,664	41.41	9,220,529	8,400,760	1
Invesco V.I. Main Street Fund Series I	25,752	35.83	922,702	710,601	1
Janus Henderson Enterprise Portfolio Service Shares	105,795	92.49	9,784,945	8,215,119	1
Janus Henderson Forty Portfolio Service Shares	36,881	56.64	2,088,956	1,552,676	1
* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.
The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2021

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
Janus Henderson Global Research Portfolio Service Shares	60,643	$69.31	$4,203,154	$3,138,629	1
Janus Henderson Overseas Portfolio Service Shares	177,682	41.02	7,288,523	5,455,699	1
JPMorgan Insurance Trust Core Bond Portfolio Class 1	357,718	11.34	4,056,521	4,054,479	1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	40,363	13.34	538,442	438,746	1
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	154,689	28.40	4,393,172	3,472,921	1
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	10,685	45.86	490,008	291,995	1
MFS VIT Growth Series Initial Class	535,954	79.36	42,533,322	28,662,988	1
MFS VIT Investors Trust Series Initial Class	94,311	44.72	4,217,568	2,596,259	1
MFS VIT New Discovery Series Initial Class	431,170	23.30	10,046,264	9,284,570	1
MFS VIT Research Series Initial Class	302,461	38.59	11,671,973	8,707,340	1
MFS VIT Total Return Series Initial Class	194,390	27.78	5,400,148	4,479,116	1
MFS VIT Utilities Series Initial Class	218,674	38.31	8,377,416	6,524,609	1
MFS VIT II Core Equity Portfolio Initial Class	506,876	32.33	16,387,313	12,554,164	1
Morgan Stanley VIF Growth Portfolio Class I	164,520	53.72	8,838,032	8,421,361	1
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	242,902	40.34	9,798,663	7,913,107	1
Neuberger Berman AMT Short Duration Bond Portfolio Class I	4,524	10.48	47,408	47,586	1
Neuberger Berman AMT Sustainable Equity Portfolio Class I	14,856	37.03	550,125	393,151	1
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	103,996	7.74	804,925	671,035	1
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	50,747	10.94	555,168	580,475	1
PIMCO Real Return Portfolio Administrative Class	603,042	13.99	8,436,564	7,888,858	1
PIMCO Short-Term Portfolio Administrative Class	556,450	10.30	5,731,436	5,761,987	1
PIMCO Total Return Portfolio Administrative Class	1,325,358	10.76	14,260,854	14,641,119	1
Pioneer Fund VCT Portfolio Class I	157,892	19.80	3,126,271	2,598,920	1
Pioneer Mid Cap Value VCT Portfolio Class I	49,421	23.08	1,140,644	928,977	1
Pioneer Select Mid Cap Growth VCT Portfolio Class I	121,247	34.90	4,231,530	3,699,246	1
Putnam VT Diversified Income Fund Class IB	906,817	5.28	4,787,993	5,671,350	1
Putnam VT Growth Opportunities Fund Class IB	8,215	16.02	131,598	103,535	1
Putnam VT International Value Fund Class IB	345,589	11.37	3,929,342	3,453,552	1
Putnam VT Large Cap Value Fund Class IB	554,951	30.82	17,103,587	13,463,328	1
Putnam VT Small Cap Value Fund Class IB	17,040	13.90	236,855	186,628	1
Putnam VT Sustainable Leaders Fund Class IB	2,295	49.21	112,956	86,274	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	8,922	19.72	175,934	154,104	1
SAST SA AB Growth Portfolio Class 1	147,406	74.66	11,005,298	6,999,380	1
SAST SA DFA Ultra Short Bond Portfolio Class 1	134,215	10.43	1,399,859	1,430,977	1
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	19,112	13.59	259,736	252,145	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	36,701	17.69	649,238	541,394	1
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	116,943	24.05	2,812,476	2,392,546	1
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	44,807	15.06	674,795	581,528	1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	16,648	11.25	187,290	187,327	1
SAST SA Invesco Growth Opportunities Portfolio Class 1	16,282	11.62	189,200	151,578	1
SAST SA Invesco Main Street Large Cap Portfolio Class 1	18,256	28.80	525,781	378,606	1
SAST SA Janus Focused Growth Portfolio Class 1	52,320	24.01	1,256,215	795,328	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	261,464	22.10	5,778,348	5,162,899	1
SAST SA JPMorgan Emerging Markets Portfolio Class 1	41,368	9.75	403,334	334,090	1
SAST SA JPMorgan Equity-Income Portfolio Class 1	87,455	40.87	3,574,304	2,780,187	1
SAST SA JPMorgan Global Equities Portfolio Class 1	17,186	23.96	411,783	342,673	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	5,486	9.31	51,077	51,820	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	401,973	25.79	10,366,881	9,818,084	1
SAST SA MFS Blue Chip Growth Portfolio Class 1	5,073	18.60	94,352	58,847	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	23,305	30.30	706,139	509,446	1
SAST SA MFS Total Return Portfolio Class 1	43,216	21.41	925,247	793,843	1
SAST SA Morgan Stanley International Equities Portfolio Class 1	37,031	11.36	420,672	365,062	1
SAST SA PineBridge High-Yield Bond Portfolio Class 1	57,424	5.60	321,575	322,702	1
SAST SA Putnam International Growth and Income Portfolio Class 1	46,667	11.43	533,403	510,833	1
SAST SA Wellington Capital Appreciation Portfolio Class 1	125,113	53.33	6,672,269	6,069,582	1
SAST SA Wellington Capital Appreciation Portfolio Class 3	21,411	45.48	973,758	1,054,975	1
SAST SA Wellington Government and Quality Bond Portfolio Class 1	19,817	15.31	303,396	305,162	1
SAST SA Wellington Government and Quality Bond Portfolio Class 3	44,867	15.27	685,118	709,427	1
VALIC Company I Core Bond Fund	37,720	11.48	433,025	428,157	1
VALIC Company I Dynamic Allocation Fund	667,050	13.16	8,778,372	8,141,013	1
VALIC Company I Emerging Economies Fund	59,294	9.95	589,975	544,801	1
VALIC Company I Government Money Market I Fund	11,117,630	1.00	11,117,630	11,117,632	1
VALIC Company I International Equities Index Fund	539,377	8.46	4,563,131	3,991,891	1
* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.
The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2021

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
VALIC Company I International Value Fund	18,523	$10.85	$200,974	$178,005	1
VALIC Company I Mid Cap Index Fund	573,770	32.68	18,750,814	14,849,194	1
VALIC Company I Mid Cap Value Fund	10,874	23.38	254,223	210,611	1
VALIC Company I Nasdaq-100 Index Fund	489,940	28.65	14,036,774	9,173,666	1
VALIC Company I Science & Technology Fund	183,300	42.00	7,698,602	6,047,966	1
VALIC Company I Small Cap Index Fund	467,633	23.34	10,914,547	9,421,959	1
VALIC Company I Stock Index Fund	501,717	60.08	30,143,155	21,833,858	1
VALIC Company I U.S. Socially Responsible Fund	6,696	27.90	186,815	144,558	1
VanEck VIP Emerging Markets Fund Initial Class	11,788	14.40	169,752	153,354	1
VanEck VIP Global Resources Fund Initial Class	8,893	26.61	236,649	180,466	1
Vanguard VIF High Yield Bond Portfolio	750,752	8.06	6,051,058	5,842,650	1
Vanguard VIF Real Estate Index Portfolio	1,040,840	16.56	17,236,311	13,363,338	1
* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.
The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A	AB VPS Growth and Income Portfolio Class A	AB VPS Intermediate Bond Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
For the Year Ended December 31, 2021
From operations:
Dividends	$1,045	$-	$14,721	$366	$-
Mortality and expense risk and administrative charges	(1,074)	(7,295)	(8,899)	(120)	(179,770)
Net investment income (loss)	(29)	(7,295)	5,822	246	(179,770)
Net realized gain (loss)	(2,119)	60,417	35,124	(229)	4,159,031
Capital gain distribution from mutual funds	4,763	215,513	-	649	2,494,675
Change in unrealized appreciation (depreciation) of investments	23,589	100,615	378,326	(1,156)	2,582,806
Increase (decrease) in net assets from operations	26,204	369,250	419,272	(490)	9,056,742

From contract transactions:
Payments received from contract owners	13,304	53,806	69,470	2,273	100,990
Payments for contract benefits or terminations	(599)	(24,435)	(4,622)	-	(106,515)
Policy loans	(189)	(9,081)	7,968	605	(40,713)
Transfers between sub-accounts (including fixed account), net	(89)	(5,489)	(6,178)	(1)	169,610
Contract maintenance charges	(13,499)	(68,644)	(110,260)	(4,179)	(197,120)
Increase (decrease) in net assets from contract transactions	(1,072)	(53,843)	(43,622)	(1,302)	(73,748)

Increase (decrease) in net assets	25,132	315,407	375,650	(1,792)	8,982,994
Net assets at beginning of period	199,980	1,663,885	1,536,730	25,595	32,392,495
Net assets at end of period	$225,112	$1,979,292	$1,912,380	$23,803	$41,375,489

Beginning units	9,346	50,507	19,623	1,602	507,220
Units issued	586	2,419	916	186	110,429
Units redeemed	(635)	(4,416)	(1,388)	(269)	(113,447)
Ending units	9,297	48,510	19,151	1,519	504,202

For the Year Ended December 31, 2020
From operations:
Dividends	$4,158	$8,824	$21,807	$819	$-
Mortality and expense risk and administrative charges	(872)	(5,369)	(7,103)	(124)	(132,597)
Net investment income (loss)	3,286	3,455	14,704	695	(132,597)
Net realized gain (loss)	(3,672)	72,997	101,921	(395)	208,261
Capital gain distribution from mutual funds	5,256	123,908	74,227	-	2,079,349
Change in unrealized appreciation (depreciation) of investments	11,073	273,062	(184,250)	1,001	6,245,371
Increase (decrease) in net assets from operations	15,943	473,422	6,602	1,301	8,400,384

From contract transactions:
Payments received from contract owners	16,253	62,220	86,435	2,767	122,909
Payments for contract benefits or terminations	-	(84,030)	(166,781)	-	(240,495)
Policy loans	(109)	241	(9,906)	96	33,564
Transfers between sub-accounts (including fixed account), net	2,439	(25,325)	(34,912)	(9)	4,925
Contract maintenance charges	(14,094)	(70,958)	(118,390)	(4,801)	(204,766)
Increase (decrease) in net assets from contract transactions	4,489	(117,852)	(243,554)	(1,947)	(283,863)

Increase (decrease) in net assets	20,432	355,570	(236,952)	(646)	8,116,521
Net assets at beginning of period	179,548	1,308,315	1,773,682	26,241	24,275,974
Net assets at end of period	$199,980	$1,663,885	$1,536,730	$25,595	$32,392,495

Beginning units	9,135	54,375	23,150	1,732	513,128
Units issued	1,061	3,478	1,391	215	8,124
Units redeemed	(850)	(7,346)	(4,918)	(345)	(14,032)
Ending units	9,346	50,507	19,623	1,602	507,220

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Small Cap Growth Portfolio Class A	Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2	American Century VP Capital Appreciation Fund Class I	American Century VP Disciplined Core Value Fund Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$-	$-	$-	$2,122
Mortality and expense risk and administrative charges	(4,401)	(50,884)	(22,212)	(410)	(197)
Net investment income (loss)	(4,401)	(50,884)	(22,212)	(410)	1,925
Net realized gain (loss)	11,829	460,070	412,153	6,378	966
Capital gain distribution from mutual funds	180,429	3,164,114	1,771,118	49,666	28,402
Change in unrealized appreciation (depreciation) of investments	(114,874)	(1,242,502)	(2,017,576)	(13,252)	9,107
Increase (decrease) in net assets from operations	72,983	2,330,798	143,483	42,382	40,400

From contract transactions:
Payments received from contract owners	16,362	471,499	161,756	5,507	6,598
Payments for contract benefits or terminations	-	(306,131)	(291,524)	-	(8,743)
Policy loans	(18,727)	13,611	13,894	(13,345)	90
Transfers between sub-accounts (including fixed account), net	1,402	747,706	(369,495)	2,876	(124)
Contract maintenance charges	(25,785)	(351,313)	(151,629)	(11,916)	(7,690)
Increase (decrease) in net assets from contract transactions	(26,748)	575,372	(636,998)	(16,878)	(9,869)

Increase (decrease) in net assets	46,235	2,906,170	(493,515)	25,504	30,531
Net assets at beginning of period	830,859	12,356,372	5,510,915	389,574	173,791
Net assets at end of period	$877,094	$15,262,542	$5,017,400	$415,078	$204,322

Beginning units	11,167	297,914	161,088	8,130	5,771
Units issued	248	59,895	100,338	375	194
Units redeemed	(591)	(40,778)	(115,587)	(704)	(472)
Ending units	10,824	317,031	145,839	7,801	5,493

For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$-	$-	$3,064
Mortality and expense risk and administrative charges	(3,133)	(38,342)	(16,276)	(295)	(156)
Net investment income (loss)	(3,133)	(38,342)	(16,276)	(295)	2,908
Net realized gain (loss)	3,820	340,239	75,380	1,714	1,891
Capital gain distribution from mutual funds	43,472	1,575,783	595,697	31,136	7,743
Change in unrealized appreciation (depreciation) of investments	254,117	1,655,128	1,356,131	81,161	6,437
Increase (decrease) in net assets from operations	298,276	3,532,808	2,010,932	113,716	18,979

From contract transactions:
Payments received from contract owners	7,948	351,023	156,638	9,693	8,705
Payments for contract benefits or terminations	(8,068)	(560,210)	(307,356)	(6,523)	(7,616)
Policy loans	(333)	(18,011)	17,924	(1,624)	(84)
Transfers between sub-accounts (including fixed account), net	(9,170)	(11,096)	336,849	7,569	11
Contract maintenance charges	(23,716)	(289,894)	(141,884)	(12,370)	(7,228)
Increase (decrease) in net assets from contract transactions	(33,339)	(528,188)	62,171	(3,255)	(6,212)

Increase (decrease) in net assets	264,937	3,004,620	2,073,103	110,461	12,767
Net assets at beginning of period	565,922	9,351,752	3,437,812	279,113	161,024
Net assets at end of period	$830,859	$12,356,372	$5,510,915	$389,574	$173,791

Beginning units	11,654	291,367	164,124	8,289	5,973
Units issued	2,043	80,094	51,851	825	360
Units redeemed	(2,530)	(73,547)	(54,887)	(984)	(562)
Ending units	11,167	297,914	161,088	8,130	5,771

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Century VP Value Fund Class I	American Funds IS American High-Income Trust Class 2	American Funds IS Asset Allocation Fund Class 2	American Funds IS Global Growth Fund Class 2	American Funds IS Growth Fund Class 2
For the Year Ended December 31, 2021
From operations:
Dividends	$295,767	$62,046	$156,516	$11,181	$18,400
Mortality and expense risk and administrative charges	(68,505)	(3,623)	(25,376)	(8,312)	(20,483)
Net investment income (loss)	227,262	58,423	131,140	2,869	(2,083)
Net realized gain (loss)	1,233,921	787	140,254	132,523	269,474
Capital gain distribution from mutual funds	-	-	315,854	161,086	1,012,582
Change in unrealized appreciation (depreciation) of investments	2,114,366	43,569	650,279	187,513	276,616
Increase (decrease) in net assets from operations	3,575,549	102,779	1,237,527	483,991	1,556,589

From contract transactions:
Payments received from contract owners	694,649	161,463	765,458	302,774	948,717
Payments for contract benefits or terminations	(726,580)	(1,933)	(301,652)	(12,223)	(77,215)
Policy loans	(69,465)	(1,555)	(1,378)	(2,196)	(1,478)
Transfers between sub-accounts (including fixed account), net	(138,321)	179,103	2,950,650	122,397	688,990
Contract maintenance charges	(677,074)	(113,209)	(892,074)	(284,031)	(803,460)
Increase (decrease) in net assets from contract transactions	(916,791)	223,869	2,521,004	126,721	755,554

Increase (decrease) in net assets	2,658,758	326,648	3,758,531	610,712	2,312,143
Net assets at beginning of period	14,948,597	1,161,636	6,942,615	2,864,272	6,971,840
Net assets at end of period	$17,607,355	$1,488,284	$10,701,146	$3,474,984	$9,283,983

Beginning units	611,711	93,793	468,644	152,109	296,616
Units issued	151,834	31,051	255,953	41,360	75,406
Units redeemed	(179,236)	(13,552)	(80,292)	(34,556)	(49,580)
Ending units	584,309	111,292	644,305	158,913	322,442

For the Year Ended December 31, 2020
From operations:
Dividends	$307,004	$88,263	$96,489	$7,699	$15,719
Mortality and expense risk and administrative charges	(56,349)	(2,280)	(13,586)	(5,103)	(12,433)
Net investment income (loss)	250,655	85,983	82,903	2,596	3,286
Net realized gain (loss)	448,416	(888)	20,042	67,549	228,218
Capital gain distribution from mutual funds	346,642	-	21,394	56,663	112,922
Change in unrealized appreciation (depreciation) of investments	(1,072,540)	18,850	646,151	547,171	1,950,113
Increase (decrease) in net assets from operations	(26,827)	103,945	770,490	673,979	2,294,539

From contract transactions:
Payments received from contract owners	646,814	127,576	557,801	261,611	751,979
Payments for contract benefits or terminations	(522,593)	(12,224)	(1,750)	(41,357)	(15,795)
Policy loans	(74,292)	8,473	(2,405)	(3,947)	(1,188)
Transfers between sub-accounts (including fixed account), net	(483,773)	449,480	2,659,789	988,045	917,681
Contract maintenance charges	(696,286)	(99,672)	(635,494)	(237,040)	(676,892)
Increase (decrease) in net assets from contract transactions	(1,130,130)	473,633	2,577,941	967,312	975,785

Increase (decrease) in net assets	(1,156,957)	577,578	3,348,431	1,641,291	3,270,324
Net assets at beginning of period	16,105,554	584,058	3,594,184	1,222,981	3,701,516
Net assets at end of period	$14,948,597	$1,161,636	$6,942,615	$2,864,272	$6,971,840

Beginning units	652,422	49,880	259,425	78,701	226,545
Units issued	63,036	59,776	262,873	148,861	172,792
Units redeemed	(103,747)	(15,863)	(53,654)	(75,453)	(102,721)
Ending units	611,711	93,793	468,644	152,109	296,616

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Funds IS Growth- Income Fund Class 2	American Funds IS International Fund Class 2	AST SA PGI Asset Allocation Portfolio Class 1	BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Stock Index Fund, Inc. Initial Shares
For the Year Ended December 31, 2021
From operations:
Dividends	$85,347	$56,314	$10,036	$29,030	$72,898
Mortality and expense risk and administrative charges	(18,799)	(5,597)	(567)	(18,190)	(21,821)
Net investment income (loss)	66,548	50,717	9,469	10,840	51,077
Net realized gain (loss)	132,102	67,606	4,837	198,691	240,350
Capital gain distribution from mutual funds	72,031	-	40,003	29,378	275,137
Change in unrealized appreciation (depreciation) of investments	1,279,010	(162,402)	(7,874)	806,989	1,001,962
Increase (decrease) in net assets from operations	1,549,691	(44,079)	46,435	1,045,898	1,568,526

From contract transactions:
Payments received from contract owners	1,023,812	311,511	11,885	152,255	142,015
Payments for contract benefits or terminations	(18,076)	(255)	(1,326)	(176,416)	(66,232)
Policy loans	(924)	-	95	(13,472)	(25,314)
Transfers between sub-accounts (including fixed account), net	84,587	62,191	(345,214)	(37,528)	(120,547)
Contract maintenance charges	(767,421)	(217,668)	(15,677)	(196,816)	(241,825)
Increase (decrease) in net assets from contract transactions	321,978	155,779	(350,237)	(271,977)	(311,903)

Increase (decrease) in net assets	1,871,669	111,700	(303,802)	773,921	1,256,623
Net assets at beginning of period	6,357,731	2,131,305	303,802	4,155,515	5,807,942
Net assets at end of period	$8,229,400	$2,243,005	$-	$4,929,436	$7,064,565

Beginning units	374,071	155,226	9,009	165,719	111,020
Units issued	85,862	45,063	339	43,083	3,301
Units redeemed	(67,600)	(34,167)	(9,348)	(53,048)	(9,371)
Ending units	392,333	166,122	-	155,754	104,950

For the Year Ended December 31, 2020
From operations:
Dividends	$72,718	$10,911	$7,161	$29,619	$77,443
Mortality and expense risk and administrative charges	(12,251)	(3,487)	(560)	(15,163)	(16,916)
Net investment income (loss)	60,467	7,424	6,601	14,456	60,527
Net realized gain (loss)	(245)	(1,885)	503	(87,891)	275,723
Capital gain distribution from mutual funds	123,055	-	7,363	-	300,941
Change in unrealized appreciation (depreciation) of investments	620,569	340,634	12,100	334,603	204,817
Increase (decrease) in net assets from operations	803,846	346,173	26,567	261,168	842,008

From contract transactions:
Payments received from contract owners	946,033	233,826	12,869	168,767	159,668
Payments for contract benefits or terminations	(85,882)	(229)	-	(146,874)	(353,507)
Policy loans	(6,551)	-	11	15,694	104,738
Transfers between sub-accounts (including fixed account), net	1,469,039	786,094	(13)	(214,848)	174,159
Contract maintenance charges	(735,049)	(181,426)	(17,670)	(194,587)	(242,203)
Increase (decrease) in net assets from contract transactions	1,587,590	838,265	(4,803)	(371,848)	(157,145)

Increase (decrease) in net assets	2,391,436	1,184,438	21,764	(110,680)	684,863
Net assets at beginning of period	3,966,295	946,867	282,038	4,266,195	5,123,079
Net assets at end of period	$6,357,731	$2,131,305	$303,802	$4,155,515	$5,807,942

Beginning units	254,489	77,071	9,173	183,177	112,604
Units issued	202,963	105,501	440	14,186	12,143
Units redeemed	(83,381)	(27,346)	(604)	(31,644)	(13,727)
Ending units	374,071	155,226	9,009	165,719	111,020

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	BNY Mellon VIF International Value Portfolio Initial Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	BNY Mellon VIF Quality Bond Portfolio Initial Shares	EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	EQ/Common Stock Index Portfolio Class 1A
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$10,374	$-	$-	$17,074
Mortality and expense risk and administrative charges	-	(34,740)	-	(7,676)	(21,779)
Net investment income (loss)	-	(24,366)	-	(7,676)	(4,705)
Net realized gain (loss)	-	736,377	-	285,389	564,188
Capital gain distribution from mutual funds	-	-	-	141,972	168,757
Change in unrealized appreciation (depreciation) of investments	-	619,224	-	(244,648)	(114,808)
Increase (decrease) in net assets from operations	-	1,331,235	-	175,037	613,432

From contract transactions:
Payments received from contract owners	-	336,640	-	25,407	73,576
Payments for contract benefits or terminations	-	(494,285)	-	(387,489)	(739,942)
Policy loans	-	5,526	-	40,572	38,081
Transfers between sub-accounts (including fixed account), net	-	(111,737)	-	142	(4)
Contract maintenance charges	-	(409,320)	-	(41,896)	(135,729)
Increase (decrease) in net assets from contract transactions	-	(673,176)	-	(363,264)	(764,018)

Increase (decrease) in net assets	-	658,059	-	(188,227)	(150,586)
Net assets at beginning of period	-	8,316,650	-	993,674	2,809,931
Net assets at end of period	$-	$8,974,709	$-	$805,447	$2,659,345

Beginning units	-	308,719	-	8,125	21,024
Units issued	-	119,825	-	396	448
Units redeemed	-	(143,208)	-	(3,014)	(5,425)
Ending units	-	285,336	-	5,507	16,047

For the Year Ended December 31, 2020
From operations:
Dividends	$3,988	$43,117	$22,367	$-	$27,170
Mortality and expense risk and administrative charges	(31)	(28,043)	(6,068)	(6,207)	(18,410)
Net investment income (loss)	3,957	15,074	16,299	(6,207)	8,760
Net realized gain (loss)	(21,497)	(55,052)	109,920	77,926	160,903
Capital gain distribution from mutual funds	-	-	-	84,490	131,641
Change in unrealized appreciation (depreciation) of investments	(7,713)	1,376,661	(50,710)	123,935	144,508
Increase (decrease) in net assets from operations	(25,253)	1,336,683	75,509	280,144	445,812

From contract transactions:
Payments received from contract owners	3,010	357,577	84,917	27,055	81,162
Payments for contract benefits or terminations	(5,089)	(218,869)	(18,615)	(46,655)	(173,225)
Policy loans	(811)	(41,782)	8,908	299	21,743
Transfers between sub-accounts (including fixed account), net	(89,199)	(56,370)	(3,831,062)	9,736	(751)
Contract maintenance charges	(1,704)	(415,224)	(116,643)	(45,759)	(148,880)
Increase (decrease) in net assets from contract transactions	(93,793)	(374,668)	(3,872,495)	(55,324)	(219,951)

Increase (decrease) in net assets	(119,046)	962,015	(3,796,986)	224,820	225,861
Net assets at beginning of period	119,046	7,354,635	3,796,986	768,854	2,584,070
Net assets at end of period	$-	$8,316,650	$-	$993,674	$2,809,931

Beginning units	8,831	327,113	256,910	8,662	22,984
Units issued	1,101	48,485	180,399	563	366
Units redeemed	(9,932)	(66,879)	(437,309)	(1,100)	(2,326)
Ending units	-	308,719	-	8,125	21,024

The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	EQ/International Equity Index Portfolio Class 1A	EQ/Money Market Portfolio Class 1A	EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	Fidelity VIP Asset Manager Growth Portfolio Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$5,564	$-	$254	$13,322	$103,565
Mortality and expense risk and administrative charges	(2,028)	(137)	(147)	(4,033)	(56,124)
Net investment income (loss)	3,536	(137)	107	9,289	47,441
Net realized gain (loss)	19,206	1	377	12,897	315,358
Capital gain distribution from mutual funds	-	29	187	30,345	105,044
Change in unrealized appreciation (depreciation) of investments	(374)	4	(1,147)	(12,194)	448,776
Increase (decrease) in net assets from operations	22,368	(103)	(476)	40,337	916,619

From contract transactions:
Payments received from contract owners	14,782	2,875	3,581	38,688	413,811
Payments for contract benefits or terminations	(107,740)	(14)	-	(36,066)	(520,074)
Policy loans	(7)	-	(149)	1,034	(13,893)
Transfers between sub-accounts (including fixed account), net	6	(1)	-	(120)	(8,139)
Contract maintenance charges	(20,905)	(3,403)	(4,600)	(76,148)	(487,281)
Increase (decrease) in net assets from contract transactions	(113,864)	(543)	(1,168)	(72,612)	(615,576)

Increase (decrease) in net assets	(91,496)	(646)	(1,644)	(32,275)	301,043
Net assets at beginning of period	261,132	18,831	20,383	551,561	7,222,827
Net assets at end of period	$169,636	$18,185	$18,739	$519,286	$7,523,870

Beginning units	571	105	53	957	14,061
Units issued	18	12	8	31	241
Units redeemed	(252)	(15)	(11)	(151)	(1,353)
Ending units	337	102	50	837	12,949

For the Year Ended December 31, 2020
From operations:
Dividends	$4,474	$40	$408	$11,237	$72,123
Mortality and expense risk and administrative charges	(1,775)	(146)	(169)	(3,896)	(48,092)
Net investment income (loss)	2,699	(106)	239	7,341	24,031
Net realized gain (loss)	5,732	-	546	4,158	143,172
Capital gain distribution from mutual funds	665	-	720	26,590	90,639
Change in unrealized appreciation (depreciation) of investments	(6,671)	-	1,353	14,140	757,375
Increase (decrease) in net assets from operations	2,425	(106)	2,858	52,229	1,015,217

From contract transactions:
Payments received from contract owners	15,797	2,315	3,366	37,219	437,511
Payments for contract benefits or terminations	(18,048)	-	(9,600)	(20,257)	(287,406)
Policy loans	(6)	(13)	(141)	1,174	(11,190)
Transfers between sub-accounts (including fixed account), net	(5,093)	1	(25)	(262)	(23,637)
Contract maintenance charges	(22,404)	(3,474)	(5,422)	(75,454)	(521,478)
Increase (decrease) in net assets from contract transactions	(29,754)	(1,171)	(11,822)	(57,580)	(406,200)

Increase (decrease) in net assets	(27,329)	(1,277)	(8,964)	(5,351)	609,017
Net assets at beginning of period	288,461	20,108	29,347	556,912	6,613,810
Net assets at end of period	$261,132	$18,831	$20,383	$551,561	$7,222,827

Beginning units	651	111	88	1,067	14,985
Units issued	27	9	8	33	277
Units redeemed	(107)	(15)	(43)	(143)	(1,201)
Ending units	571	105	53	957	14,061

The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$218,746	$63,023	$35,043	$12,061	$648,552
Mortality and expense risk and administrative charges	(90,856)	(18,823)	(407,844)	(171,643)	(258,229)
Net investment income (loss)	127,890	44,200	(372,801)	(159,582)	390,323
Net realized gain (loss)	266,372	126,876	2,647,579	2,659,972	999,790
Capital gain distribution from mutual funds	74,916	25,594	7,014,551	5,803,358	3,798,748
Change in unrealized appreciation (depreciation) of investments	594,976	211,374	4,046,028	2,535,608	2,095,405
Increase (decrease) in net assets from operations	1,064,154	408,044	13,335,357	10,839,356	7,284,266

From contract transactions:
Payments received from contract owners	668,576	260,778	1,535,250	1,672,007	1,568,189
Payments for contract benefits or terminations	(662,979)	(257,549)	(3,230,172)	(1,490,708)	(1,848,103)
Policy loans	(53,369)	37,060	(210,181)	5,566	(72,351)
Transfers between sub-accounts (including fixed account), net	1,641,766	(80,840)	10,789	652,695	(99,686)
Contract maintenance charges	(945,601)	(326,177)	(2,095,398)	(1,788,445)	(2,064,586)
Increase (decrease) in net assets from contract transactions	648,393	(366,728)	(3,989,712)	(948,885)	(2,516,537)

Increase (decrease) in net assets	1,712,547	41,316	9,345,645	9,890,471	4,767,729
Net assets at beginning of period	12,040,995	4,515,366	51,476,464	40,690,884	31,224,792
Net assets at end of period	$13,753,542	$4,556,682	$60,822,109	$50,581,355	$35,992,521

Beginning units	37,082	229,493	409,646	1,327,214	289,433
Units issued	3,663	76,376	4,113	256,699	2,858
Units redeemed	(3,467)	(95,371)	(32,056)	(278,683)	(23,151)
Ending units	37,278	210,498	381,703	1,305,230	269,140

For the Year Ended December 31, 2020
From operations:
Dividends	$165,653	$53,338	$112,431	$27,756	$509,990
Mortality and expense risk and administrative charges	(80,459)	(17,763)	(329,303)	(144,402)	(210,972)
Net investment income (loss)	85,194	35,575	(216,872)	(116,646)	299,018
Net realized gain (loss)	55,994	(10,317)	1,666,323	1,223,959	357,792
Capital gain distribution from mutual funds	145,334	56,311	231,672	188,700	1,316,028
Change in unrealized appreciation (depreciation) of investments	1,199,232	468,203	10,337,635	8,208,774	(459,144)
Increase (decrease) in net assets from operations	1,485,754	549,772	12,018,758	9,504,787	1,513,694

From contract transactions:
Payments received from contract owners	749,708	264,379	1,561,893	1,600,876	1,641,496
Payments for contract benefits or terminations	(452,743)	(167,441)	(2,069,627)	(1,511,419)	(1,207,402)
Policy loans	7,677	(2,635)	(126,731)	(388,583)	(42,960)
Transfers between sub-accounts (including fixed account), net	(82,344)	(72,659)	(468,532)	(464,780)	(354,791)
Contract maintenance charges	(1,029,566)	(319,350)	(2,190,677)	(1,711,124)	(2,234,806)
Increase (decrease) in net assets from contract transactions	(807,268)	(297,706)	(3,293,674)	(2,475,030)	(2,198,463)

Increase (decrease) in net assets	678,486	252,066	8,725,084	7,029,757	(684,769)
Net assets at beginning of period	11,362,509	4,263,300	42,751,380	33,661,127	31,909,561
Net assets at end of period	$12,040,995	$4,515,366	$51,476,464	$40,690,884	$31,224,792

Beginning units	41,230	247,336	440,562	1,384,642	313,223
Units issued	1,939	20,526	4,438	195,948	1,968
Units redeemed	(6,087)	(38,369)	(35,354)	(253,376)	(25,758)
Ending units	37,082	229,493	409,646	1,327,214	289,433

The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Freedom 2020 Portfolio Service Class 2	Fidelity VIP Freedom 2025 Portfolio Service Class 2	Fidelity VIP Freedom 2030 Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$348,078	$3,354	$7,174	$31,075	$355
Mortality and expense risk and administrative charges	(76,283)	(1,506)	(2,693)	(14,162)	(16,987)
Net investment income (loss)	271,795	1,848	4,481	16,913	(16,632)
Net realized gain (loss)	566,977	8,034	21,598	63,925	-
Capital gain distribution from mutual funds	2,377,753	20,963	27,165	147,659	-
Change in unrealized appreciation (depreciation) of investments	1,011,454	2,963	17,304	155,444	-
Increase (decrease) in net assets from operations	4,227,979	33,808	70,548	383,941	(16,632)

From contract transactions:
Payments received from contract owners	859,683	26,356	36,584	91,543	518,487
Payments for contract benefits or terminations	(933,262)	(9,048)	(21,168)	(14,496)	(997,390)
Policy loans	15,593	96	(8,475)	3,662	(14,635)
Transfers between sub-accounts (including fixed account), net	1,162,436	1,477	147,234	48,042	1,111,347
Contract maintenance charges	(919,599)	(26,201)	(49,724)	(117,818)	(484,472)
Increase (decrease) in net assets from contract transactions	184,851	(7,320)	104,451	10,933	133,337

Increase (decrease) in net assets	4,412,830	26,488	174,999	394,874	116,705
Net assets at beginning of period	17,930,083	381,192	699,934	3,309,069	3,799,178
Net assets at end of period	$22,342,913	$407,680	$874,933	$3,703,943	$3,915,883

Beginning units	846,780	18,324	31,513	146,485	171,042
Units issued	205,976	2,584	9,796	10,570	78,487
Units redeemed	(203,945)	(2,945)	(5,558)	(10,275)	(69,528)
Ending units	848,811	17,963	35,751	146,780	180,001

For the Year Ended December 31, 2020
From operations:
Dividends	$264,016	$3,602	$6,228	$29,151	$10,686
Mortality and expense risk and administrative charges	(64,855)	(1,384)	(3,096)	(11,519)	(16,724)
Net investment income (loss)	199,161	2,218	3,132	17,632	(6,038)
Net realized gain (loss)	(134,195)	2,310	30,179	1,520	-
Capital gain distribution from mutual funds	773,519	21,818	33,782	146,169	-
Change in unrealized appreciation (depreciation) of investments	81,870	22,226	42,733	286,324	-
Increase (decrease) in net assets from operations	920,355	48,572	109,826	451,645	(6,038)

From contract transactions:
Payments received from contract owners	871,192	27,269	93,943	92,505	448,426
Payments for contract benefits or terminations	(606,482)	(11,070)	(241,450)	(225,244)	(1,089,581)
Policy loans	(34,073)	(263)	6,540	(12,855)	34,225
Transfers between sub-accounts (including fixed account), net	(346,739)	(44,429)	60,613	81,866	1,663,416
Contract maintenance charges	(962,252)	(29,175)	(121,309)	(109,919)	(487,398)
Increase (decrease) in net assets from contract transactions	(1,078,354)	(57,668)	(201,663)	(173,647)	569,088

Increase (decrease) in net assets	(157,999)	(9,096)	(91,837)	277,998	563,050
Net assets at beginning of period	18,088,082	390,288	791,771	3,031,071	3,236,128
Net assets at end of period	$17,930,083	$381,192	$699,934	$3,309,069	$3,799,178

Beginning units	882,628	21,469	41,219	155,511	134,695
Units issued	120,437	1,445	8,331	8,474	103,582
Units redeemed	(156,285)	(4,590)	(18,037)	(17,500)	(67,235)
Ending units	846,780	18,324	31,513	146,485	171,042

The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$240	$-	$-	$114,608	$604,599
Mortality and expense risk and administrative charges	(6,070)	(711,884)	(135,088)	(14,305)	(361,089)
Net investment income (loss)	(5,830)	(711,884)	(135,088)	100,303	243,510
Net realized gain (loss)	-	3,883,755	3,129,522	(18,430)	2,247,902
Capital gain distribution from mutual funds	-	20,151,370	7,170,875	-	350,441
Change in unrealized appreciation (depreciation) of investments	-	(3,602,060)	(3,348,562)	(4,638)	8,843,071
Increase (decrease) in net assets from operations	(5,830)	19,721,181	6,816,747	77,235	11,684,924

From contract transactions:
Payments received from contract owners	8,892,087	2,403,619	816,587	158,902	1,690,899
Payments for contract benefits or terminations	(2,032)	(4,717,453)	(965,593)	(51,017)	(2,037,202)
Policy loans	-	(345,959)	(38,850)	15,181	(75,437)
Transfers between sub-accounts (including fixed account), net	(9,348,733)	(2,759,432)	(398,020)	(11,449)	293,147
Contract maintenance charges	(211,298)	(3,400,415)	(1,058,672)	(200,180)	(2,210,301)
Increase (decrease) in net assets from contract transactions	(669,976)	(8,819,640)	(1,644,548)	(88,563)	(2,338,894)

Increase (decrease) in net assets	(675,806)	10,901,541	5,172,199	(11,328)	9,346,030
Net assets at beginning of period	1,381,631	90,854,058	31,349,047	2,128,481	43,332,718
Net assets at end of period	$705,825	$101,755,599	$36,521,246	$2,117,153	$52,678,748

Beginning units	134,978	553,386	799,737	20,131	385,566
Units issued	8,854,057	3,828	145,354	1,331	4,859
Units redeemed	(8,919,971)	(48,531)	(183,062)	(1,717)	(23,133)
Ending units	69,064	508,683	762,029	19,745	367,292

For the Year Ended December 31, 2020
From operations:
Dividends	$3,194	$56,131	$10,014	$103,774	$671,331
Mortality and expense risk and administrative charges	(6,100)	(546,861)	(107,136)	(14,188)	(287,205)
Net investment income (loss)	(2,906)	(490,730)	(97,122)	89,586	384,126
Net realized gain (loss)	-	1,432,930	1,155,520	(28,039)	1,950,193
Capital gain distribution from mutual funds	-	7,137,047	2,336,489	-	127,550
Change in unrealized appreciation (depreciation) of investments	-	19,687,768	6,008,076	(28,311)	3,959,636
Increase (decrease) in net assets from operations	(2,906)	27,767,015	9,402,963	33,236	6,421,505

From contract transactions:
Payments received from contract owners	20,742,332	2,518,721	711,907	169,432	1,846,534
Payments for contract benefits or terminations	(1,996)	(3,834,532)	(934,371)	(94,867)	(1,750,175)
Policy loans	-	(168,182)	(52,238)	(15,382)	(144,242)
Transfers between sub-accounts (including fixed account), net	(20,637,576)	(931,297)	1,023,207	(30,240)	(389,038)
Contract maintenance charges	(581,494)	(3,611,300)	(1,020,540)	(224,770)	(2,384,906)
Increase (decrease) in net assets from contract transactions	(478,734)	(6,026,590)	(272,035)	(195,827)	(2,821,827)

Increase (decrease) in net assets	(481,640)	21,740,425	9,130,928	(162,591)	3,599,678
Net assets at beginning of period	1,863,271	69,113,633	22,218,119	2,291,072	39,733,040
Net assets at end of period	$1,381,631	$90,854,058	$31,349,047	$2,128,481	$43,332,718

Beginning units	181,390	598,554	786,010	21,285	414,896
Units issued	2,883,896	5,990	126,499	2,067	2,514
Units redeemed	(2,930,308)	(51,158)	(112,772)	(3,221)	(31,844)
Ending units	134,978	553,386	799,737	20,131	385,566

The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Mutual Shares VIP Fund Class 2	FTVIP Franklin Small Cap Value VIP Fund Class 2
For the Year Ended December 31, 2021
From operations:
Dividends	$63,546	$48,882	$44,025	$198,518	$90,474
Mortality and expense risk and administrative charges	(21,774)	(50,288)	(62,964)	(25,419)	(36,169)
Net investment income (loss)	41,772	(1,406)	(18,939)	173,099	54,305
Net realized gain (loss)	21,902	414,820	447,297	(57,721)	7,870
Capital gain distribution from mutual funds	84,835	2,214,099	628,815	-	239,567
Change in unrealized appreciation (depreciation) of investments	(192,996)	315,123	407,296	1,023,072	1,749,802
Increase (decrease) in net assets from operations	(44,487)	2,942,636	1,464,469	1,138,450	2,051,544

From contract transactions:
Payments received from contract owners	208,403	586,529	445,521	396,479	405,417
Payments for contract benefits or terminations	(212,288)	(504,202)	(556,286)	(212,992)	(351,680)
Policy loans	(36,967)	(58,078)	(35,552)	23,268	12,593
Transfers between sub-accounts (including fixed account), net	(13,632)	(245,063)	(116,169)	(23,267)	(260,073)
Contract maintenance charges	(277,317)	(632,787)	(567,461)	(375,269)	(415,604)
Increase (decrease) in net assets from contract transactions	(331,801)	(853,601)	(829,947)	(191,781)	(609,347)

Increase (decrease) in net assets	(376,288)	2,089,035	634,522	946,669	1,442,197
Net assets at beginning of period	3,365,272	12,117,996	8,084,538	6,083,490	7,997,455
Net assets at end of period	$2,988,984	$14,207,031	$8,719,060	$7,030,159	$9,439,652

Beginning units	23,607	532,984	25,535	367,970	354,169
Units issued	1,574	89,195	487	79,676	116,319
Units redeemed	(3,157)	(119,012)	(2,149)	(86,778)	(132,585)
Ending units	22,024	503,167	23,873	360,868	337,903

For the Year Ended December 31, 2020
From operations:
Dividends	$72,639	$38,973	$31,649	$158,296	$100,499
Mortality and expense risk and administrative charges	(22,522)	(37,495)	(53,017)	(22,543)	(26,960)
Net investment income (loss)	50,117	1,478	(21,368)	135,753	73,539
Net realized gain (loss)	13,685	(307,632)	230,545	(583,684)	(630,634)
Capital gain distribution from mutual funds	1,186	-	32,644	220,074	427,447
Change in unrealized appreciation (depreciation) of investments	204,234	2,250,883	799,090	(222,145)	472,176
Increase (decrease) in net assets from operations	269,222	1,944,729	1,040,911	(450,002)	342,528

From contract transactions:
Payments received from contract owners	218,284	573,699	496,044	392,495	356,677
Payments for contract benefits or terminations	(91,346)	(345,204)	(339,821)	(354,298)	(223,225)
Policy loans	(4,254)	(125,572)	19,514	51,724	(58,334)
Transfers between sub-accounts (including fixed account), net	278,423	931,561	(31,269)	(165,955)	105,320
Contract maintenance charges	(309,252)	(589,949)	(629,617)	(381,039)	(391,710)
Increase (decrease) in net assets from contract transactions	91,855	444,535	(485,149)	(457,073)	(211,272)

Increase (decrease) in net assets	361,077	2,389,264	555,762	(907,075)	131,256
Net assets at beginning of period	3,004,195	9,728,732	7,528,776	6,990,565	7,866,199
Net assets at end of period	$3,365,272	$12,117,996	$8,084,538	$6,083,490	$7,997,455

Beginning units	25,150	444,262	26,858	387,388	340,926
Units issued	2,437	217,180	2,477	95,071	79,934
Units redeemed	(3,980)	(128,458)	(3,800)	(114,489)	(66,691)
Ending units	23,607	532,984	25,535	367,970	354,169

The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Franklin U.S. Government Securities VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2	Goldman Sachs VIT Strategic Growth Fund Institutional Shares	Invesco V.I. American Franchise Fund Series I
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$63,106	$73,995	$-	$-
Mortality and expense risk and administrative charges	(243)	(10,695)	(16,353)	(12,951)	(2,775)
Net investment income (loss)	(243)	52,411	57,642	(12,951)	(2,775)
Net realized gain (loss)	9,830	(25,830)	(2,556)	153,572	26,871
Capital gain distribution from mutual funds	6,286	-	-	719,218	100,778
Change in unrealized appreciation (depreciation) of investments	(11,021)	(82,632)	90,918	254,577	(32,927)
Increase (decrease) in net assets from operations	4,852	(56,051)	146,004	1,114,416	91,947

From contract transactions:
Payments received from contract owners	-	104,066	346,272	-	18,087
Payments for contract benefits or terminations	(11,623)	(151,204)	(106,678)	(7,122)	-
Policy loans	366	(11,765)	123,566	-	8,474
Transfers between sub-accounts (including fixed account), net	(159)	(493,011)	10,040	(56)	3,029
Contract maintenance charges	(4,390)	(105,355)	(373,439)	(322,957)	(42,267)
Increase (decrease) in net assets from contract transactions	(15,806)	(657,269)	(239)	(330,135)	(12,677)

Increase (decrease) in net assets	(10,954)	(713,320)	145,765	784,281	79,270
Net assets at beginning of period	51,520	2,762,837	3,884,754	5,303,755	795,624
Net assets at end of period	$40,566	$2,049,517	$4,030,519	$6,088,036	$874,894

Beginning units	1,353	204,914	340,880	123,199	22,052
Units issued	512	44,040	55,699	3,561	1,096
Units redeemed	(909)	(93,086)	(54,656)	(10,636)	(1,417)
Ending units	956	155,868	341,923	116,124	21,731

For the Year Ended December 31, 2020
From operations:
Dividends	$-	$85,628	$120,024	$4,049	$483
Mortality and expense risk and administrative charges	(207)	(10,245)	(15,051)	(10,156)	(2,147)
Net investment income (loss)	(207)	75,383	104,973	(6,107)	(1,664)
Net realized gain (loss)	(751)	(48,980)	(293,134)	33,084	50,297
Capital gain distribution from mutual funds	5,557	-	-	396,895	50,416
Change in unrealized appreciation (depreciation) of investments	14,383	25,185	53,259	1,123,716	146,991
Increase (decrease) in net assets from operations	18,982	51,588	(134,902)	1,547,588	246,040

From contract transactions:
Payments received from contract owners	339	111,084	310,518	-	22,092
Payments for contract benefits or terminations	-	(30,759)	(234,449)	-	(46,206)
Policy loans	327	(59,393)	(14,144)	-	(1,413)
Transfers between sub-accounts (including fixed account), net	(1,292)	1,225,833	(77,041)	(18)	(10,576)
Contract maintenance charges	(3,790)	(109,398)	(374,265)	(260,688)	(39,790)
Increase (decrease) in net assets from contract transactions	(4,416)	1,137,367	(389,381)	(260,706)	(75,893)

Increase (decrease) in net assets	14,566	1,188,955	(524,283)	1,286,882	170,147
Net assets at beginning of period	36,954	1,573,882	4,409,037	4,016,873	625,477
Net assets at end of period	$51,520	$2,762,837	$3,884,754	$5,303,755	$795,624

Beginning units	1,498	117,941	380,450	130,777	24,603
Units issued	59	401,485	72,886	3	1,184
Units redeemed	(204)	(314,512)	(112,456)	(7,581)	(3,735)
Ending units	1,353	204,914	340,880	123,199	22,052

The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Conservative Balanced Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. Global Fund Series I	Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Global Strategic Income Fund Series I
For the Year Ended December 31, 2021
From operations:
Dividends	$20,937	$65,052	$-	$20,275	$21
Mortality and expense risk and administrative charges	(5,584)	(31,806)	(41,289)	(1,305)	(3)
Net investment income (loss)	15,353	33,246	(41,289)	18,970	18
Net realized gain (loss)	77,502	141,902	389,621	(1,588)	-
Capital gain distribution from mutual funds	71,583	222,808	567,102	-	-
Change in unrealized appreciation (depreciation) of investments	(27,365)	1,935,759	494,413	145,566	(36)
Increase (decrease) in net assets from operations	137,073	2,333,715	1,409,847	162,948	(18)

From contract transactions:
Payments received from contract owners	88,275	415,276	400,122	68,433	-
Payments for contract benefits or terminations	(89,701)	(308,511)	(339,389)	(2,787)	-
Policy loans	18,559	(31,175)	24,120	(253)	-
Transfers between sub-accounts (including fixed account), net	(72,660)	(64,586)	103,516	(5,646)	1
Contract maintenance charges	(81,864)	(492,661)	(373,113)	(34,691)	(30)
Increase (decrease) in net assets from contract transactions	(137,391)	(481,657)	(184,744)	25,056	(29)

Increase (decrease) in net assets	(318)	1,852,058	1,225,103	188,004	(47)
Net assets at beginning of period	1,429,125	8,641,820	10,103,855	624,203	479
Net assets at end of period	$1,428,807	$10,493,878	$11,328,958	$812,207	$432

Beginning units	89,737	364,666	353,724	45,942	39
Units issued	13,953	101,163	111,715	5,707	-
Units redeemed	(22,392)	(121,553)	(117,930)	(3,533)	(2)
Ending units	81,298	344,276	347,509	48,116	37

For the Year Ended December 31, 2020
From operations:
Dividends	$29,713	$104,176	$58,160	$29,397	$27
Mortality and expense risk and administrative charges	(7,590)	(29,973)	(31,462)	(993)	(3)
Net investment income (loss)	22,123	74,203	26,698	28,404	24
Net realized gain (loss)	71,001	(114,376)	77,922	(48,952)	(4)
Capital gain distribution from mutual funds	33,016	1,797,090	303,025	16,420	-
Change in unrealized appreciation (depreciation) of investments	80,099	(743,618)	1,743,705	(62,911)	(17)
Increase (decrease) in net assets from operations	206,239	1,013,299	2,151,350	(67,039)	3

From contract transactions:
Payments received from contract owners	118,257	493,917	437,388	64,543	-
Payments for contract benefits or terminations	(46,017)	(221,768)	(143,538)	(9,574)	-
Policy loans	(95,547)	6,466	(53,512)	4,460	-
Transfers between sub-accounts (including fixed account), net	62,410	(250,600)	(374,235)	72,630	-
Contract maintenance charges	(100,044)	(563,110)	(394,665)	(34,768)	(117)
Increase (decrease) in net assets from contract transactions	(60,941)	(535,095)	(528,562)	97,291	(117)

Increase (decrease) in net assets	145,298	478,204	1,622,788	30,252	(114)
Net assets at beginning of period	1,283,827	8,163,616	8,481,067	593,951	593
Net assets at end of period	$1,429,125	$8,641,820	$10,103,855	$624,203	$479

Beginning units	92,036	393,150	364,965	35,927	50
Units issued	104,850	83,792	53,519	23,064	-
Units redeemed	(107,149)	(112,276)	(64,760)	(13,049)	(11)
Ending units	89,737	364,666	353,724	45,942	39

The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I	Invesco V.I. High Yield Fund Series I	Invesco V.I. International Growth Fund Series I	Invesco V.I. Main Street Fund Series I
For the Year Ended December 31, 2021
From operations:
Dividends	$236	$193,644	$45,651	$117,069	$5,989
Mortality and expense risk and administrative charges	(50)	(44,175)	(4,225)	(33,033)	(838)
Net investment income (loss)	186	149,469	41,426	84,036	5,151
Net realized gain (loss)	20	149,884	(3,957)	286,955	8,745
Capital gain distribution from mutual funds	-	-	-	618,259	48,820
Change in unrealized appreciation (depreciation) of investments	(482)	2,556,326	(495)	(500,375)	137,475
Increase (decrease) in net assets from operations	(276)	2,855,679	36,974	488,875	200,191

From contract transactions:
Payments received from contract owners	-	544,023	36,250	515,649	19,895
Payments for contract benefits or terminations	-	(327,993)	(83,069)	(259,986)	(4,047)
Policy loans	(46)	48,526	(295)	14,077	(802)
Transfers between sub-accounts (including fixed account), net	479	(352,527)	24,248	11,079	(82)
Contract maintenance charges	(734)	(606,206)	(45,507)	(459,224)	(25,454)
Increase (decrease) in net assets from contract transactions	(301)	(694,177)	(68,373)	(178,405)	(10,490)

Increase (decrease) in net assets	(577)	2,161,502	(31,399)	310,470	189,701
Net assets at beginning of period	10,139	10,255,446	1,005,249	8,910,059	733,001
Net assets at end of period	$9,562	$12,416,948	$973,850	$9,220,529	$922,702

Beginning units	816	487,210	65,841	490,361	22,794
Units issued	55	126,731	12,140	71,261	560
Units redeemed	(80)	(154,744)	(16,916)	(76,171)	(839)
Ending units	791	459,197	61,065	485,451	22,515

For the Year Ended December 31, 2020
From operations:
Dividends	$249	$204,998	$56,188	$182,903	$9,811
Mortality and expense risk and administrative charges	(52)	(34,583)	(4,493)	(29,558)	(643)
Net investment income (loss)	197	170,415	51,695	153,345	9,168
Net realized gain (loss)	42	(511,915)	(20,469)	55,766	7,329
Capital gain distribution from mutual funds	-	150,916	-	176,213	64,611
Change in unrealized appreciation (depreciation) of investments	344	397,121	(6,295)	584,601	8,229
Increase (decrease) in net assets from operations	583	206,537	24,931	969,925	89,337

From contract transactions:
Payments received from contract owners	136	536,553	34,627	524,202	22,793
Payments for contract benefits or terminations	-	(224,855)	(20,472)	(451,115)	(9,947)
Policy loans	(44)	8,278	1,491	(35,051)	(612)
Transfers between sub-accounts (including fixed account), net	(21)	223,832	(25,336)	(38,663)	(47)
Contract maintenance charges	(842)	(601,263)	(48,316)	(474,736)	(24,330)
Increase (decrease) in net assets from contract transactions	(771)	(57,455)	(58,006)	(475,363)	(12,143)

Increase (decrease) in net assets	(188)	149,082	(33,075)	494,562	77,194
Net assets at beginning of period	10,327	10,106,364	1,038,324	8,415,497	655,807
Net assets at end of period	$10,139	$10,255,446	$1,005,249	$8,910,059	$733,001

Beginning units	879	468,695	69,930	520,538	23,214
Units issued	32	102,793	10,267	105,258	855
Units redeemed	(95)	(84,278)	(14,356)	(135,435)	(1,275)
Ending units	816	487,210	65,841	490,361	22,794

The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Forty Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares	JPMorgan Insurance Trust Core Bond Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$21,468	$-	$14,845	$75,636	$70,935
Mortality and expense risk and administrative charges	(32,910)	(4,149)	(15,556)	(27,406)	(9,281)
Net investment income (loss)	(11,442)	(4,149)	(711)	48,230	61,654
Net realized gain (loss)	1,234,962	27,399	717,409	475,695	12,806
Capital gain distribution from mutual funds	809,801	247,471	196,572	-	51,689
Change in unrealized appreciation (depreciation) of investments	(692,785)	117,146	(260,476)	373,585	(176,750)
Increase (decrease) in net assets from operations	1,340,536	387,867	652,794	897,510	(50,601)

From contract transactions:
Payments received from contract owners	279,687	98,259	151,768	470,500	469,057
Payments for contract benefits or terminations	(397,448)	(11,311)	(243,882)	(497,916)	(14,901)
Policy loans	(11,114)	(18)	4,211	(43,644)	984
Transfers between sub-accounts (including fixed account), net	345,305	16,933	(20,308)	(287,248)	794,984
Contract maintenance charges	(290,431)	(100,997)	(176,814)	(474,887)	(405,991)
Increase (decrease) in net assets from contract transactions	(74,001)	2,866	(285,025)	(833,195)	844,133

Increase (decrease) in net assets	1,266,535	390,733	367,769	64,315	793,532
Net assets at beginning of period	8,518,410	1,698,223	3,835,385	7,224,208	3,262,989
Net assets at end of period	$9,784,945	$2,088,956	$4,203,154	$7,288,523	$4,056,521

Beginning units	231,136	53,497	168,736	642,381	271,303
Units issued	94,833	5,264	44,874	166,880	114,692
Units redeemed	(82,851)	(4,882)	(58,001)	(231,990)	(42,205)
Ending units	243,118	53,879	155,609	577,271	343,790

For the Year Ended December 31, 2020
From operations:
Dividends	$-	$2,177	$17,953	$72,202	$48,177
Mortality and expense risk and administrative charges	(30,974)	(2,583)	(14,015)	(23,931)	(6,353)
Net investment income (loss)	(30,974)	(406)	3,938	48,271	41,824
Net realized gain (loss)	313,065	17,864	130,081	(99,211)	30,553
Capital gain distribution from mutual funds	555,084	99,792	175,385	-	-
Change in unrealized appreciation (depreciation) of investments	409,259	312,373	313,814	872,525	101,373
Increase (decrease) in net assets from operations	1,246,434	429,623	623,218	821,585	173,750

From contract transactions:
Payments received from contract owners	288,009	51,639	160,242	463,571	373,005
Payments for contract benefits or terminations	(368,681)	(42,023)	(121,322)	(263,612)	(58,411)
Policy loans	(29,752)	32,874	23,004	(20,049)	(7,104)
Transfers between sub-accounts (including fixed account), net	(602,786)	413,825	37,892	(480,627)	1,201,854
Contract maintenance charges	(280,543)	(69,251)	(176,101)	(506,985)	(339,880)
Increase (decrease) in net assets from contract transactions	(993,753)	387,064	(76,285)	(807,702)	1,169,464

Increase (decrease) in net assets	252,681	816,687	546,933	13,883	1,343,214
Net assets at beginning of period	8,265,729	881,536	3,288,452	7,210,325	1,919,775
Net assets at end of period	$8,518,410	$1,698,223	$3,835,385	$7,224,208	$3,262,989

Beginning units	260,287	30,158	172,281	738,332	166,374
Units issued	63,815	34,294	12,732	108,333	165,352
Units redeemed	(92,966)	(10,955)	(16,277)	(204,284)	(60,423)
Ending units	231,136	53,497	168,736	642,381	271,303

The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	MFS VIT Growth Series Initial Class	MFS VIT Investors Trust Series Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$4,606	$21,837	$3,250	$-	$24,481
Mortality and expense risk and administrative charges	(2,127)	(16,928)	(441)	(222,650)	(29,917)
Net investment income (loss)	2,479	4,909	2,809	(222,650)	(5,436)
Net realized gain (loss)	23,986	144,390	11,277	4,296,410	236,051
Capital gain distribution from mutual funds	25,372	105,546	19,371	5,368,651	123,094
Change in unrealized appreciation (depreciation) of investments	77,016	525,660	78,580	(1,400,560)	553,119
Increase (decrease) in net assets from operations	128,853	780,505	112,037	8,041,851	906,828

From contract transactions:
Payments received from contract owners	-	131,002	8,696	1,118,229	127,104
Payments for contract benefits or terminations	(46,707)	(93,533)	(10,480)	(3,233,118)	(282,300)
Policy loans	(948)	6,767	(942)	(143,887)	(22,756)
Transfers between sub-accounts (including fixed account), net	(2,769)	(25,051)	(155)	187,599	(9,311)
Contract maintenance charges	(22,162)	(155,354)	(6,391)	(1,481,382)	(187,432)
Increase (decrease) in net assets from contract transactions	(72,586)	(136,169)	(9,272)	(3,552,559)	(374,695)

Increase (decrease) in net assets	56,267	644,336	102,765	4,489,292	532,133
Net assets at beginning of period	482,175	3,748,836	387,243	38,044,030	3,685,435
Net assets at end of period	$538,442	$4,393,172	$490,008	$42,533,322	$4,217,568

Beginning units	11,850	126,120	7,188	412,757	10,277
Units issued	2,261	40,425	168	138,680	106
Units redeemed	(3,956)	(44,488)	(317)	(174,910)	(1,039)
Ending units	10,155	122,057	7,039	376,527	9,344

For the Year Ended December 31, 2020
From operations:
Dividends	$8,864	$28,658	$2,751	$-	$20,895
Mortality and expense risk and administrative charges	(2,274)	(11,828)	(348)	(198,068)	(24,622)
Net investment income (loss)	6,590	16,830	2,403	(198,068)	(3,727)
Net realized gain (loss)	(31,323)	(123,716)	30,610	3,124,612	110,286
Capital gain distribution from mutual funds	36,983	188,738	22,187	2,187,434	99,951
Change in unrealized appreciation (depreciation) of investments	(61,683)	306,392	27,303	4,239,745	220,563
Increase (decrease) in net assets from operations	(49,433)	388,244	82,503	9,353,723	427,073

From contract transactions:
Payments received from contract owners	-	142,120	11,509	1,269,099	132,600
Payments for contract benefits or terminations	(4,884)	(102,396)	(24,807)	(1,485,727)	(103,725)
Policy loans	(530)	(10,233)	(36)	(235,610)	(23,287)
Transfers between sub-accounts (including fixed account), net	(176,325)	(42,776)	(24,038)	(346,610)	7,488
Contract maintenance charges	(22,141)	(154,511)	(6,439)	(1,615,345)	(199,229)
Increase (decrease) in net assets from contract transactions	(203,880)	(167,796)	(43,811)	(2,414,193)	(186,153)

Increase (decrease) in net assets	(253,313)	220,448	38,692	6,939,530	240,920
Net assets at beginning of period	735,488	3,528,388	348,551	31,104,500	3,444,515
Net assets at end of period	$482,175	$3,748,836	$387,243	$38,044,030	$3,685,435

Beginning units	18,033	134,603	8,096	448,318	10,855
Units issued	667	11,956	295	109,350	195
Units redeemed	(6,850)	(20,439)	(1,203)	(144,911)	(773)
Ending units	11,850	126,120	7,188	412,757	10,277

The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT New Discovery Series Initial Class	MFS VIT Research Series Initial Class	MFS VIT Total Return Series Initial Class	MFS VIT Utilities Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$58,831	$94,675	$137,736	$66,261
Mortality and expense risk and administrative charges	(41,073)	(63,667)	(39,188)	(60,579)	(91,934)
Net investment income (loss)	(41,073)	(4,836)	55,487	77,157	(25,673)
Net realized gain (loss)	839,686	751,672	174,386	321,382	828,142
Capital gain distribution from mutual funds	1,698,744	616,311	252,173	268,391	1,135,233
Change in unrealized appreciation (depreciation) of investments	(2,302,221)	983,475	179,788	335,700	1,434,839
Increase (decrease) in net assets from operations	195,136	2,346,622	661,834	1,002,630	3,372,541

From contract transactions:
Payments received from contract owners	398,421	448,425	302,854	365,949	488,601
Payments for contract benefits or terminations	(397,294)	(764,246)	(190,829)	(509,287)	(1,190,123)
Policy loans	(9,820)	(24,588)	(61,214)	(76,719)	(75,194)
Transfers between sub-accounts (including fixed account), net	(953,961)	(79,197)	(44,403)	(148,247)	(88,698)
Contract maintenance charges	(407,274)	(518,668)	(374,335)	(479,438)	(629,952)
Increase (decrease) in net assets from contract transactions	(1,369,928)	(938,274)	(367,927)	(847,742)	(1,495,366)

Increase (decrease) in net assets	(1,174,792)	1,408,348	293,907	154,888	1,877,175
Net assets at beginning of period	11,221,056	10,263,625	5,106,241	8,222,528	14,510,138
Net assets at end of period	$10,046,264	$11,671,973	$5,400,148	$8,377,416	$16,387,313

Beginning units	254,191	162,314	25,370	13,944	478,673
Units issued	67,933	40,575	3,451	216	106,000
Units redeemed	(92,822)	(49,075)	(6,225)	(1,615)	(148,056)
Ending units	229,302	153,814	22,596	12,545	436,617

For the Year Ended December 31, 2020
From operations:
Dividends	$-	$66,852	$107,959	$191,420	$92,616
Mortality and expense risk and administrative charges	(30,972)	(55,720)	(35,075)	(57,903)	(78,617)
Net investment income (loss)	(30,972)	11,132	72,884	133,517	13,999
Net realized gain (loss)	187,781	260,075	117,614	195,724	23,671
Capital gain distribution from mutual funds	751,886	368,519	125,106	199,604	639,919
Change in unrealized appreciation (depreciation) of investments	2,446,250	754,229	81,544	(177,123)	1,537,609
Increase (decrease) in net assets from operations	3,354,945	1,393,955	397,148	351,722	2,215,198

From contract transactions:
Payments received from contract owners	358,664	465,579	303,771	398,671	516,419
Payments for contract benefits or terminations	(298,584)	(537,872)	(188,440)	(378,594)	(559,303)
Policy loans	6,725	(38,298)	(17,291)	(48,540)	(47,805)
Transfers between sub-accounts (including fixed account), net	1,242,759	(49,309)	(18,751)	(66,658)	60,647
Contract maintenance charges	(373,199)	(521,115)	(396,535)	(518,181)	(646,489)
Increase (decrease) in net assets from contract transactions	936,365	(681,015)	(317,246)	(613,302)	(676,531)

Increase (decrease) in net assets	4,291,310	712,940	79,902	(261,580)	1,538,667
Net assets at beginning of period	6,929,746	9,550,685	5,026,339	8,484,108	12,971,471
Net assets at end of period	$11,221,056	$10,263,625	$5,106,241	$8,222,528	$14,510,138

Beginning units	218,357	163,953	27,592	15,123	502,755
Units issued	99,886	25,302	983	225	13,751
Units redeemed	(64,052)	(26,941)	(3,205)	(1,404)	(37,833)
Ending units	254,191	162,314	25,370	13,944	478,673

The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Morgan Stanley VIF Growth Portfolio Class I	Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Neuberger Berman AMT Short Duration Bond Portfolio Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I	PIMCO CommodityReal Return Strategy Portfolio Administrative Class
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$-	$1,281	$1,942	$30,907
Mortality and expense risk and administrative charges	(33,000)	(34,076)	(50)	(1,269)	(2,492)
Net investment income (loss)	(33,000)	(34,076)	1,231	673	28,415
Net realized gain (loss)	537,621	1,106,459	18	9,846	12,267
Capital gain distribution from mutual funds	2,690,418	1,010,105	-	9,933	-
Change in unrealized appreciation (depreciation) of investments	(3,184,294)	(959,874)	(935)	84,007	153,005
Increase (decrease) in net assets from operations	10,745	1,122,614	314	104,459	193,687

From contract transactions:
Payments received from contract owners	134,907	337,293	1,209	17,540	77,699
Payments for contract benefits or terminations	(430,599)	(190,942)	(2,030)	(14,242)	(6,272)
Policy loans	(122,596)	(7,664)	-	(26)	6,322
Transfers between sub-accounts (including fixed account), net	(501,975)	(165,714)	(10)	(3,421)	5,054
Contract maintenance charges	(173,424)	(352,508)	(1,761)	(11,366)	(55,443)
Increase (decrease) in net assets from contract transactions	(1,093,687)	(379,535)	(2,592)	(11,515)	27,360

Increase (decrease) in net assets	(1,082,942)	743,079	(2,278)	92,944	221,047
Net assets at beginning of period	9,920,974	9,055,584	49,686	457,181	583,878
Net assets at end of period	$8,838,032	$9,798,663	$47,408	$550,125	$804,925

Beginning units	113,144	270,180	3,568	25,920	88,010
Units issued	34,283	90,812	90	1,977	19,336
Units redeemed	(46,547)	(99,239)	(275)	(2,758)	(19,128)
Ending units	100,880	261,753	3,383	25,139	88,218

For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$1,579	$2,544	$33,694
Mortality and expense risk and administrative charges	(26,385)	(27,614)	(61)	(947)	(1,943)
Net investment income (loss)	(26,385)	(27,614)	1,518	1,597	31,751
Net realized gain (loss)	1,658,110	426,735	(18)	3,457	(43,370)
Capital gain distribution from mutual funds	745,556	363,842	-	17,474	-
Change in unrealized appreciation (depreciation) of investments	3,027,058	1,762,324	526	55,835	10,142
Increase (decrease) in net assets from operations	5,404,339	2,525,287	2,026	78,363	(1,477)

From contract transactions:
Payments received from contract owners	194,415	338,439	11,485	23,156	77,147
Payments for contract benefits or terminations	(153,245)	(270,030)	-	(20,836)	(12,048)
Policy loans	(3,372)	(2,726)	-	135	1,714
Transfers between sub-accounts (including fixed account), net	(2,241)	(69,562)	(18,202)	(14,456)	(65,522)
Contract maintenance charges	(227,499)	(332,377)	(7,876)	(15,030)	(54,787)
Increase (decrease) in net assets from contract transactions	(191,942)	(336,256)	(14,593)	(27,031)	(53,496)

Increase (decrease) in net assets	5,212,397	2,189,031	(12,567)	51,332	(54,973)
Net assets at beginning of period	4,708,577	6,866,553	62,253	405,849	638,851
Net assets at end of period	$9,920,974	$9,055,584	$49,686	$457,181	$583,878

Beginning units	117,398	275,120	4,621	28,121	103,793
Units issued	54,236	75,808	861	2,654	17,758
Units redeemed	(58,490)	(80,748)	(1,914)	(4,855)	(33,541)
Ending units	113,144	270,180	3,568	25,920	88,010

The accompanying Notes to Financial Statements are an integral part of this statement.

25

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	PIMCO Real Return Portfolio Administrative Class	PIMCO Short- Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class	Pioneer Fund VCT Portfolio Class I
For the Year Ended December 31, 2021
From operations:
Dividends	$26,321	$401,904	$63,858	$259,002	$7,870
Mortality and expense risk and administrative charges	(1,327)	(31,471)	(21,780)	(52,060)	(6,241)
Net investment income (loss)	24,994	370,433	42,078	206,942	1,629
Net realized gain (loss)	3,996	105,261	5,044	(8,305)	(31,263)
Capital gain distribution from mutual funds	8,096	-	-	606,982	249,678
Change in unrealized appreciation (depreciation) of investments	(61,148)	(63,761)	(73,081)	(1,037,678)	313,733
Increase (decrease) in net assets from operations	(24,062)	411,933	(25,959)	(232,059)	533,777

From contract transactions:
Payments received from contract owners	63,322	618,686	351,929	996,105	41,804
Payments for contract benefits or terminations	(494)	(231,918)	(73,566)	(281,470)	(34,351)
Policy loans	(1,004)	(51,170)	1,504	(13,460)	1,154
Transfers between sub-accounts (including fixed account), net	83,932	(452,544)	388,081	196,969	873,819
Contract maintenance charges	(72,826)	(708,264)	(344,895)	(1,052,885)	(63,725)
Increase (decrease) in net assets from contract transactions	72,930	(825,210)	323,053	(154,741)	818,701

Increase (decrease) in net assets	48,868	(413,277)	297,094	(386,800)	1,352,478
Net assets at beginning of period	506,300	8,849,841	5,434,342	14,647,654	1,773,793
Net assets at end of period	$555,168	$8,436,564	$5,731,436	$14,260,854	$3,126,271

Beginning units	42,381	569,630	452,081	892,854	55,909
Units issued	16,523	119,872	90,102	200,766	66,097
Units redeemed	(10,016)	(166,803)	(59,434)	(188,893)	(45,390)
Ending units	48,888	522,699	482,749	904,727	76,616

For the Year Ended December 31, 2020
From operations:
Dividends	$10,762	$121,381	$60,271	$297,133	$12,919
Mortality and expense risk and administrative charges	(1,102)	(33,466)	(19,764)	(53,789)	(5,429)
Net investment income (loss)	9,660	87,915	40,507	243,344	7,490
Net realized gain (loss)	(1,216)	51,865	3,080	134,765	(14,879)
Capital gain distribution from mutual funds	-	-	-	157,060	143,074
Change in unrealized appreciation (depreciation) of investments	36,452	712,681	42,263	539,508	230,280
Increase (decrease) in net assets from operations	44,896	852,461	85,850	1,074,677	365,965

From contract transactions:
Payments received from contract owners	48,299	590,774	336,176	951,814	51,834
Payments for contract benefits or terminations	(32,921)	(355,741)	(155,382)	(860,530)	(129,042)
Policy loans	(892)	(172,616)	6,107	(122,538)	3,538
Transfers between sub-accounts (including fixed account), net	175,056	1,087,467	1,134,138	1,811,440	(172,873)
Contract maintenance charges	(107,207)	(732,112)	(344,227)	(1,105,434)	(65,057)
Increase (decrease) in net assets from contract transactions	82,335	417,772	976,812	674,752	(311,600)

Increase (decrease) in net assets	127,231	1,270,233	1,062,662	1,749,429	54,365
Net assets at beginning of period	379,069	7,579,608	4,371,680	12,898,225	1,719,428
Net assets at end of period	$506,300	$8,849,841	$5,434,342	$14,647,654	$1,773,793

Beginning units	34,086	539,109	368,021	829,145	67,449
Units issued	24,736	309,494	537,383	402,049	10,928
Units redeemed	(16,441)	(278,973)	(453,323)	(338,340)	(22,468)
Ending units	42,381	569,630	452,081	892,854	55,909

The accompanying Notes to Financial Statements are an integral part of this statement.

26

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Pioneer Mid Cap Value VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I	Putnam VT Diversified Income Fund Class IB	Putnam VT Growth Opportunities Fund Class IB	Putnam VT International Value Fund Class IB
For the Year Ended December 31, 2021
From operations:
Dividends	$9,788	$-	$34,309	$-	$75,050
Mortality and expense risk and administrative charges	(3,760)	(14,903)	(20,061)	(1,420)	(14,540)
Net investment income (loss)	6,028	(14,903)	14,248	(1,420)	60,510
Net realized gain (loss)	12,221	314,867	(194,367)	138,761	84,289
Capital gain distribution from mutual funds	-	598,323	-	33,064	47,278
Change in unrealized appreciation (depreciation) of investments	241,631	(555,995)	(205,261)	(112,799)	321,316
Increase (decrease) in net assets from operations	259,880	342,292	(385,380)	57,606	513,393

From contract transactions:
Payments received from contract owners	44,452	113,927	140,438	6,187	367,423
Payments for contract benefits or terminations	(44,529)	(145,496)	(108,277)	(11,942)	(101,518)
Policy loans	(18)	(1,221)	3,226	(44)	2,885
Transfers between sub-accounts (including fixed account), net	5,907	(244,384)	(44,059)	(244,007)	62,495
Contract maintenance charges	(32,544)	(149,017)	(370,536)	(4,653)	(385,682)
Increase (decrease) in net assets from contract transactions	(26,732)	(426,191)	(379,208)	(254,459)	(54,397)

Increase (decrease) in net assets	233,148	(83,899)	(764,588)	(196,853)	458,996
Net assets at beginning of period	907,496	4,315,429	5,552,581	328,451	3,470,346
Net assets at end of period	$1,140,644	$4,231,530	$4,787,993	$131,598	$3,929,342

Beginning units	44,058	97,252	273,752	41,380	323,916
Units issued	5,044	22,225	26,216	4,451	145,508
Units redeemed	(6,352)	(31,524)	(44,324)	(32,299)	(149,789)
Ending units	42,750	87,953	255,644	13,532	319,635

For the Year Ended December 31, 2020
From operations:
Dividends	$9,863	$-	$423,324	$105	$75,251
Mortality and expense risk and administrative charges	(3,027)	(12,625)	(21,498)	(1,366)	(12,269)
Net investment income (loss)	6,836	(12,625)	401,826	(1,261)	62,982
Net realized gain (loss)	(25,926)	88,703	(171,007)	1,363	(117,467)
Capital gain distribution from mutual funds	26,279	230,222	-	14,897	44,206
Change in unrealized appreciation (depreciation) of investments	3,743	864,731	(333,661)	75,247	98,596
Increase (decrease) in net assets from operations	10,932	1,171,031	(102,842)	90,246	88,317

From contract transactions:
Payments received from contract owners	45,032	118,174	150,237	6,187	389,563
Payments for contract benefits or terminations	(32,899)	(73,140)	(121,289)	-	(122,453)
Policy loans	621	3,555	(2,753)	(42)	(905)
Transfers between sub-accounts (including fixed account), net	(34,787)	139,511	(54,187)	(754)	(25,928)
Contract maintenance charges	(31,716)	(147,425)	(400,549)	(4,776)	(396,497)
Increase (decrease) in net assets from contract transactions	(53,749)	40,675	(428,541)	615	(156,220)

Increase (decrease) in net assets	(42,817)	1,211,706	(531,383)	90,861	(67,903)
Net assets at beginning of period	950,313	3,103,723	6,083,964	237,590	3,538,249
Net assets at end of period	$907,496	$4,315,429	$5,552,581	$328,451	$3,470,346

Beginning units	47,037	97,512	296,872	41,313	340,563
Units issued	2,796	23,974	20,077	500	59,036
Units redeemed	(5,775)	(24,234)	(43,197)	(433)	(75,683)
Ending units	44,058	97,252	273,752	41,380	323,916

The accompanying Notes to Financial Statements are an integral part of this statement.

27

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Putnam VT Large Cap Value Fund Class IB	Putnam VT Small Cap Value Fund Class IB	Putnam VT Sustainable Leaders Fund Class IB	SST SA Multi- Managed Mid Cap Value Portfolio Class 3	SAST SA AB Growth Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$194,392	$1,654	$143	$2,484	$-
Mortality and expense risk and administrative charges	(59,923)	(743)	(420)	(409)	(20,031)
Net investment income (loss)	134,469	911	(277)	2,075	(20,031)
Net realized gain (loss)	680,314	4,710	6,145	11,766	404,259
Capital gain distribution from mutual funds	605,203	-	9,559	12,519	782,949
Change in unrealized appreciation (depreciation) of investments	2,333,761	65,022	5,673	9,451	1,307,447
Increase (decrease) in net assets from operations	3,753,747	70,643	21,100	35,811	2,474,624

From contract transactions:
Payments received from contract owners	526,778	5,475	2,300	23,529	258,656
Payments for contract benefits or terminations	(454,977)	(15,093)	-	(1,440)	(270,666)
Policy loans	(41,575)	4,330	-	559	(93,497)
Transfers between sub-accounts (including fixed account), net	(161,330)	(860)	297	(11,805)	(100,971)
Contract maintenance charges	(784,983)	(7,910)	(3,538)	(14,539)	(390,973)
Increase (decrease) in net assets from contract transactions	(916,087)	(14,058)	(941)	(3,696)	(597,451)

Increase (decrease) in net assets	2,837,660	56,585	20,159	32,115	1,877,173
Net assets at beginning of period	14,265,927	180,270	92,797	143,819	9,128,125
Net assets at end of period	$17,103,587	$236,855	$112,956	$175,934	$11,005,298

Beginning units	676,476	8,070	2,077	10,789	213,911
Units issued	135,653	2,869	426	4,749	10,106
Units redeemed	(177,353)	(3,448)	(458)	(5,135)	(23,359)
Ending units	634,776	7,491	2,045	10,403	200,658

For the Year Ended December 31, 2020
From operations:
Dividends	$215,825	$1,684	$231	$-	$-
Mortality and expense risk and administrative charges	(50,151)	(543)	(343)	(265)	(15,913)
Net investment income (loss)	165,674	1,141	(112)	(265)	(15,913)
Net realized gain (loss)	(74,343)	(27,702)	8,659	(2,000)	537,671
Capital gain distribution from mutual funds	868,993	-	4,841	-	744,177
Change in unrealized appreciation (depreciation) of investments	(277,336)	26,973	8,985	14,914	1,219,126
Increase (decrease) in net assets from operations	682,988	412	22,373	12,649	2,485,061

From contract transactions:
Payments received from contract owners	541,078	7,232	639	18,098	288,206
Payments for contract benefits or terminations	(329,392)	(2,180)	-	-	(418,027)
Policy loans	(23,262)	99	-	(1,179)	(262)
Transfers between sub-accounts (including fixed account), net	141,644	(10,634)	18,823	66,620	(273,099)
Contract maintenance charges	(785,431)	(8,529)	(2,617)	(14,932)	(420,595)
Increase (decrease) in net assets from contract transactions	(455,363)	(14,012)	16,845	68,607	(823,777)

Increase (decrease) in net assets	227,625	(13,600)	39,218	81,256	1,661,284
Net assets at beginning of period	14,038,302	193,870	53,579	62,563	7,466,841
Net assets at end of period	$14,265,927	$180,270	$92,797	$143,819	$9,128,125

Beginning units	705,479	9,006	1,548	4,576	236,793
Units issued	47,706	779	1,285	7,947	16,572
Units redeemed	(76,709)	(1,715)	(756)	(1,734)	(39,454)
Ending units	676,476	8,070	2,077	10,789	213,911

The accompanying Notes to Financial Statements are an integral part of this statement.

28

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Columbia Technology Portfolio Class 1	SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$727	$8,197	$8,395	$48,736
Mortality and expense risk and administrative charges	(567)	(1,861)	(539)	(1,076)	(5,335)
Net investment income (loss)	(567)	(1,134)	7,658	7,319	43,401
Net realized gain (loss)	29,025	(1,085)	1,365	(6,105)	(1,417)
Capital gain distribution from mutual funds	163,524	-	752	-	18,163
Change in unrealized appreciation (depreciation) of investments	(84,499)	(7,019)	(8,435)	144,010	577,647
Increase (decrease) in net assets from operations	107,483	(9,238)	1,340	145,224	637,794

From contract transactions:
Payments received from contract owners	5,169	70,394	6,428	20,752	59,794
Payments for contract benefits or terminations	-	(4,872)	(4,504)	(39,851)	(54,032)
Policy loans	2,450	163	(159)	3,062	(15,310)
Transfers between sub-accounts (including fixed account), net	(482,306)	6	38,958	164,428	(45,610)
Contract maintenance charges	(5,879)	(98,914)	(18,245)	(25,839)	(103,041)
Increase (decrease) in net assets from contract transactions	(480,566)	(33,223)	22,478	122,552	(158,199)

Increase (decrease) in net assets	(373,083)	(42,461)	23,818	267,776	479,595
Net assets at beginning of period	373,083	1,442,320	235,918	381,462	2,332,881
Net assets at end of period	$-	$1,399,859	$259,736	$649,238	$2,812,476

Beginning units	26,243	122,238	6,883	7,555	46,357
Units issued	11,677	6,291	1,335	2,976	5,508
Units redeemed	(37,920)	(9,115)	(675)	(1,272)	(8,743)
Ending units	-	119,414	7,543	9,259	43,122

For the Year Ended December 31, 2020
From operations:
Dividends	$819	$23,287	$9,173	$7,079	$45,250
Mortality and expense risk and administrative charges	(529)	(1,540)	(569)	(816)	(4,530)
Net investment income (loss)	290	21,747	8,604	6,263	40,720
Net realized gain (loss)	126,843	3,733	6,578	(5,581)	(146,053)
Capital gain distribution from mutual funds	14,075	-	3,145	15,840	131,033
Change in unrealized appreciation (depreciation) of investments	(12,063)	(27,105)	2,925	(22,037)	(101,652)
Increase (decrease) in net assets from operations	129,145	(1,625)	21,252	(5,515)	(75,952)

From contract transactions:
Payments received from contract owners	5,812	90,242	6,857	22,025	144,212
Payments for contract benefits or terminations	(23,636)	(6,654)	(17,199)	(4,489)	(132,339)
Policy loans	2,327	155	(676)	1,907	249
Transfers between sub-accounts (including fixed account), net	(33,770)	918,523	(138,928)	(750)	(110,085)
Contract maintenance charges	(5,772)	(99,997)	(17,771)	(23,691)	(96,833)
Increase (decrease) in net assets from contract transactions	(55,039)	902,269	(167,717)	(4,998)	(194,796)

Increase (decrease) in net assets	74,106	900,644	(146,465)	(10,513)	(270,748)
Net assets at beginning of period	298,977	541,676	382,383	391,975	2,603,629
Net assets at end of period	$373,083	$1,442,320	$235,918	$381,462	$2,332,881

Beginning units	30,562	45,992	12,126	7,659	50,973
Units issued	31,361	132,600	215	546	3,237
Units redeemed	(35,680)	(56,354)	(5,458)	(650)	(7,853)
Ending units	26,243	122,238	6,883	7,555	46,357

The accompanying Notes to Financial Statements are an integral part of this statement.

29

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA Invesco Main Street Large Cap Portfolio Class 1	SAST SA Janus Focused Growth Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$14,593	$4,844	$-	$3,168	$-
Mortality and expense risk and administrative charges	(1,418)	(325)	(475)	(1,079)	(1,202)
Net investment income (loss)	13,175	4,519	(475)	2,089	(1,202)
Net realized gain (loss)	8,954	622	1,201	12,238	121,874
Capital gain distribution from mutual funds	38,862	-	22,042	21,650	116,525
Change in unrealized appreciation (depreciation) of investments	69,527	(19,809)	(10,113)	79,036	13,646
Increase (decrease) in net assets from operations	130,518	(14,668)	12,655	115,013	250,843

From contract transactions:
Payments received from contract owners	11,720	13,860	1,917	11,716	20,369
Payments for contract benefits or terminations	(2,656)	(5,280)	-	-	(23,474)
Policy loans	(298)	10	680	581	5,586
Transfers between sub-accounts (including fixed account), net	427	4,499	(224)	(178)	(182,007)
Contract maintenance charges	(16,405)	(7,177)	(5,432)	(25,393)	(37,875)
Increase (decrease) in net assets from contract transactions	(7,212)	5,912	(3,059)	(13,274)	(217,401)

Increase (decrease) in net assets	123,306	(8,756)	9,596	101,739	33,442
Net assets at beginning of period	551,489	196,046	179,604	424,042	1,222,773
Net assets at end of period	$674,795	$187,290	$189,200	$525,781	$1,256,215

Beginning units	11,805	9,479	7,682	12,339	24,927
Units issued	264	987	122	417	764
Units redeemed	(403)	(689)	(245)	(754)	(4,903)
Ending units	11,666	9,777	7,559	12,002	20,788

For the Year Ended December 31, 2020
From operations:
Dividends	$11,773	$1,190	$-	$4,193	$778
Mortality and expense risk and administrative charges	(1,120)	(393)	(342)	(964)	(1,026)
Net investment income (loss)	10,653	797	(342)	3,229	(248)
Net realized gain (loss)	13,776	4,786	3,567	106,373	38,404
Capital gain distribution from mutual funds	65,507	-	18,089	27,051	76,382
Change in unrealized appreciation (depreciation) of investments	(49,707)	20,702	46,912	(120,701)	238,384
Increase (decrease) in net assets from operations	40,229	26,285	68,226	15,952	352,922

From contract transactions:
Payments received from contract owners	9,943	13,857	1,790	11,917	38,123
Payments for contract benefits or terminations	(17,324)	(68,909)	(7,413)	(47,453)	(28,831)
Policy loans	2,671	417	714	2,338	2,968
Transfers between sub-accounts (including fixed account), net	6,640	(93,256)	(24,691)	(183,445)	(21,146)
Contract maintenance charges	(16,285)	(11,870)	(3,982)	(23,633)	(39,870)
Increase (decrease) in net assets from contract transactions	(14,355)	(159,761)	(33,582)	(240,276)	(48,756)

Increase (decrease) in net assets	25,874	(133,476)	34,644	(224,324)	304,166
Net assets at beginning of period	525,615	329,522	144,960	648,366	918,607
Net assets at end of period	$551,489	$196,046	$179,604	$424,042	$1,222,773

Beginning units	12,070	17,482	9,634	21,346	26,003
Units issued	617	1,853	156	483	1,369
Units redeemed	(882)	(9,856)	(2,108)	(9,490)	(2,445)
Ending units	11,805	9,479	7,682	12,339	24,927

The accompanying Notes to Financial Statements are an integral part of this statement.

30

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA JPMorgan Emerging Markets Portfolio Class 1	SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 1	SAST SA JPMorgan MFS Core Bond Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$38,693	$7,353	$62,163	$6,657	$1,319
Mortality and expense risk and administrative charges	(16,782)	(967)	(5,436)	(874)	(108)
Net investment income (loss)	21,911	6,386	56,727	5,783	1,211
Net realized gain (loss)	87,803	10,015	111,731	7,323	270
Capital gain distribution from mutual funds	266,939	-	110,682	-	444
Change in unrealized appreciation (depreciation) of investments	194,509	(10,646)	472,280	66,274	(2,560)
Increase (decrease) in net assets from operations	571,162	5,755	751,420	79,380	(635)

From contract transactions:
Payments received from contract owners	282,052	18,491	70,604	13,092	3,907
Payments for contract benefits or terminations	(47,307)	(24,040)	(57,951)	(25,678)	-
Policy loans	599	(1,942)	(10,549)	8,448	(1)
Transfers between sub-accounts (including fixed account), net	444,790	1,033	(49,729)	(319)	(1,139)
Contract maintenance charges	(291,644)	(15,107)	(103,758)	(19,436)	(3,482)
Increase (decrease) in net assets from contract transactions	388,490	(21,565)	(151,383)	(23,893)	(715)

Increase (decrease) in net assets	959,652	(15,810)	600,037	55,487	(1,350)
Net assets at beginning of period	4,818,696	419,144	2,974,267	356,296	52,427
Net assets at end of period	$5,778,348	$403,334	$3,574,304	$411,783	$51,077

Beginning units	225,228	11,756	109,251	16,830	1,880
Units issued	48,194	639	3,470	1,109	141
Units redeemed	(28,700)	(1,191)	(8,187)	(2,131)	(169)
Ending units	244,722	11,204	104,534	15,808	1,852

For the Year Ended December 31, 2020
From operations:
Dividends	$94,929	$6,884	$57,493	$4,788	$2,061
Mortality and expense risk and administrative charges	(13,548)	(854)	(4,309)	(744)	(151)
Net investment income (loss)	81,381	6,030	53,184	4,044	1,910
Net realized gain (loss)	(35,480)	(8,588)	113,086	14,574	2,612
Capital gain distribution from mutual funds	111,476	-	201,772	8,714	-
Change in unrealized appreciation (depreciation) of investments	405,660	48,472	(289,669)	1,104	595
Increase (decrease) in net assets from operations	563,037	45,914	78,373	28,436	5,117

From contract transactions:
Payments received from contract owners	265,876	27,968	93,951	21,998	4,016
Payments for contract benefits or terminations	(167,825)	(50,787)	(160,698)	(92,449)	(33,712)
Policy loans	(17,288)	(2,569)	3,188	926	(1)
Transfers between sub-accounts (including fixed account), net	85,230	(102,793)	70,377	(4,976)	14,832
Contract maintenance charges	(265,494)	(20,798)	(124,287)	(23,612)	(5,796)
Increase (decrease) in net assets from contract transactions	(99,501)	(148,979)	(117,469)	(98,113)	(20,661)

Increase (decrease) in net assets	463,536	(103,065)	(39,096)	(69,677)	(15,544)
Net assets at beginning of period	4,355,160	522,209	3,013,363	425,973	67,971
Net assets at end of period	$4,818,696	$419,144	$2,974,267	$356,296	$52,427

Beginning units	223,521	16,999	113,829	22,032	2,636
Units issued	48,837	1,080	7,584	1,567	698
Units redeemed	(47,130)	(6,323)	(12,162)	(6,769)	(1,454)
Ending units	225,228	11,756	109,251	16,830	1,880
 The accompanying Notes to Financial Statements are an integral part of this statement.

31

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 1	SAST SA Morgan Stanley International Equities Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$182	$4,457	$13,440	$5,192
Mortality and expense risk and administrative charges	(10,311)	(105)	(1,557)	(1,747)	(928)
Net investment income (loss)	(10,311)	77	2,900	11,693	4,264
Net realized gain (loss)	163,449	4,844	24,177	15,484	3,785
Capital gain distribution from mutual funds	1,148,250	9,495	25,913	46,729	-
Change in unrealized appreciation (depreciation) of investments	(1,033,296)	7,235	97,563	39,634	8,822
Increase (decrease) in net assets from operations	268,092	21,651	150,553	113,540	16,871

From contract transactions:
Payments received from contract owners	108,033	2,977	23,851	45,113	16,889
Payments for contract benefits or terminations	(107,095)	(1,768)	(773)	(5,058)	(8,808)
Policy loans	(37,006)	(2)	205	1,370	4,855
Transfers between sub-accounts (including fixed account), net	5,386,081	7	(58,104)	(665)	15,914
Contract maintenance charges	(188,980)	(7,111)	(32,462)	(55,555)	(20,769)
Increase (decrease) in net assets from contract transactions	5,161,033	(5,897)	(67,283)	(14,795)	8,081

Increase (decrease) in net assets	5,429,125	15,754	83,270	98,745	24,952
Net assets at beginning of period	4,937,756	78,598	622,869	826,502	395,720
Net assets at end of period	$10,366,881	$94,352	$706,139	$925,247	$420,672

Beginning units	120,821	3,389	18,233	24,273	25,729
Units issued	293,813	110	623	1,362	2,689
Units redeemed	(14,630)	(341)	(2,522)	(1,760)	(2,150)
Ending units	400,004	3,158	16,334	23,875	26,268

For the Year Ended December 31, 2020
From operations:
Dividends	$6,951	$417	$3,861	$15,302	$6,677
Mortality and expense risk and administrative charges	(6,316)	(83)	(1,236)	(1,465)	(824)
Net investment income (loss)	635	334	2,625	13,837	5,853
Net realized gain (loss)	294,437	2,770	24,013	20,413	1,659
Capital gain distribution from mutual funds	507,190	6,253	49,321	22,794	5,607
Change in unrealized appreciation (depreciation) of investments	883,717	9,385	1,341	13,298	14,675
Increase (decrease) in net assets from operations	1,685,979	18,742	77,300	70,342	27,794

From contract transactions:
Payments received from contract owners	111,091	1,784	27,753	54,317	15,295
Payments for contract benefits or terminations	(230,692)	-	(37,938)	(37,277)	(21,532)
Policy loans	215	(2)	923	1,505	1,409
Transfers between sub-accounts (including fixed account), net	(214,108)	-	(462)	388	(106,225)
Contract maintenance charges	(169,519)	(5,940)	(31,022)	(55,741)	(20,123)
Increase (decrease) in net assets from contract transactions	(503,013)	(4,158)	(40,746)	(36,808)	(131,176)

Increase (decrease) in net assets	1,182,966	14,584	36,554	33,534	(103,382)
Net assets at beginning of period	3,754,790	64,014	586,315	792,968	499,102
Net assets at end of period	$4,937,756	$78,598	$622,869	$826,502	$395,720

Beginning units	135,809	3,602	19,580	25,472	36,084
Units issued	4,266	98	999	2,036	1,659
Units redeemed	(19,254)	(311)	(2,346)	(3,235)	(12,014)
Ending units	120,821	3,389	18,233	24,273	25,729

The accompanying Notes to Financial Statements are an integral part of this statement.

32

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA PineBridge High-Yield Bond Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 3	SAST SA Wellington Government and Quality Bond Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$15,888	$10,612	$-	$-	$4,997
Mortality and expense risk and administrative charges	(671)	(1,272)	(12,172)	(2,492)	(658)
Net investment income (loss)	15,217	9,340	(12,172)	(2,492)	4,339
Net realized gain (loss)	(792)	71,300	207,326	74,398	1,099
Capital gain distribution from mutual funds	-	-	1,474,040	244,256	4,930
Change in unrealized appreciation (depreciation) of investments	3,272	(5,101)	(1,341,504)	(280,477)	(16,188)
Increase (decrease) in net assets from operations	17,697	75,539	327,690	35,685	(5,820)

From contract transactions:
Payments received from contract owners	9,182	30,423	103,057	159,126	25,211
Payments for contract benefits or terminations	(8,569)	(4,633)	(99,514)	-	(6,879)
Policy loans	3,630	1,152	(35,633)	436	(259)
Transfers between sub-accounts (including fixed account), net	(846)	(7,830)	283,630	(40,350)	66,773
Contract maintenance charges	(11,286)	(30,311)	(179,166)	(108,345)	(21,623)
Increase (decrease) in net assets from contract transactions	(7,889)	(11,199)	72,374	10,867	63,223

Increase (decrease) in net assets	9,808	64,340	400,064	46,552	57,403
Net assets at beginning of period	311,767	469,063	6,272,205	927,206	245,993
Net assets at end of period	$321,575	$533,403	$6,672,269	$973,758	$303,396

Beginning units	10,235	28,163	70,945	33,593	11,468
Units issued	799	19,124	9,284	13,757	4,779
Units redeemed	(1,055)	(19,376)	(9,008)	(12,597)	(1,817)
Ending units	9,979	27,911	71,221	34,753	14,430

For the Year Ended December 31, 2020
From operations:
Dividends	$18,283	$10,002	$-	$-	$4,956
Mortality and expense risk and administrative charges	(634)	(860)	(9,066)	(1,558)	(605)
Net investment income (loss)	17,649	9,142	(9,066)	(1,558)	4,351
Net realized gain (loss)	(6,130)	(2,833)	114,576	29,461	1,225
Capital gain distribution from mutual funds	-	698	594,917	80,357	290
Change in unrealized appreciation (depreciation) of investments	9,832	5,404	1,893,830	211,130	10,032
Increase (decrease) in net assets from operations	21,351	12,411	2,594,257	319,390	15,898

From contract transactions:
Payments received from contract owners	8,430	48,202	64,096	93,408	25,883
Payments for contract benefits or terminations	(3,938)	(50,650)	(219,886)	(3,736)	(3,340)
Policy loans	1,666	(203)	765	433	(247)
Transfers between sub-accounts (including fixed account), net	(20,059)	(9,577)	(386,522)	197,073	(36)
Contract maintenance charges	(12,887)	(29,875)	(176,681)	(90,801)	(21,899)
Increase (decrease) in net assets from contract transactions	(26,788)	(42,103)	(718,228)	196,377	361

Increase (decrease) in net assets	(5,437)	(29,692)	1,876,029	515,767	16,259
Net assets at beginning of period	317,204	498,755	4,396,176	411,439	229,734
Net assets at end of period	$311,767	$469,063	$6,272,205	$927,206	$245,993

Beginning units	11,230	30,996	81,637	23,904	11,443
Units issued	401	3,635	3,361	20,129	1,251
Units redeemed	(1,396)	(6,468)	(14,053)	(10,440)	(1,226)
Ending units	10,235	28,163	70,945	33,593	11,468

 The accompanying Notes to Financial Statements are an integral part of this statement.

33

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Wellington Government and Quality Bond Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 1	VALIC Company I Core Bond Fund	VALIC Company I Dynamic Allocation Fund	VALIC Company I Emerging Economies Fund
For the Year Ended December 31, 2021
From operations:
Dividends	$9,724	$-	$-	$133,330	$7,744
Mortality and expense risk and administrative charges	(1,605)	(13,156)	(699)	(20,651)	(1,385)
Net investment income (loss)	8,119	(13,156)	(699)	112,679	6,359
Net realized gain (loss)	1,051	1,891,559	119	14,854	20,504
Capital gain distribution from mutual funds	11,220	991,818	-	677,536	-
Change in unrealized appreciation (depreciation) of investments	(33,632)	(2,553,870)	4,868	(54,680)	(34,010)
Increase (decrease) in net assets from operations	(13,242)	316,351	4,288	750,389	(7,147)

From contract transactions:
Payments received from contract owners	44,870	127,584	35,418	1,211,685	51,014
Payments for contract benefits or terminations	(2,658)	(236,826)	(2,383)	(18,405)	(1,488)
Policy loans	(401)	(7,051)	(672)	5	611
Transfers between sub-accounts (including fixed account), net	165,623	(5,757,854)	417,118	624,360	149,110
Contract maintenance charges	(53,697)	(138,254)	(20,744)	(991,938)	(47,849)
Increase (decrease) in net assets from contract transactions	153,737	(6,012,401)	428,737	825,707	151,398

Increase (decrease) in net assets	140,495	(5,696,050)	433,025	1,576,096	144,251
Net assets at beginning of period	544,623	5,696,050	-	7,202,276	445,724
Net assets at end of period	$685,118	$-	$433,025	$8,778,372	$589,975

Beginning units	47,327	143,767	-	512,661	34,192
Units issued	18,493	36,923	36,781	113,789	19,621
Units redeemed	(4,805)	(180,690)	(1,825)	(57,538)	(8,940)
Ending units	61,015	-	34,956	568,912	44,873

For the Year Ended December 31, 2020
From operations:
Dividends	$8,421	$-	$-	$123,358	$4,912
Mortality and expense risk and administrative charges	(923)	(12,331)	-	(15,929)	(725)
Net investment income (loss)	7,498	(12,331)	-	107,429	4,187
Net realized gain (loss)	2,841	220,023	-	14,756	4,380
Capital gain distribution from mutual funds	556	306,863	-	229,984	-
Change in unrealized appreciation (depreciation) of investments	5,769	1,593,438	-	305,620	62,854
Increase (decrease) in net assets from operations	16,664	2,107,993	-	657,789	71,421

From contract transactions:
Payments received from contract owners	29,795	162,759	-	1,204,593	39,032
Payments for contract benefits or terminations	-	(278,480)	-	(99,238)	(55)
Policy loans	(404)	1,930	-	(470)	606
Transfers between sub-accounts (including fixed account), net	406,213	(295,746)	-	731,391	201,892
Contract maintenance charges	(41,875)	(162,821)	-	(1,117,026)	(35,968)
Increase (decrease) in net assets from contract transactions	393,729	(572,358)	-	719,250	205,507

Increase (decrease) in net assets	410,393	1,535,635	-	1,377,039	276,928
Net assets at beginning of period	134,230	4,160,415	-	5,825,237	168,796
Net assets at end of period	$544,623	$5,696,050	$-	$7,202,276	$445,724

Beginning units	12,242	171,018	-	457,632	14,839
Units issued	39,649	52,964	-	154,303	25,133
Units redeemed	(4,564)	(80,215)	-	(99,274)	(5,780)
Ending units	47,327	143,767	-	512,661	34,192

The accompanying Notes to Financial Statements are an integral part of this statement.

34

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Government Money Market I Fund	VALIC Company I International Equities Index Fund	VALIC Company I International Value Fund	VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Value Fund
For the Year Ended December 31, 2021
From operations:
Dividends	$1,156	$46,858	$2,902	$188,756	$1,031
Mortality and expense risk and administrative charges	(43,031)	(13,884)	(492)	(65,420)	(554)
Net investment income (loss)	(41,875)	32,974	2,410	123,336	477
Net realized gain (loss)	(2)	135,620	2,633	914,910	3,381
Capital gain distribution from mutual funds	-	15,032	-	517,259	764
Change in unrealized appreciation (depreciation) of investments	1	204,448	6,359	2,230,767	40,093
Increase (decrease) in net assets from operations	(41,876)	388,074	11,402	3,786,272	44,715

From contract transactions:
Payments received from contract owners	998,313	177,913	34,722	586,009	38,876
Payments for contract benefits or terminations	(1,473,660)	(41,948)	-	(1,087,290)	(10)
Policy loans	30,553	190,404	339	(30,522)	-
Transfers between sub-accounts (including fixed account), net	342,466	460,743	5,626	46,382	37,321
Contract maintenance charges	(1,415,337)	(153,496)	(21,165)	(681,651)	(13,623)
Increase (decrease) in net assets from contract transactions	(1,517,665)	633,616	19,522	(1,167,072)	62,564

Increase (decrease) in net assets	(1,559,541)	1,021,690	30,924	2,619,200	107,279
Net assets at beginning of period	12,677,171	3,541,441	170,050	16,131,614	146,944
Net assets at end of period	$11,117,630	$4,563,131	$200,974	$18,750,814	$254,223

Beginning units	1,263,613	279,915	16,176	551,970	10,102
Units issued	405,967	96,501	4,180	145,661	6,813
Units redeemed	(559,615)	(51,494)	(2,448)	(168,427)	(2,521)
Ending units	1,109,965	324,922	17,908	529,204	14,394

For the Year Ended December 31, 2020
From operations:
Dividends	$17,304	$81,353	$2,263	$198,628	$926
Mortality and expense risk and administrative charges	(42,300)	(10,945)	(293)	(54,216)	(293)
Net investment income (loss)	(24,996)	70,408	1,970	144,412	633
Net realized gain (loss)	(2)	(8,237)	(661)	(190,316)	(1,951)
Capital gain distribution from mutual funds	-	55,646	133	1,108,031	6,224
Change in unrealized appreciation (depreciation) of investments	(1)	133,019	14,535	745,049	8,588
Increase (decrease) in net assets from operations	(24,999)	250,836	15,977	1,807,176	13,494

From contract transactions:
Payments received from contract owners	896,845	167,457	22,868	551,841	31,552
Payments for contract benefits or terminations	(1,036,450)	(171,070)	(54)	(448,950)	(1,702)
Policy loans	(389,108)	(20,736)	279	(137,215)	-
Transfers between sub-accounts (including fixed account), net	6,808,370	318,029	63,891	(209,380)	23,728
Contract maintenance charges	(1,285,385)	(148,669)	(18,457)	(690,621)	(13,988)
Increase (decrease) in net assets from contract transactions	4,994,272	145,011	68,527	(934,325)	39,590

Increase (decrease) in net assets	4,969,273	395,847	84,504	872,851	53,084
Net assets at beginning of period	7,707,898	3,145,594	85,546	15,258,763	93,860
Net assets at end of period	$12,677,171	$3,541,441	$170,050	$16,131,614	$146,944

Beginning units	766,161	264,885	8,511	586,733	6,482
Units issued	1,364,060	71,146	10,223	110,831	4,844
Units redeemed	(866,608)	(56,116)	(2,558)	(145,594)	(1,224)
Ending units	1,263,613	279,915	16,176	551,970	10,102

 The accompanying Notes to Financial Statements are an integral part of this statement.

35

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund	VALIC Company I U.S. Socially Responsible Fund
For the Year Ended December 31, 2021
From operations:
Dividends	$35,833	$3,397	$81,426	$402,805	$1,506
Mortality and expense risk and administrative charges	(43,925)	(29,344)	(36,934)	(96,735)	(513)
Net investment income (loss)	(8,092)	(25,947)	44,492	306,070	993
Net realized gain (loss)	2,072,100	794,816	337,780	3,357,689	4,079
Capital gain distribution from mutual funds	884,836	821,522	461,271	1,253,648	4,213
Change in unrealized appreciation (depreciation) of investments	(158,689)	(779,230)	351,483	1,757,901	29,077
Increase (decrease) in net assets from operations	2,790,155	811,161	1,195,026	6,675,308	38,362

From contract transactions:
Payments received from contract owners	260,000	264,656	401,111	1,103,043	27,468
Payments for contract benefits or terminations	(840,124)	(254,565)	(251,189)	(1,123,824)	-
Policy loans	(129,407)	36,246	17,379	13,701	401
Transfers between sub-accounts (including fixed account), net	944,534	(649,375)	1,327,742	(26,303)	(2,819)
Contract maintenance charges	(305,295)	(193,222)	(381,383)	(1,594,111)	(14,780)
Increase (decrease) in net assets from contract transactions	(70,292)	(796,260)	1,113,660	(1,627,494)	10,270

Increase (decrease) in net assets	2,719,863	14,901	2,308,686	5,047,814	48,632
Net assets at beginning of period	11,316,911	7,683,701	8,605,861	25,095,341	138,183
Net assets at end of period	$14,036,774	$7,698,602	$10,914,547	$30,143,155	$186,815

Beginning units	185,559	131,394	312,262	815,306	6,927
Units issued	97,527	38,334	182,733	216,785	1,453
Units redeemed	(95,547)	(47,114)	(145,125)	(261,923)	(1,002)
Ending units	187,539	122,614	349,870	770,168	7,378

For the Year Ended December 31, 2020
From operations:
Dividends	$65,169	$-	$112,965	$424,911	$1,310
Mortality and expense risk and administrative charges	(38,710)	(22,793)	(28,196)	(87,125)	(329)
Net investment income (loss)	26,459	(22,793)	84,769	337,786	981
Net realized gain (loss)	1,291,468	121,840	(200,514)	1,048,826	(2,059)
Capital gain distribution from mutual funds	204,944	583,077	907,985	1,358,843	16,703
Change in unrealized appreciation (depreciation) of investments	2,392,161	1,715,247	633,517	1,202,385	2,962
Increase (decrease) in net assets from operations	3,915,032	2,397,371	1,425,757	3,947,840	18,587

From contract transactions:
Payments received from contract owners	239,449	216,869	371,168	1,155,926	28,446
Payments for contract benefits or terminations	(990,818)	(549,383)	(523,371)	(1,182,432)	-
Policy loans	(9,421)	(13,509)	(78,116)	(80,262)	211
Transfers between sub-accounts (including fixed account), net	353,673	367,810	60,852	(567,566)	15,630
Contract maintenance charges	(277,414)	(182,570)	(347,513)	(1,664,736)	(14,878)
Increase (decrease) in net assets from contract transactions	(684,531)	(160,783)	(516,980)	(2,339,070)	29,409

Increase (decrease) in net assets	3,230,501	2,236,588	908,777	1,608,770	47,996
Net assets at beginning of period	8,086,410	5,447,113	7,697,084	23,486,571	90,187
Net assets at end of period	$11,316,911	$7,683,701	$8,605,861	$25,095,341	$138,183

Beginning units	185,531	136,105	314,899	880,829	4,948
Units issued	62,554	72,783	100,162	213,475	3,832
Units redeemed	(62,526)	(77,494)	(102,799)	(278,998)	(1,853)
Ending units	185,559	131,394	312,262	815,306	6,927

 The accompanying Notes to Financial Statements are an integral part of this statement.

36

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company II Strategic Bond Fund	VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class	Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Real Estate Index Portfolio
For the Year Ended December 31, 2021
From operations:
Dividends	$21,991	$1,750	$1,003	$235,429	$293,020
Mortality and expense risk and administrative charges	(401)	(982)	(1,173)	(21,872)	(58,048)
Net investment income (loss)	21,590	768	(170)	213,557	234,972
Net realized gain (loss)	(5,309)	4,150	(3,471)	9,200	249,005
Capital gain distribution from mutual funds	2,237	4,273	-	-	387,724
Change in unrealized appreciation (depreciation) of investments	(19,444)	(32,616)	41,377	(39,535)	4,010,551
Increase (decrease) in net assets from operations	(926)	(23,425)	37,736	183,222	4,882,252

From contract transactions:
Payments received from contract owners	20,217	14,676	10,148	384,586	560,694
Payments for contract benefits or terminations	-	-	-	(175,255)	(542,494)
Policy loans	308	(7,828)	(6,527)	47,790	(5,371)
Transfers between sub-accounts (including fixed account), net	(372,664)	239	251	437,184	378,157
Contract maintenance charges	(13,922)	(14,429)	(14,050)	(422,739)	(581,328)
Increase (decrease) in net assets from contract transactions	(366,061)	(7,342)	(10,178)	271,566	(190,342)

Increase (decrease) in net assets	(366,987)	(30,767)	27,558	454,788	4,691,910
Net assets at beginning of period	366,987	200,519	209,091	5,596,270	12,544,401
Net assets at end of period	$-	$169,752	$236,649	$6,051,058	$17,236,311

Beginning units	29,802	4,674	7,350	257,078	586,643
Units issued	4,307	387	317	87,016	75,478
Units redeemed	(34,109)	(548)	(637)	(71,844)	(85,163)
Ending units	-	4,513	7,030	272,250	576,958

For the Year Ended December 31, 2020
From operations:
Dividends	$13,214	$3,412	$1,453	$306,306	$322,977
Mortality and expense risk and administrative charges	(833)	(830)	(727)	(23,134)	(51,090)
Net investment income (loss)	12,381	2,582	726	283,172	271,887
Net realized gain (loss)	(159)	61	(9,687)	(26,924)	(176,511)
Capital gain distribution from mutual funds	-	5,125	-	-	203,102
Change in unrealized appreciation (depreciation) of investments	12,043	20,579	51,058	20,599	(1,133,427)
Increase (decrease) in net assets from operations	24,265	28,347	42,097	276,847	(834,949)

From contract transactions:
Payments received from contract owners	60,700	14,408	14,313	382,887	628,120
Payments for contract benefits or terminations	-	(548)	(245)	(166,283)	(549,710)
Policy loans	852	82	39,988	(46,107)	(66,304)
Transfers between sub-accounts (including fixed account), net	44,935	(465)	2,633	(146,850)	(269,802)
Contract maintenance charges	(34,140)	(14,513)	(12,162)	(424,229)	(603,320)
Increase (decrease) in net assets from contract transactions	72,347	(1,036)	44,527	(400,582)	(861,016)

Increase (decrease) in net assets	96,612	27,311	86,624	(123,735)	(1,695,965)
Net assets at beginning of period	270,375	173,208	122,467	5,720,005	14,240,366
Net assets at end of period	$366,987	$200,519	$209,091	$5,596,270	$12,544,401

Beginning units	23,600	4,711	5,102	276,717	630,273
Units issued	9,647	446	2,881	28,186	44,824
Units redeemed	(3,445)	(483)	(633)	(47,825)	(88,454)
Ending units	29,802	4,674	7,350	257,078	586,643

 The accompanying Notes to Financial Statements are an integral part of this statement.

37

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account VL-R (“the Separate Account”) is a segregated investment account established by American General Life Insurance Company (”AGL”) to receive and invest premium payments from variable universal life insurance policies issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, majority owned subsidiary of American International Group, Inc. (“AIG”).

The Separate Account includes the following products that are no longer available for sale:

AG Corporate Investor	Platinum Choice VUL 2(a)
AG Income Advantage VUL	Platinum Investor FlexDirector
AG Legacy Plus	Platinum Investor I
Corporate America	Platinum Investor II
Corporate Investor Select	Platinum Investor III
Equibuilder	Platinum Investor IV
Equibuilder II	Platinum Investor PLUS
Equibuilder III	Platinum Investor Survivor
Executive Advantage	Platinum Investor Survivor II
Gallery Life	Platinum Investor VIP
Gemstone Life	Polaris Life
Flexible Premium VUL (Group)	Polaris Survivorship Life
Flexible Premium Variable Universal Life Policy	Protection Advantage Select
Income Advantage Select

(a)

This product was introduced on November 6, 2014. The name was changed from AG Platinum Choice VUL to AG Platinum Choice VUL 2 on July 3, 2017. The product name was further updated to Platinum Choice VUL 2 on October 7, 2019.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2021 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

AB Variable Products Series Fund, Inc. (AB VPS)
AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS International Growth Portfolio Class A(e)
AB VPS Global Thematic Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
AB VPS Growth and Income Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A
AB VPS Intermediate Bond Portfolio Class A

The Alger Portfolios (Alger)
Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2

American Century Variable Portfolios, Inc. (American Century VP)
American Century VP Capital Appreciation Fund Class I	American Century VP International Fund Class I(e)
American Century VP Disciplined Core Value Fund Class 1	American Century VP Value Fund Class I

American Funds Insurance Series (American Funds IS)
American Funds IS American High-Income Trust Class 2(c)	American Funds IS Growth Fund Class 2
American Funds IS Asset Allocation Fund Class 2	American Funds IS Growth-Income Fund Class 2

38

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

American Funds Insurance Series (American Funds IS)
American Funds IS Global Growth Fund Class 2	American Funds IS International Fund Class 2

Anchor Series Trust (AST)(a)
AST SA PGI Asset Allocation Portfolio Class 1(t)

BlackRock Variable Series Funds II, Inc. (BlackRock)
BlackRock II U.S. Government Bond V.I. Fund Class I(e)
BlackRock Variable Series Funds, Inc. (BlackRock)

BlackRock Advantage SMID Cap V.I. Fund Class I(d)(e)	BlackRock Capital Appreciation V.I. Fund Class I(e)
BlackRock Basic Value V.I. Fund Class I(e)

BNY Mellon Investment Portfolios (BNY Mellon IP)
BNY Mellon IP MidCap Stock Portfolio Initial Shares

BNY Mellon Stock Index Fund Inc.
BNY Mellon Stock Index Fund, Inc. Initial Shares

BNY Mellon Variable Investment Fund (BNY Mellon VIF)
BNY Mellon VIF International Value Portfolio Initial Shares(k)	BNY Mellon VIF Quality Bond Portfolio Initial Shares(k)
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares

EQ Advisors Trust SM (EQ/)
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	EQ/International Equity Index Portfolio Class 1A
EQ/Common Stock Index Portfolio Class 1A	EQ/Money Market Portfolio Class 1A

EQ Premier VIP Trust
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	EQ Premier VIP EQ/Moderate Allocation Portfolio Class A

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Growth Portfolio Initial Class	Fidelity VIP Freedom 2030 Portfolio Service Class 2
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2
Fidelity VIP Balanced Portfolio Initial Class(e)	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Freedom 2020 Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Freedom 2025 Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Mutual Shares VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2(e)
FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Growth VIP Fund Class 2(e)
FTVIP Franklin U.S. Government Securities VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT International Equity Insights Fund Institutional Shares(e)	Goldman Sachs VIT U.S. Equity Insights Fund Institutional Shares(e)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Global Strategic Income Fund Series I(h)
Invesco V.I. American Value Fund Series I(e)	Invesco V.I. Government Securities Fund Series I
Invesco V.I. Conservative Balanced Fund Series I(f)	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. High Yield Fund Series I

39

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. Global Fund Series I(g)	Invesco V.I. International Growth Fund Series I
Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Main Street Fund Series I(i)

Janus Aspen Series (Janus)
Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Forty Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares

JPMorgan Insurance Trust (JPMorgan)
JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1

MFS Variable Insurance Trust (MFS VIT)
MFS VIT Growth Series Initial Class	MFS VIT Research Series Initial Class
MFS VIT Investors Trust Series Initial Class	MFS VIT Total Return Series Initial Class
MFS VIT New Discovery Series Initial Class	MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II)
MFS VIT II Core Equity Portfolio Initial Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I(e)	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I(e)
Morgan Stanley VIF Discovery Portfolio Class I(e)(l)	Morgan Stanley VIF Growth Portfolio Class I

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I
Neuberger Berman AMT Short Duration Bond Portfolio Class I

PIMCO Variable Insurance Trust (PIMCO)
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	PIMCO Real Return Portfolio Administrative Class
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	PIMCO Short-Term Portfolio Administrative Class
PIMCO High Yield Portfolio Administrative Class(e)	PIMCO Total Return Portfolio Administrative Class
PIMCO Long-Term U.S. Government Portfolio Administrative Class(e)

Pioneer Variable Contracts Trust (Pioneer)
Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I
Pioneer Mid Cap Value VCT Portfolio Class I

Putnam Variable Trust (Putnam VT)
Putnam VT Diversified Income Fund Class IB	Putnam VT Large Cap Value Fund Class IB(j)
Putnam VT Growth Opportunities Fund Class IB	Putnam VT Small Cap Value Fund Class IB
Putnam VT International Value Fund Class IB	Putnam VT Sustainable Leaders Fund Class IB

Seasons Series Trust (SST)(a)
SST SA Multi-Managed Mid Cap Value Portfolio Class 3

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 1
SAST SA Columbia Technology Portfolio Class 1(w)	SAST SA JPMorgan MFS Core Bond Portfolio Class 1
SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1(m)	SAST SA MFS Total Return Portfolio Class 1
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1(n)	SAST SA Morgan Stanley International Equities Portfolio Class 1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA PineBridge High-Yield Bond Portfolio Class 1
SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 1
SAST SA Invesco Main Street Large Cap Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 1(u)

40

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SunAmerica Series Trust (SAST)(a)
SAST SA Janus Focused Growth Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 3(u)
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 1(v)
SAST SA JPMorgan Emerging Markets Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 3(v)
SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA WellsCap Aggressive Growth Portfolio Class 1(s)

VALIC Company I(b)
VALIC Company I Core Bond Fund(p)	VALIC Company I Mid Cap Value Fund(q)
VALIC Company I Dynamic Allocation Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Science & Technology Fund
VALIC Company I Government Money Market I Fund	VALIC Company I Small Cap Index Fund
VALIC Company I International Equities Index Fund	VALIC Company I Stock Index Fund
VALIC Company I International Value Fund	VALIC Company I U.S. Socially Responsible Fund(r)
VALIC Company I Mid Cap Index Fund

VALIC Company II(b)
VALIC Company II Strategic Bond Fund(p)

VanEck VIP Trust (VanEck VIP)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class(o)

Vanguard Variable Insurance Fund (Vanguard VIF)
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Bond Market Index Portfolio(e)
Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio(e)

(a)

These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of AGL, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust.

(b)

VALIC Company I and II are affiliated investment companies. The Variable Annuity Life Insurance Company (VALIC), an affiliate of AGL, serves as the investment advisor to VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I and II series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of AGL, serves as investment sub-advisor to certain underlying mutual funds of VALIC Company I and II series.

(c)	Formerly American Funds IS High-Income Bond Fund.

(d)	Formerly BlackRock Advantage U.S. Total Market V.I. Fund.

(e)	Fund had no activity during the current year.

(f)	Formerly Invesco Oppenheimer V.I. Conservative Balanced Fund.

(g)	Formerly Invesco Oppenheimer V.I. Global Fund.

(h)	Formerly Invesco Oppenheimer V.I. Global Strategic Income Fund.

(i)	Formerly Invesco Oppenheimer V.I. Main Street Fund.

(j)	Formerly Putnam VT Equity Income Fund.

(k)	For the period January 1, 2020 to April 30, 2020 (cessation of operations).

(l)	Formerly Morgan Stanley VIF Mid Cap Growth Portfolio.

(m)	Formerly SAST SA Legg Mason BW Large Cap Value Portfolio.

(n)	Formerly SAST SA Dogs of Wall Street Portfolio.

(o)	Formerly VanEck VIP Global Hard Assets Fund.

(p)

The VALIC Company II Strategic Bond Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.

(q)

The VALIC Company II Mid Cap Value Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Mid Cap Value Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.

(r)

The VALIC Company II U.S. Socially Responsible Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I U.S. Socially Responsible Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.

(s)

The SAST SA WellsCap Aggressive Growth Portfolio, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Mid-Cap Growth Portfolio.

(t)

The AST SA PGI Asset Allocation Portfolio, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Diversified Balanced Portfolio.

(u)

The AST SA Wellington Capital Appreciation Portfolio, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA Wellington Capital Appreciation Portfolio, in operation for the period November 5, 2021 (commencement of operations) to December 31, 2021.

41

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(v)

The AST SA Wellington Government and Quality Bond Portfolio, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA Wellington Government and Quality Bond Portfolio, in operation for the period November 5, 2021 (commencement of operations) to December 31, 2021.

(w)

The SAST SA Columbia Technology Portfolio, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA Wellington Capital Appreciation Portfolio, in operation for the period November 5, 2021 (commencement of operations) to December 31, 2021.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

During 2021, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to AGL’s business. Market volatility in the financial markets resulting from the COVID-19 pandemic could adversely impact net assets for each sub-account. Declines in or sustained low interest rates can cause a reduction in investment income for certain underlying mutual funds.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Policy Loans: When a policy loan is made, the loan amount is transferred to AGL from the contract owner’s selected investment, and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the contract owner’s selected investment, after they are first used to repay all loans taken from the declared fixed interest account option.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Internal Rollovers: A contract owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by AGL. Internal rollovers are included on the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets under contract transactions.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current

42

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

●

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

●

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2021 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2021, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses AGL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

43

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Mortality and Expense Risk Maximum Annual Rate and Administrative Charges Maximum Annual Rate	First Reduction in Mortality and Expense Risk and Administrative Charges Rate(a)	Second Reduction in Mortality and Expense Risk and Administrative Charges Rate(b)
AG Corporate Investor	0.65%	0.25%	0.25%
AG Income Advantage VUL	0.70%	0.35%	0.20%
AG Legacy Plus	0.90%	0.25%	0.25%
Platinum Choice VUL 2	0.70%	0.35%	0.20%
Corporate America	0.35%	0.10%	0.10%
Corporate America (reduced surrender charge)	0.65%	0.25%	0.25%
Corporate Investor Select	0.65%	0.25%	0.25%
Income Advantage Select	0.70%	0.35%	0.20%
Platinum Investor FlexDirector	0.70%	0.25%	0.35%
Platinum Investor I	0.75%	0.25%	0.25%
Platinum Investor II	0.75%	0.25%	0.25%
Platinum Investor III	0.70%	0.25%	0.35%
Platinum Investor IV	0.70%	0.35%	0.25%
Platinum Investor PLUS	0.70%	0.25%	0.35%
Platinum Investor Survivor	0.40%	0.20%	0.10%(c)
Platinum Investor Survivor II	0.75%	0.25%(d)	0.35%(c)
Platinum Investor VIP	0.70%	0.35%	0.20%
Protection Advantage Select	0.70%	0.35%	0.20%

(a)	After 10th policy year.

(b)	After 20th policy year.

(c)	After 30th policy year.

(d)	After 15th policy year.

Expense charges for the following products are as follows:

Products	Separate Account Current Annual Rate	Separate Account Maximum Annual Rate
Executive Advantage®	0.10%	1.00%
Gallery Life	0.50%	0.90%
Gemstone Life	0.10%	0.90%
Polaris Life	0.25%	0.90%
Polaris Survivorship Life	0.10%	0.90%
Flexible Premium VUL (Group)	0.50%	0.90%
Flexible Premium Variable Universal Life Policy	0.50%	0.90%

The separate account annual charge for Equibuilder, Equibuilder II and Equibuilder III is calculated as a percentage of the net asset value and deducted at an annual rate of 0.75 percent.

Monthly Administrative Charge: AGL makes a monthly charge against each policy account for the administrative expenses. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The maximum monthly administrative expense charge is $15. AGL may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of the policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. There may be an additional monthly

44

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured.

For Equibuilder II and Equibuilder II AGL currently charges $9 per month guaranteed to be no more than $12 per month.

For Equibuilder AGL currently charges $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect.

Contract Maintenance Charge: Monthly contract maintenance charges are paid to AGL for the administrative services provided under the current policies. AGL may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of coverage (if the policy offers both base and supplement coverage, then only each $1,000 of base coverage). This charge varies according to the ages, gender and the premium class of the insured, as well as the amount of coverage. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

AGL may charge a maximum fee of $12 for the monthly contract maintenance charge.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The amount of the withdrawal charge depends on the age and other insurance characteristics of the insured person. For partial withdrawals, AGL may charge a maximum transaction fee per partial withdrawal equal to the lesser of 2 percent of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial withdrawal. In addition, for Equibuilder AGL charges for a partial withdrawal of net cash surrender value (currently $10 or 2 percent of the amount withdrawn, whichever is less).

For Equibuilder I, Equibuilder II and Equibuilder III, during the first ten years a policy is in effect, a withdrawal charge may be assessed by AGL. The maximum withdrawal charge is equal to 50 percent of one “target” premium. This maximum will not vary with premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum withdrawal charge will decrease by 20 percent. The current withdrawal charge for Equibuilder, EquiBuilder II and EquiBuilder III will equal 30 percent, 30 percent and 25 percent, respectively, of premium payments made during the first policy year up to one “target” premium and 9 percent of any additional premiums paid during the first ten policy years.

Policy Loan Interest Charge: A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to AGL for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

Cost of Insurance Charge: Since determination of both the insurance rate and AGL’s net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charge is included as part of the contract maintenance charges line of the Statements of Operations and Changes in Net Assets.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the policy year. For Equibuilder, Equibuilder II and Equibuilder III a transfer fee of $25 is assessed on each transfer in excess of four transfers during the policy year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.5 percent. AGL deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services AGL performs and a premium tax that is applicable to AGL in the state or other jurisdiction of

45

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the policy owner. Premium tax charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A summary of premium tax charges follows:

Products	Premium Tax Charge
AG Corporate Investor*	4.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-3. 9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 4-7. 5.00% of all premium payments in policy years 8 and thereafter.
AG Income Advantage VUL	5.00% of after-tax premium payment
Platinum Choice VUL 2	9.00% of after-tax premium payment
Corporate America*	9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-7. 5.00% of all premium payments in policy years 8 and thereafter.
Corporate Investor Select*	4.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-3. 9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 4-7. 5.00% of all premium payments in policy years 8 and thereafter.
Income Advantage Select	3.50% of each premium payment
Platinum Investor FlexDirector	3.50% of each premium payment
Platinum Investor I	3.50% of each premium payment
Platinum Investor II	3.50% of each premium payment
Platinum Investor III	3.50% of each premium payment
Platinum Investor IV	3.50% of each premium payment
Platinum Investor PLUS	3.50% of each premium payment
Platinum Investor Survivor	3.50% of each premium payment
Platinum Investor Survivor II	3.50% of each premium payment
Platinum Investor VIP	3.50% of each premium payment
Protection Advantage Select	3.50% of each premium payment
Executive Advantage®	The maximum charge is 9% of each premium payment.
Gallery Life	5% of each premium payment plus the state specific premium taxes.
Gemstone Life *

5% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount for policy years 1-10. 3% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount beginning in policy year 11. The maximum charge is 8% of each premium payment.

Polaris Life	Currently 5% for the first 10 policy years and 3% thereafter. The maximum charge allowed is 8% of each premium payment.
Polaris Survivorship Life	Currently 5% for the first 10 policy years and 3% thereafter. The maximum charge allowed is 8% of each premium payment.
Flexible Premium VUL (Group)	5% of each premium payment plus the state specific premium taxes.
Flexible Premium Variable Universal Life Policy	5% of each premium payment plus the state specific premium taxes.

*

The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

Optional Rider Charge: Monthly charges are deducted if the contract owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the

46

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

insured person or the specific coverage chosen under the rider. The rider charges are included as part of contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Face Amount Increase Charge: AGL charges for an increase in the face amount of insurance. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

For Equibuilder, the face amount increase charge is $1.50 per $1,000 increase in the face amount of insurance up to a maximum charge of $300.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The annualized GMWB charge is 0.75 percent, which may be increased to a maximum of 1.50 percent.

5.	Purchases and Sales of Investments

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio Class A	$16,018	$12,356
AB VPS Global Thematic Growth Portfolio Class A	254,520	100,146
AB VPS Growth and Income Portfolio Class A	46,826	84,627
AB VPS Intermediate Bond Portfolio Class A	3,553	3,960
AB VPS Large Cap Growth Portfolio Class A	10,786,415	8,545,257
AB VPS Small Cap Growth Portfolio Class A	190,857	41,576
Alger Capital Appreciation Portfolio Class I-2	5,716,734	2,028,133
Alger Mid Cap Growth Portfolio Class I-2	5,447,124	4,335,218
American Century VP Capital Appreciation Fund Class I	65,333	32,955
American Century VP Disciplined Core Value Fund Class 1	35,340	14,882
American Century VP Value Fund Class I	4,604,094	5,293,623
American Funds IS American High-Income Trust Class 2	380,040	97,749
American Funds IS Asset Allocation Fund Class 2	3,819,191	851,193
American Funds IS Global Growth Fund Class 2	810,187	519,510
American Funds IS Growth Fund Class 2	2,457,759	691,709
American Funds IS Growth-Income Fund Class 2	1,098,214	637,657
American Funds IS International Fund Class 2	520,893	314,398
AST SA PGI Asset Allocation Portfolio Class 1	57,043	357,809
BNY Mellon IP MidCap Stock Portfolio Initial Shares	1,363,836	1,595,596
BNY Mellon Stock Index Fund, Inc. Initial Shares	435,214	420,903
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	3,794,641	4,492,184
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	195,107	424,075
EQ/Common Stock Index Portfolio Class 1A	249,949	849,914
EQ/International Equity Index Portfolio Class 1A	13,865	124,192
EQ/Money Market Portfolio Class 1A	2,237	2,888
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	3,392	4,265
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	61,352	94,331
Fidelity VIP Asset Manager Growth Portfolio Initial Class	327,183	790,274
Fidelity VIP Asset Manager Portfolio Initial Class	2,181,930	1,330,730
Fidelity VIP Asset Manager Portfolio Service Class 2	1,701,177	1,998,110
Fidelity VIP Contrafund Portfolio Initial Class	7,512,713	4,860,675
Fidelity VIP Contrafund Portfolio Service Class 2	14,336,572	9,641,679
Fidelity VIP Equity-Income Portfolio Initial Class	4,762,941	3,090,407
Fidelity VIP Equity-Income Portfolio Service Class 2	7,784,387	4,949,989
Fidelity VIP Freedom 2020 Portfolio Service Class 2	81,073	65,580
Fidelity VIP Freedom 2025 Portfolio Service Class 2	268,433	132,336
Fidelity VIP Freedom 2030 Portfolio Service Class 2	436,962	261,456
Fidelity VIP Government Money Market Portfolio Initial Class	2,025,008	1,908,302
Fidelity VIP Government Money Market Portfolio Service Class 2	87,630,821	88,306,627
Fidelity VIP Growth Portfolio Initial Class	20,490,274	9,870,429

47

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
Fidelity VIP Growth Portfolio Service Class 2	$13,600,051	$8,208,809
Fidelity VIP High Income Portfolio Initial Class	224,907	213,168
Fidelity VIP Index 500 Portfolio Initial Class	1,511,887	3,256,833
Fidelity VIP Investment Grade Bond Portfolio Initial Class	248,261	453,456
Fidelity VIP Mid Cap Portfolio Service Class 2	4,414,189	3,055,099
Fidelity VIP Overseas Portfolio Initial Class	793,888	1,013,960
FTVIP Franklin Mutual Shares VIP Fund Class 2	1,687,069	1,705,750
FTVIP Franklin Small Cap Value VIP Fund Class 2	3,512,267	3,827,742
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	28,526	38,289
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	643,707	1,248,565
FTVIP Templeton Foreign VIP Fund Class 2	755,597	698,194
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	882,805	506,673
Invesco V.I. American Franchise Fund Series I	130,137	44,812
Invesco V.I. Conservative Balanced Fund Series I	324,547	375,002
Invesco V.I. Core Equity Fund Series I	3,159,889	3,385,490
Invesco V.I. Global Fund Series I	4,050,278	3,709,214
Invesco V.I. Global Real Estate Fund Series I	77,468	33,443
Invesco V.I. Global Strategic Income Fund Series I	21	33
Invesco V.I. Government Securities Fund Series I	918	1,034
Invesco V.I. Growth and Income Fund Series I	3,360,121	3,904,831
Invesco V.I. High Yield Fund Series I	239,166	266,113
Invesco V.I. International Growth Fund Series I	1,944,883	1,420,993
Invesco V.I. Main Street Fund Series I	64,170	20,689
Janus Henderson Enterprise Portfolio Service Shares	4,393,089	3,668,733
Janus Henderson Forty Portfolio Service Shares	364,987	118,801
Janus Henderson Global Research Portfolio Service Shares	1,374,533	1,463,696
Janus Henderson Overseas Portfolio Service Shares	2,159,846	2,944,812
JPMorgan Insurance Trust Core Bond Portfolio Class 1	1,113,626	156,149
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	140,829	185,564
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	1,563,158	1,588,872
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	30,363	17,455
MFS VIT Growth Series Initial Class	12,770,731	11,177,285
MFS VIT Investors Trust Series Initial Class	183,184	440,222
MFS VIT New Discovery Series Initial Class	4,274,455	3,986,712
MFS VIT Research Series Initial Class	2,139,752	2,466,551
MFS VIT Total Return Series Initial Class	528,434	588,700
MFS VIT Utilities Series Initial Class	527,559	1,029,753
MFS VIT II Core Equity Portfolio Initial Class	3,732,587	4,118,393
Morgan Stanley VIF Growth Portfolio Class I	6,104,111	4,540,385
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	4,287,728	3,691,232
Neuberger Berman AMT Short Duration Bond Portfolio Class I	2,439	3,800
Neuberger Berman AMT Sustainable Equity Portfolio Class I	41,113	38,710
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	188,706	132,931
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	192,157	86,137
PIMCO Real Return Portfolio Administrative Class	2,152,400	2,607,177
PIMCO Short-Term Portfolio Administrative Class	1,040,561	675,430
PIMCO Total Return Portfolio Administrative Class	3,630,691	2,971,508
Pioneer Fund VCT Portfolio Class I	2,773,486	1,703,477
Pioneer Mid Cap Value VCT Portfolio Class I	132,440	153,144
Pioneer Select Mid Cap Growth VCT Portfolio Class I	1,694,507	1,537,277
Putnam VT Diversified Income Fund Class IB	404,325	769,284
Putnam VT Growth Opportunities Fund Class IB	74,855	297,670
Putnam VT International Value Fund Class IB	1,919,280	1,865,888
Putnam VT Large Cap Value Fund Class IB	4,816,193	4,992,609
Putnam VT Small Cap Value Fund Class IB	86,149	99,297
Putnam VT Sustainable Leaders Fund Class IB	32,126	23,785
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	77,304	66,404
SAST SA AB Growth Portfolio Class 1	1,088,254	922,787
SAST SA Columbia Technology Portfolio Class 1	363,908	681,517
SAST SA DFA Ultra Short Bond Portfolio Class 1	49,010	83,367
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	50,981	20,092
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	195,462	65,590
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	357,530	454,165
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	65,784	20,958
SAST SA Goldman Sachs Global Bond Portfolio Class 1	21,896	11,466

48

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SAST SA Invesco Growth Opportunities Portfolio Class 1	$24,267	$5,759
SAST SA Invesco Main Street Large Cap Portfolio Class 1	33,380	22,915
SAST SA Janus Focused Growth Portfolio Class 1	136,673	238,751
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	1,292,286	614,947
SAST SA JPMorgan Emerging Markets Portfolio Class 1	20,141	35,320
SAST SA JPMorgan Equity-Income Portfolio Class 1	235,879	219,852
SAST SA JPMorgan Global Equities Portfolio Class 1	22,835	40,945
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	5,443	4,502
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	6,701,176	402,203
SAST SA MFS Blue Chip Growth Portfolio Class 1	12,589	8,912
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	44,752	83,220
SAST SA MFS Total Return Portfolio Class 1	94,101	50,474
SAST SA Morgan Stanley International Equities Portfolio Class 1	37,938	25,593
SAST SA PineBridge High-Yield Bond Portfolio Class 1	36,966	29,638
SAST SA Putnam International Growth and Income Portfolio Class 1	361,936	363,795
SAST SA Wellington Capital Appreciation Portfolio Class 1	2,361,448	827,206
SAST SA Wellington Capital Appreciation Portfolio Class 3	566,030	313,402
SAST SA Wellington Government and Quality Bond Portfolio Class 1	102,855	30,363
SAST SA Wellington Government and Quality Bond Portfolio Class 3	202,737	29,661
SAST SA WellsCap Aggressive Growth Portfolio Class 1	2,451,768	7,482,717
VALIC Company I Core Bond Fund	437,510	9,472
VALIC Company I Dynamic Allocation Fund	1,830,742	214,821
VALIC Company I Emerging Economies Fund	252,713	94,955
VALIC Company I Government Money Market I Fund	4,124,568	5,684,109
VALIC Company I International Equities Index Fund	1,380,385	698,764
VALIC Company I International Value Fund	42,082	20,150
VALIC Company I Mid Cap Index Fund	5,344,588	5,871,066
VALIC Company I Mid Cap Value Fund	96,483	32,679
VALIC Company I Nasdaq-100 Index Fund	7,538,292	6,731,840
VALIC Company I Science & Technology Fund	3,032,234	3,032,919
VALIC Company I Small Cap Index Fund	5,890,551	4,271,128
VALIC Company I Stock Index Fund	9,425,716	9,493,488
VALIC Company I U.S. Socially Responsible Fund	32,577	17,101
VALIC Company II Strategic Bond Fund	66,806	409,043
VanEck VIP Emerging Markets Fund Initial Class	18,088	20,389
VanEck VIP Global Resources Fund Initial Class	8,047	18,395
Vanguard VIF High Yield Bond Portfolio	2,163,583	1,678,460
Vanguard VIF Real Estate Index Portfolio	2,661,209	2,228,854

49

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2021, follows:

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	9,297		24.21	225,112	0.49		0.50		13.16
AB VPS Global Thematic Growth Portfolio Class A	48,510	22.92	54.70	1,979,292	0.00	0.10	0.50	22.26	22.75
AB VPS Growth and Income Portfolio Class A	19,151		99.86	1,912,380	0.85		0.50		27.52
AB VPS Intermediate Bond Portfolio Class A	1,519		15.67	23,803	1.48		0.50		-1.94
AB VPS Large Cap Growth Portfolio Class A	504,202	49.44	81.23	41,375,489	0.00	0.10	0.50	28.33	28.84
AB VPS Small Cap Growth Portfolio Class A	10,824		81.03	877,094	0.00		0.50		8.91
Alger Capital Appreciation Portfolio Class I-2	317,031	50.75	91.90	15,262,542	0.00	0.00	1.10	17.82	19.13
Alger Mid Cap Growth Portfolio Class I-2	145,839	67.13	67.60	5,017,400	0.00	0.00	0.75	3.43	4.20
American Century VP Capital Appreciation Fund Class I	7,801		53.21	415,078	0.00		0.10		11.04
American Century VP Disciplined Core Value Fund Class 1	5,493		37.20	204,322	1.12		0.10		23.53
American Century VP Value Fund Class I	584,309	42.83	43.71	17,607,355	1.82	0.00	0.75	23.58	24.51
American Funds IS American High-Income Trust Class 2	111,292	14.53	14.95	1,488,284	4.68	0.20	0.70	7.66	8.20
American Funds IS Asset Allocation Fund Class 2	644,305	21.05	21.97	10,701,146	1.77	0.20	0.70	14.30	14.87
American Funds IS Global Growth Fund Class 2	158,913	29.53	30.83	3,474,984	0.35	0.20	0.70	15.61	16.19
American Funds IS Growth Fund Class 2	322,442	42.68	44.56	9,283,983	0.23	0.20	0.70	21.14	21.75
American Funds IS Growth-Income Fund Class 2	392,333	29.22	30.50	8,229,400	1.17	0.20	0.70	23.23	23.85
American Funds IS International Fund Class 2	166,122	16.04	16.68	2,243,005	2.57	0.20	0.70	-2.18	-1.69
AST SA PGI Asset Allocation Portfolio Class 1	-	38.77	38.99	-	3.10	0.10	0.25	15.12	15.27
BNY Mellon IP MidCap Stock Portfolio Initial Shares	155,754	32.73	42.54	4,929,436	0.64	0.10	0.70	25.00	25.76
BNY Mellon Stock Index Fund, Inc. Initial Shares	104,950	44.17	102.73	7,064,565	1.13	0.10	0.50	27.77	28.28
BNY Mellon VIF International Value Portfolio Initial Shares	-		8.64	-	0.00		0.70		-0.70
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	285,336	32.56	37.97	8,974,709	0.12	0.10	0.75	15.59	16.34
BNY Mellon VIF Quality Bond Portfolio Initial Shares	-	14.90	20.58	-	0.00	0.45	0.75	-0.75	-0.45
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	5,507		146.27	805,447	0.00		0.75		19.60
EQ/Common Stock Index Portfolio Class 1A	16,047		165.72	2,659,345	0.62		0.75		24.00
EQ/International Equity Index Portfolio Class 1A	337		503.16	169,636	2.58		0.75		10.12
EQ/Money Market Portfolio Class 1A	102		178.36	18,185	0.00		0.75		-0.56
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	50		371.90	18,739	1.30		0.75		-2.42
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	837		620.37	519,286	2.49		0.75		7.61
Fidelity VIP Asset Manager Growth Portfolio Initial Class	12,949		581.04	7,523,870	1.40		0.75		13.11
Fidelity VIP Asset Manager Portfolio Initial Class	37,278	28.74	688.15	13,753,542	1.70	0.10	0.75	9.10	9.81
Fidelity VIP Asset Manager Portfolio Service Class 2	210,498	28.95	31.53	4,556,682	1.39	0.00	0.75	8.86	9.68
Fidelity VIP Contrafund Portfolio Initial Class	381,703	66.93	168.81	60,822,109	0.06	0.10	0.75	26.88	27.71
Fidelity VIP Contrafund Portfolio Service Class 2	1,305,230	36.82	67.47	50,581,355	0.03	0.00	1.10	26.12	27.51
Fidelity VIP Equity-Income Portfolio Initial Class	269,140		133.73	35,992,521	1.93		0.75		23.96
Fidelity VIP Equity-Income Portfolio Service Class 2	848,811	24.87	45.89	22,342,913	1.73	0.00	1.10	23.24	24.60
Fidelity VIP Freedom 2020 Portfolio Service Class 2	17,963	22.38	33.24	407,680	0.85	0.00	0.45	8.77	9.26
Fidelity VIP Freedom 2025 Portfolio Service Class 2	35,751	24.18	36.58	874,933	0.91	0.00	0.45	10.05	10.55
Fidelity VIP Freedom 2030 Portfolio Service Class 2	146,780	22.84	39.42	3,703,943	0.89	0.00	1.10	10.84	12.07
Fidelity VIP Government Money Market Portfolio Initial Class	180,001	11.81	167.85	3,915,883	0.01	0.10	0.75	-0.74	-0.09
Fidelity VIP Government Money Market Portfolio Service Class 2	69,064	9.78	10.21	705,825	0.02	0.20	0.70	-0.69	-0.19
Fidelity VIP Growth Portfolio Initial Class	508,683	50.23	223.15	101,755,599	0.00	0.10	0.75	22.29	23.09
Fidelity VIP Growth Portfolio Service Class 2	762,029	59.39	82.49	36,521,246	0.00	0.00	0.75	21.98	22.90
Fidelity VIP High Income Portfolio Initial Class	19,745	28.62	367.26	2,117,153	5.40	0.10	0.75	3.63	4.31
Fidelity VIP Index 500 Portfolio Initial Class	367,292		143.42	52,678,748	1.26		0.75		27.62
Fidelity VIP Investment Grade Bond Portfolio Initial Class	22,024	23.48	393.30	2,988,984	2.00	0.10	0.75	-1.35	-0.71
Fidelity VIP Mid Cap Portfolio Service Class 2	503,167	29.17	53.22	14,207,031	0.37	0.00	1.10	23.94	25.31
Fidelity VIP Overseas Portfolio Initial Class	23,873	41.71	583.24	8,719,060	0.52	0.50	0.75	18.80	19.10
FTVIP Franklin Mutual Shares VIP Fund Class 2	360,868	18.77	31.46	7,030,159	3.03	0.00	1.10	17.86	19.17
FTVIP Franklin Small Cap Value VIP Fund Class 2	337,903	27.88	49.05	9,439,652	1.04	0.00	1.10	24.00	25.37
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	956	41.68	43.13	40,566	0.00	0.25	0.50	9.46	9.74
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	155,868	13.55	15.96	2,049,517	2.62	0.10	0.75	-2.56	-1.92
FTVIP Templeton Foreign VIP Fund Class 2	341,923	12.20	19.78	4,030,519	1.87	0.10	0.75	3.38	4.05
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	116,124	50.51	53.33	6,088,036	0.00	0.10	0.50	21.32	21.80
Invesco V.I. American Franchise Fund Series I	21,731	39.66	40.64	874,894	0.00	0.10	0.50	11.37	11.81
Invesco V.I. Conservative Balanced Fund Series I	81,298	24.19	26.18	1,428,807	0.00	0.00	0.75	9.81	10.63
Invesco V.I. Core Equity Fund Series I	344,276	29.59	31.24	10,493,878	0.00	0.10	0.50	27.10	27.61
Invesco V.I. Global Fund Series I	347,509	30.52	55.52	11,328,958	0.00	0.00	1.10	14.23	15.49
Invesco V.I. Global Real Estate Fund Series I	48,116	14.72	28.92	812,207	0.00	0.00	0.70	24.83	25.71

50

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Invesco V.I. Global Strategic Income Fund Series I	37		11.69	432	0.00		0.50		-3.89
Invesco V.I. Government Securities Fund Series I	791	12.09	12.41	9,562	2.40	0.25	0.50	-2.75	-2.51
Invesco V.I. Growth and Income Fund Series I	459,197	41.16	42.80	12,416,948	1.71	0.00	0.75	27.55	28.51
Invesco V.I. High Yield Fund Series I	61,065	15.81	16.50	973,850	4.61	0.10	0.50	3.86	4.28
Invesco V.I. International Growth Fund Series I	485,451	16.78	31.05	9,220,529	1.29	0.00	1.10	4.73	5.89
Invesco V.I. Main Street Fund Series I	22,515		40.98	922,702	0.72		0.10		27.44
Janus Henderson Enterprise Portfolio Service Shares	243,118	34.00	78.38	9,784,945	0.23	0.00	0.70	15.73	16.54
Janus Henderson Forty Portfolio Service Shares	53,879	42.40	82.44	2,088,956	0.00	0.00	0.70	21.75	22.60
Janus Henderson Global Research Portfolio Service Shares	155,609	20.47	27.89	4,203,154	0.37	0.10	0.70	16.97	17.68
Janus Henderson Overseas Portfolio Service Shares	577,271	11.29	13.11	7,288,523	1.04	0.00	1.10	12.05	13.29
JPMorgan Insurance Trust Core Bond Portfolio Class 1	343,790	11.96	16.73	4,056,521	1.94	0.00	0.70	-2.04	-1.35
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	10,155	52.28	55.00	538,442	0.90	0.10	0.50	29.24	29.75
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	122,057	37.13	54.21	4,393,172	0.54	0.10	0.75	20.48	21.26
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	7,039		69.61	490,008	0.74		0.10		29.21
MFS VIT Growth Series Initial Class	376,527	58.04	76.09	42,533,322	0.00	0.10	0.75	22.61	23.41
MFS VIT Investors Trust Series Initial Class	9,344		451.39	4,217,568	0.62		0.75		25.87
MFS VIT New Discovery Series Initial Class	229,302	47.48	86.62	10,046,264	0.00	0.00	1.10	0.69	1.80
MFS VIT Research Series Initial Class	153,814	62.76	499.05	11,671,973	0.54	0.00	0.75	23.87	24.80
MFS VIT Total Return Series Initial Class	22,596	25.46	394.97	5,400,148	1.80	0.25	0.75	13.26	13.83
MFS VIT Utilities Series Initial Class	12,545		667.76	8,377,416	1.66		0.75		13.24
MFS VIT II Core Equity Portfolio Initial Class	436,617	25.63	58.81	16,387,313	0.43	0.10	0.75	24.38	25.19
Morgan Stanley VIF Growth Portfolio Class I	100,880	90.27	117.03	8,838,032	0.00	0.10	0.75	-0.64	0.00
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	261,753	61.08	66.60	9,798,663	0.00	0.00	0.75	12.15	12.99
Neuberger Berman AMT Short Duration Bond Portfolio Class I	3,383		14.01	47,408	2.64		0.10		0.64
Neuberger Berman AMT Sustainable Equity Portfolio Class I	25,139	15.96	55.98	550,125	0.39	0.00	0.50	22.86	23.48
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	88,218	10.68	22.01	804,925	4.45	0.00	1.10	31.88	33.34
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	48,888	10.82	17.34	555,168	4.96	0.00	0.70	-4.83	-4.16
PIMCO Real Return Portfolio Administrative Class	522,699	19.10	23.54	8,436,564	4.65	0.00	0.75	4.80	5.59
PIMCO Short-Term Portfolio Administrative Class	482,749	11.06	12.88	5,731,436	1.14	0.00	1.10	-1.15	-0.06
PIMCO Total Return Portfolio Administrative Class	904,727	15.64	18.77	14,260,854	1.79	0.00	1.10	-2.35	-1.27
Pioneer Fund VCT Portfolio Class I	76,616	41.64	48.33	3,126,271	0.32	0.10	0.70	27.09	27.85
Pioneer Mid Cap Value VCT Portfolio Class I	42,750	26.91	40.64	1,140,644	0.96	0.00	0.75	28.70	29.67
Pioneer Select Mid Cap Growth VCT Portfolio Class I	87,953	46.88	49.50	4,231,530	0.00	0.10	0.50	7.53	7.96
Putnam VT Diversified Income Fund Class IB	255,644	19.30	21.08	4,787,993	0.66	0.00	0.75	-7.65	-6.95
Putnam VT Growth Opportunities Fund Class IB	13,532	9.69	9.81	131,598	0.00	0.25	0.50	22.04	22.35
Putnam VT International Value Fund Class IB	319,635	11.02	12.62	3,929,342	2.03	0.10	1.10	13.68	14.82
Putnam VT Large Cap Value Fund Class IB	634,776	32.26	34.07	17,103,587	1.24	0.10	0.50	26.67	27.18
Putnam VT Small Cap Value Fund Class IB	7,491	30.15	48.97	236,855	0.79	0.00	0.50	39.20	39.90
Putnam VT Sustainable Leaders Fund Class IB	2,045	54.51	56.07	112,956	0.14	0.25	0.50	22.92	23.22
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,403	21.38	22.32	175,934	1.55	0.20	0.70	26.21	26.84
SAST SA AB Growth Portfolio Class 1	200,658	54.88	55.20	11,005,298	0.00	0.10	0.25	28.48	28.67
SAST SA Columbia Technology Portfolio Class 1	-	18.54	18.65	-	0.00	0.10	0.25	30.67	30.84
SAST SA DFA Ultra Short Bond Portfolio Class 1	119,414	11.67	11.74	1,399,859	0.05	0.10	0.25	-0.77	-0.62
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	7,543	34.37	34.57	259,736	3.31	0.10	0.25	0.35	0.50
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	9,259	70.08	70.49	649,238	1.63	0.10	0.25	38.88	39.08
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	43,122	65.12	65.50	2,812,476	1.89	0.10	0.25	29.54	29.74
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	11,666	57.79	58.13	674,795	2.38	0.10	0.25	23.79	23.97
SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,777	19.86	19.98	187,290	2.53	0.10	0.25	-7.54	-7.41
SAST SA Invesco Growth Opportunities Portfolio Class 1	7,559	25.03	25.17	189,200	0.00	0.10	0.25	7.06	7.22
SAST SA Invesco Main Street Large Cap Portfolio Class 1	12,002	43.77	44.03	525,781	0.67	0.10	0.25	27.46	27.65
SAST SA Janus Focused Growth Portfolio Class 1	20,788		60.43	1,256,215	0.00		0.10		23.19
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	244,722	30.67	36.60	5,778,348	0.73	0.00	0.75	10.98	11.81
SAST SA JPMorgan Emerging Markets Portfolio Class 1	11,204	35.96	36.18	403,334	1.79	0.10	0.25	0.94	1.09
SAST SA JPMorgan Equity-Income Portfolio Class 1	104,534	35.12	35.33	3,574,304	1.90	0.10	0.25	25.50	25.69
SAST SA JPMorgan Global Equities Portfolio Class 1	15,808	26.02	26.18	411,783	1.73	0.10	0.25	23.01	23.20
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,852	27.54	27.70	51,077	2.55	0.10	0.25	-1.17	-1.02
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	400,004	9.48	9.49	10,366,881	0.00	0.00	0.50	-5.17	-5.10
SAST SA MFS Blue Chip Growth Portfolio Class 1	3,158	29.73	29.91	94,352	0.21	0.10	0.25	28.66	28.85
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	16,334	43.22	43.47	706,139	0.67	0.10	0.25	26.59	26.78
SAST SA MFS Total Return Portfolio Class 1	23,875	38.67	38.90	925,247	1.53	0.10	0.25	13.75	13.92
SAST SA Morgan Stanley International Equities Portfolio Class 1	26,268	15.99	16.09	420,672	1.27	0.10	0.25	4.08	4.23
SAST SA PineBridge High-Yield Bond Portfolio Class 1	9,979	32.18	32.37	321,575	5.02	0.10	0.25	5.76	5.91
SAST SA Putnam International Growth and Income Portfolio Class 1	27,911	19.08	19.19	533,403	2.12	0.10	0.25	14.70	14.87
SAST SA Wellington Capital Appreciation Portfolio Class 1	71,221	104.76	105.38	6,672,269	0.00	0.10	0.25	5.36	5.52
SAST SA Wellington Capital Appreciation Portfolio Class 3	34,753	41.77	43.61	973,758	0.00	0.20	0.70	4.64	5.16
SAST SA Wellington Government and Quality Bond Portfolio Class 1	14,430	21.00	21.12	303,396	1.65	0.10	0.25	-2.11	-1.96

51

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Wellington Government and Quality Bond Portfolio Class 3	61,015	11.29	11.78	685,118	0.00	0.20	0.70	-2.79	-2.30
SAST SA WellsCap Aggressive Growth Portfolio Class 1	-	34.86	78.82	-	0.00	0.00	0.50	6.53	7.07
VALIC Company I Core Bond Fund	34,956	12.86	13.42	433,025	0.00	0.20	0.70	-1.45	-0.96
VALIC Company I Dynamic Allocation Fund	568,912	17.22	17.98	8,778,372	1.67	0.20	0.70	9.43	9.97
VALIC Company I Emerging Economies Fund	44,873	13.26	13.84	589,975	1.50	0.20	0.70	0.49	0.99
VALIC Company I Government Money Market I Fund	1,109,965	9.05	10.52	11,117,630	0.01	0.00	1.10	-1.08	0.01
VALIC Company I International Equities Index Fund	324,922	20.56	24.72	4,563,131	1.16	0.00	0.75	10.20	11.03
VALIC Company I International Value Fund	17,908	11.21	12.75	200,974	1.56	0.25	0.70	6.29	6.77
VALIC Company I Mid Cap Index Fund	529,204	33.54	60.75	18,750,814	1.08	0.00	1.10	22.96	24.32
VALIC Company I Mid Cap Value Fund	14,394	22.17	23.14	254,223	0.51	0.20	0.70	26.78	27.41
VALIC Company I Nasdaq-100 Index Fund	187,539	97.27	133.22	14,036,774	0.28	0.00	0.75	25.98	26.93
VALIC Company I Science & Technology Fund	122,614	76.48	121.02	7,698,602	0.04	0.00	0.75	11.18	12.01
VALIC Company I Small Cap Index Fund	349,870	49.96	54.38	10,914,547	0.83	0.00	0.75	13.58	14.44
VALIC Company I Stock Index Fund	770,168	51.02	63.68	30,143,155	1.46	0.00	0.75	27.39	28.35
VALIC Company I U.S. Socially Responsible Fund	7,378	31.06	32.43	186,815	0.93	0.20	0.70	26.21	26.84
VALIC Company II Strategic Bond Fund	-	12.74	13.26	-	5.78	0.20	0.70	-0.53	-0.34
VanEck VIP Emerging Markets Fund Initial Class	4,513		37.62	169,752	0.95		0.50		-12.31
VanEck VIP Global Resources Fund Initial Class	7,030		33.66	236,649	0.45		0.50		18.33
Vanguard VIF High Yield Bond Portfolio	272,250	19.88	30.32	6,051,058	4.04	0.00	1.10	2.54	3.68
Vanguard VIF Real Estate Index Portfolio	576,958	26.64	46.78	17,236,311	1.97	0.00	1.10	38.67	40.21

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	9,346		21.40	199,980	2.19		0.50		8.87
AB VPS Global Thematic Growth Portfolio Class A	50,507	18.67	44.74	1,663,885	0.59	0.10	0.50	38.72	39.27
AB VPS Growth and Income Portfolio Class A	19,623		78.31	1,536,730	1.32		0.50		2.21
AB VPS Intermediate Bond Portfolio Class A	1,602		15.98	25,595	3.16		0.50		5.43
AB VPS Large Cap Growth Portfolio Class A	507,220	38.37	63.29	32,392,495	0.00	0.10	0.50	34.81	35.35
AB VPS Small Cap Growth Portfolio Class A	11,167		74.40	830,859	0.00		0.50		53.22
Alger Capital Appreciation Portfolio Class I-2	297,914	43.07	77.14	12,356,372	0.00	0.00	1.10	40.20	41.75
Alger Mid Cap Growth Portfolio Class I-2	161,088	64.87	64.91	5,510,915	0.00	0.00	0.75	63.40	64.63
American Century VP Capital Appreciation Fund Class I	8,130		47.92	389,574	0.00		0.10		42.31
American Century VP Disciplined Core Value Fund Class 1	5,771		30.11	173,791	1.83		0.10		11.70
American Century VP Value Fund Class I	611,711	34.40	35.37	14,948,597	1.98	0.00	0.75	0.22	0.98
American Funds IS American High-Income Trust Class 2	93,793	13.50	13.81	1,161,636	10.11	0.20	0.70	7.19	7.73
American Funds IS Asset Allocation Fund Class 2	468,644	18.42	19.13	6,942,615	1.83	0.20	0.70	11.67	12.23
American Funds IS Global Growth Fund Class 2	152,109	25.55	26.54	2,864,272	0.38	0.20	0.70	29.56	30.20
American Funds IS Growth Fund Class 2	296,616	35.24	36.60	6,971,840	0.29	0.20	0.70	51.02	51.78
American Funds IS Growth-Income Fund Class 2	374,071	23.71	24.63	6,357,731	1.41	0.20	0.70	12.75	13.32
American Funds IS International Fund Class 2	155,226	16.40	16.97	2,131,305	0.71	0.20	0.70	13.18	13.75
AST SA PGI Asset Allocation Portfolio Class 1	9,009	33.68	33.83	303,802	2.44	0.10	0.25	9.63	9.79
BNY Mellon IP MidCap Stock Portfolio Initial Shares	165,719	26.03	38.84	4,155,515	0.70	0.10	0.75	7.30	8.00
BNY Mellon Stock Index Fund, Inc. Initial Shares	111,020	34.43	80.40	5,807,942	1.42	0.10	0.50	17.42	17.89
BNY Mellon VIF International Value Portfolio Initial Shares	-	8.74	14.13	-	3.81	0.00	0.70	-21.83	-21.64
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	308,719	27.99	29.68	8,316,650	0.55	0.10	0.75	19.00	19.77
BNY Mellon VIF Quality Bond Portfolio Initial Shares	-	15.45	17.55	-	0.51	0.20	0.75	2.09	2.27
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	8,125		122.30	993,674	0.00		0.75		37.78
EQ/Common Stock Index Portfolio Class 1A	21,024		133.65	2,809,931	1.01		0.75		18.88
EQ/International Equity Index Portfolio Class 1A	571		456.93	261,132	1.63		0.75		3.06
EQ/Money Market Portfolio Class 1A	105		179.37	18,831	0.21		0.75		-0.54
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	53		381.11	20,383	1.64		0.75		14.01
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	957		576.51	551,561	2.03		0.75		10.43
Fidelity VIP Asset Manager Growth Portfolio Initial Class	14,061		513.69	7,222,827	1.04		0.75		16.39
Fidelity VIP Asset Manager Portfolio Initial Class	37,082	26.17	630.76	12,040,995	1.42	0.10	0.75	14.01	14.76
Fidelity VIP Asset Manager Portfolio Service Class 2	229,493	26.60	28.75	4,515,366	1.22	0.00	0.75	13.68	14.54
Fidelity VIP Contrafund Portfolio Initial Class	409,646	52.41	133.05	51,476,464	0.24	0.10	0.75	29.59	30.44
Fidelity VIP Contrafund Portfolio Service Class 2	1,327,214	29.20	52.91	40,690,884	0.07	0.00	1.10	28.81	30.23
Fidelity VIP Equity-Income Portfolio Initial Class	289,433		107.88	31,224,792	1.62		0.75		5.90
Fidelity VIP Equity-Income Portfolio Service Class 2	846,780	20.18	36.83	17,930,083	1.47	0.00	1.10	5.28	6.44
Fidelity VIP Freedom 2020 Portfolio Service Class 2	18,324	20.57	30.42	381,192	0.93	0.00	0.45	14.21	14.72
Fidelity VIP Freedom 2025 Portfolio Service Class 2	31,513	21.97	33.09	699,934	0.84	0.00	0.45	15.16	15.68
Fidelity VIP Freedom 2030 Portfolio Service Class 2	146,485	20.61	35.17	3,309,069	0.92	0.00	1.10	15.37	16.64

52

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Government Money Market Portfolio Initial Class	171,042	11.82	169.09	3,799,178	0.30	0.10	0.75	-0.43	0.22
Fidelity VIP Government Money Market Portfolio Service Class 2	134,978	9.85	10.23	1,381,631	0.20	0.20	0.70	-0.46	0.04
Fidelity VIP Growth Portfolio Initial Class	553,386	40.81	182.47	90,854,058	0.07	0.10	0.75	42.82	43.75
Fidelity VIP Growth Portfolio Service Class 2	799,737	48.69	67.12	31,349,047	0.04	0.00	0.75	42.48	43.55
Fidelity VIP High Income Portfolio Initial Class	20,131	27.44	354.39	2,128,481	4.70	0.10	0.75	1.98	2.64
Fidelity VIP Index 500 Portfolio Initial Class	385,566		112.39	43,332,718	1.62		0.75		17.36
Fidelity VIP Investment Grade Bond Portfolio Initial Class	23,607	23.65	398.68	3,365,272	2.28	0.10	0.75	8.58	9.28
Fidelity VIP Mid Cap Portfolio Service Class 2	532,984	23.54	42.47	12,117,996	0.36	0.00	1.10	16.58	17.87
Fidelity VIP Overseas Portfolio Initial Class	25,535	35.02	490.93	8,084,538	0.41	0.50	0.75	14.75	15.04
FTVIP Franklin Mutual Shares VIP Fund Class 2	367,970	15.93	26.40	6,083,490	2.42	0.00	1.10	-6.08	-5.04
FTVIP Franklin Small Cap Value VIP Fund Class 2	354,169	22.49	39.12	7,997,455	1.27	0.00	1.10	4.04	5.19
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,353		38.08	51,520	0.00		0.50		54.32
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	204,914	13.82	16.38	2,762,837	3.95	0.10	0.75	3.06	3.73
FTVIP Templeton Foreign VIP Fund Class 2	340,880	11.72	19.13	3,884,754	2.89	0.10	0.75	-1.90	-1.26
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	123,199	41.63	43.24	5,303,755	0.09	0.20	0.50	39.81	40.22
Invesco V.I. American Franchise Fund Series I	22,052	35.61	36.34	795,624	0.07	0.10	0.50	41.64	42.21
Invesco V.I. Conservative Balanced Fund Series I	89,737	22.03	23.66	1,429,125	2.19	0.00	0.75	14.00	14.86
Invesco V.I. Core Equity Fund Series I	364,666	23.28	24.48	8,641,820	1.24	0.10	0.50	13.28	13.74
Invesco V.I. Global Fund Series I	353,724	26.72	48.07	10,103,855	0.63	0.00	1.10	26.24	27.64
Invesco V.I. Global Real Estate Fund Series I	45,942	11.80	23.00	624,203	4.83	0.00	0.70	-12.93	-12.32
Invesco V.I. Global Strategic Income Fund Series I	39		12.16	479	5.04		0.50		2.89
Invesco V.I. Government Securities Fund Series I	816		12.43	10,139	2.43		0.50		5.74
Invesco V.I. Growth and Income Fund Series I	487,210	32.27	33.31	10,255,446	2.01	0.00	0.75	1.33	2.09
Invesco V.I. High Yield Fund Series I	65,841	15.22	15.67	1,005,249	5.50	0.20	0.50	2.80	3.11
Invesco V.I. International Growth Fund Series I	490,361	16.02	29.32	8,910,059	2.11	0.00	1.10	12.75	14.00
Invesco V.I. Main Street Fund Series I	22,794		32.16	733,001	1.41		0.10		13.83
Janus Henderson Enterprise Portfolio Service Shares	231,136	67.26	68.00	8,518,410	0.00	0.00	0.75	18.29	19.18
Janus Henderson Forty Portfolio Service Shares	53,497	34.82	67.24	1,698,223	0.17	0.00	0.70	38.06	39.03
Janus Henderson Global Research Portfolio Service Shares	168,736	17.50	23.70	3,835,385	0.50	0.10	0.70	18.93	19.64
Janus Henderson Overseas Portfolio Service Shares	642,381	10.08	11.57	7,224,208	1.00	0.00	1.10	14.75	16.02
JPMorgan Insurance Trust Core Bond Portfolio Class 1	271,303	12.21	16.96	3,262,989	1.86	0.00	0.70	7.09	7.84
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	11,850	40.45	42.39	482,175	1.46	0.10	0.50	-0.13	0.27
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	126,120	30.23	45.00	3,748,836	0.79	0.20	0.75	12.84	13.46
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	7,188		53.87	387,243	0.75		0.10		25.14
MFS VIT Growth Series Initial Class	412,757	47.03	59.51	38,044,030	0.00	0.10	0.75	30.87	31.73
MFS VIT Investors Trust Series Initial Class	10,277		358.62	3,685,435	0.59		0.75		13.02
MFS VIT New Discovery Series Initial Class	254,191	47.16	85.08	11,221,056	0.00	0.00	1.10	44.29	45.89
MFS VIT Research Series Initial Class	162,314	43.37	50.29	10,263,625	0.67	0.00	0.75	15.72	16.59
MFS VIT Total Return Series Initial Class	25,370	21.67	348.72	5,106,241	2.13	0.50	0.75	8.99	9.27
MFS VIT Utilities Series Initial Class	13,944		589.69	8,222,528	2.29		0.75		5.11
MFS VIT II Core Equity Portfolio Initial Class	478,673	20.36	47.29	14,510,138	0.67	0.20	0.75	17.82	18.47
Morgan Stanley VIF Growth Portfolio Class I	113,144	90.27	111.19	9,920,974	0.00	0.10	0.75	115.69	117.09
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	270,180	54.47	58.94	9,055,584	0.00	0.00	0.75	38.94	39.98
Neuberger Berman AMT Short Duration Bond Portfolio Class I	3,568		13.92	49,686	2.82		0.10		3.35
Neuberger Berman AMT Sustainable Equity Portfolio Class I	25,920	12.99	45.33	457,181	0.59	0.00	0.50	18.97	19.56
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	88,010	8.10	16.51	583,878	5.51	0.00	1.10	0.24	1.35
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	42,381	11.37	18.10	506,300	2.43	0.00	0.70	9.35	10.12
PIMCO Real Return Portfolio Administrative Class	569,630	18.09	22.46	8,849,841	1.48	0.00	0.75	10.88	11.71
PIMCO Short-Term Portfolio Administrative Class	452,081	11.19	12.89	5,434,342	1.23	0.00	1.10	1.12	2.24
PIMCO Total Return Portfolio Administrative Class	892,854	16.02	19.01	14,647,654	2.16	0.00	1.10	7.46	8.65
Pioneer Fund VCT Portfolio Class I	55,909	32.57	38.03	1,773,793	0.74	0.10	0.70	23.41	24.16
Pioneer Mid Cap Value VCT Portfolio Class I	44,058	20.91	31.34	907,496	1.06	0.00	0.75	1.37	2.14
Pioneer Select Mid Cap Growth VCT Portfolio Class I	97,252	43.60	45.85	4,315,429	0.00	0.10	0.50	38.48	39.03
Putnam VT Diversified Income Fund Class IB	273,752	20.74	22.82	5,552,581	7.28	0.00	0.75	-1.64	-0.90
Putnam VT Growth Opportunities Fund Class IB	41,380		7.94	328,451	0.04		0.50		38.02
Putnam VT International Value Fund Class IB	323,916	9.69	10.99	3,470,346	2.15	0.10	1.10	2.80	3.84
Putnam VT Large Cap Value Fund Class IB	676,476	25.47	26.79	14,265,927	1.53	0.10	0.50	5.28	5.70
Putnam VT Small Cap Value Fund Class IB	8,070	21.66	35.01	180,270	0.90	0.00	0.50	3.44	3.96
Putnam VT Sustainable Leaders Fund Class IB	2,077	44.35	45.50	92,797	0.32	0.25	0.50	28.10	28.42
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,789	16.94	17.60	143,819	0.00	0.20	0.70	4.71	5.23
SAST SA AB Growth Portfolio Class 1	213,911	42.72	42.90	9,128,125	0.00	0.10	0.25	35.28	35.48
SAST SA Columbia Technology Portfolio Class 1	26,243	14.19	14.25	373,083	0.24	0.10	0.25	45.37	45.59
SAST SA DFA Ultra Short Bond Portfolio Class 1	122,238	11.76	11.81	1,442,320	2.35	0.10	0.25	-0.04	0.11
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	6,883	34.25	34.40	235,918	2.97	0.10	0.25	8.75	8.91

53

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	7,555	50.46	50.68	381,462	1.83	0.10	0.25	-1.35	-1.20
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	46,357	50.27	50.49	2,332,881	1.83	0.10	0.25	-1.52	-1.37
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	11,805	46.68	46.89	551,489	2.19	0.10	0.25	7.24	7.40
SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,479	21.48	21.58	196,046	0.45	0.10	0.25	11.56	11.73
SAST SA Invesco Growth Opportunities Portfolio Class 1	7,682	23.38	23.48	179,604	0.00	0.10	0.25	55.44	55.67
SAST SA Invesco Main Street Large Cap Portfolio Class 1	12,339	34.34	34.49	424,042	0.78	0.10	0.25	13.10	13.27
SAST SA Janus Focused Growth Portfolio Class 1	24,927		49.05	1,222,773	0.07		0.10		38.86
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	225,228	27.64	32.74	4,818,696	2.07	0.00	0.75	13.48	14.34
SAST SA JPMorgan Emerging Markets Portfolio Class 1	11,756	35.63	35.79	419,144	1.46	0.10	0.25	16.11	16.29
SAST SA JPMorgan Equity-Income Portfolio Class 1	109,251	27.99	28.11	2,974,267	1.92	0.10	0.25	2.96	3.11
SAST SA JPMorgan Global Equities Portfolio Class 1	16,830	21.15	21.25	356,296	1.22	0.10	0.25	9.49	9.66
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,880	27.86	27.98	52,427	3.42	0.10	0.25	8.10	8.27
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	120,821	51.66	51.89	4,937,756	0.16	0.10	0.25	48.17	48.39
SAST SA MFS Blue Chip Growth Portfolio Class 1	3,389	23.11	23.21	78,598	0.58	0.10	0.25	30.36	30.55
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	18,233	34.14	34.29	622,869	0.64	0.10	0.25	14.05	14.22
SAST SA MFS Total Return Portfolio Class 1	24,273	34.00	34.15	826,502	1.89	0.10	0.25	9.33	9.49
SAST SA Morgan Stanley International Equities Portfolio Class 1	25,729	15.37	15.43	395,720	1.49	0.10	0.25	11.22	11.39
SAST SA PineBridge High-Yield Bond Portfolio Class 1	10,235	30.43	30.56	311,767	5.81	0.10	0.25	7.80	7.96
SAST SA Putnam International Growth and Income Portfolio Class 1	28,163	16.64	16.71	469,063	2.07	0.10	0.25	3.49	3.64
SAST SA Wellington Capital Appreciation Portfolio Class 1	70,945	99.42	99.86	6,272,205	0.00	0.10	0.25	64.12	64.37
SAST SA Wellington Capital Appreciation Portfolio Class 3	33,593	39.92	41.47	927,206	0.00	0.20	0.70	62.97	63.79
SAST SA Wellington Government and Quality Bond Portfolio Class 1	11,468	21.45	21.54	245,993	2.08	0.10	0.25	6.84	7.00
SAST SA Wellington Government and Quality Bond Portfolio Class 3	47,327	11.61	12.06	544,623	2.48	0.20	0.70	6.13	6.66
SAST SA WellsCap Aggressive Growth Portfolio Class 1	143,767	48.31	73.61	5,696,050	0.00	0.00	0.75	61.74	62.95
VALIC Company I Dynamic Allocation Fund	512,661	15.74	16.35	7,202,276	1.89	0.20	0.70	10.31	10.86
VALIC Company I Emerging Economies Fund	34,192	13.19	13.70	445,724	1.60	0.20	0.70	14.67	15.24
VALIC Company I Government Money Market I Fund	1,263,613	9.15	10.51	12,677,171	0.17	0.00	1.10	-0.88	0.22
VALIC Company I International Equities Index Fund	279,915	18.65	22.26	3,541,441	2.43	0.00	0.75	6.58	7.38
VALIC Company I International Value Fund	16,176	10.50	12.00	170,050	1.77	0.25	0.70	4.21	4.68
VALIC Company I Mid Cap Index Fund	551,970	27.28	48.86	16,131,614	1.27	0.00	1.10	12.06	13.30
VALIC Company I Mid Cap Value Fund	10,102	17.48	18.16	146,944	0.77	0.20	0.70	2.92	3.43
VALIC Company I Nasdaq-100 Index Fund	185,559	69.02	77.21	11,316,911	0.67	0.00	0.75	46.84	47.94
VALIC Company I Science & Technology Fund	131,394	68.79	108.04	7,683,701	0.00	0.00	0.75	55.65	56.82
VALIC Company I Small Cap Index Fund	312,262	43.65	47.87	8,605,861	1.39	0.00	0.75	18.59	19.48
VALIC Company I Stock Index Fund	815,306	40.05	49.62	25,095,341	1.75	0.00	0.75	17.11	17.99
VALIC Company I U.S. Socially Responsible Fund	6,927	24.61	25.57	138,183	1.15	0.20	0.70	15.04	15.62
VALIC Company II Strategic Bond Fund	29,802	12.81	13.31	366,987	4.15	0.20	0.70	7.63	8.17
VanEck VIP Emerging Markets Fund Initial Class	4,674		42.90	200,519	1.83		0.50		16.67
VanEck VIP Global Resources Fund Initial Class	7,350		28.45	209,091	0.88		0.50		18.52
Vanguard VIF High Yield Bond Portfolio	257,078	19.39	29.25	5,596,270	5.41	0.00	1.10	4.52	5.67
Vanguard VIF Real Estate Index Portfolio	586,643	19.21	33.36	12,544,401	2.41	0.00	1.10	-5.89	-4.85

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	9,135		19.65	179,548	0.00		0.50		17.94
AB VPS Global Thematic Growth Portfolio Class A	54,375	13.41	32.25	1,308,315	0.00	0.10	0.50	29.51	30.03
AB VPS Growth and Income Portfolio Class A	23,150		76.62	1,773,682	0.00		0.50		23.30
AB VPS Intermediate Bond Portfolio Class A	1,732		15.15	26,241	0.00		0.50		7.66
AB VPS Large Cap Growth Portfolio Class A	513,128	28.35	46.95	24,275,974	0.00	0.10	0.50	34.02	34.56
AB VPS Small Cap Growth Portfolio Class A	11,654		48.56	565,922	0.00		0.50		35.72
Alger Capital Appreciation Portfolio Class I-2	291,367	30.72	54.42	9,351,752	0.00	0.00	1.10	32.12	33.58
Alger Mid Cap Growth Portfolio Class I-2	164,124	39.41	39.72	3,437,812	0.00	0.00	0.75	29.28	30.26
American Century VP Capital Appreciation Fund Class I	8,289		33.67	279,113	0.00		0.10		35.43
American Century VP Disciplined Core Value Fund Class 1	5,973		26.96	161,024	0.44		0.10		23.83
American Century VP Value Fund Class I	652,422	34.06	35.29	16,105,554	2.13	0.00	0.75	26.08	27.03
American Funds IS American High-Income Trust Class 2	49,880	12.59	12.82	584,058	7.19	0.20	0.70	11.77	12.33
American Funds IS Asset Allocation Fund Class 2	259,425	16.49	17.04	3,594,184	2.13	0.20	0.70	20.39	20.99
American Funds IS Global Growth Fund Class 2	78,701	19.72	20.38	1,222,981	1.24	0.20	0.70	34.33	35.01
American Funds IS Growth Fund Class 2	226,545	23.33	24.12	3,701,516	0.87	0.20	0.70	29.86	30.51
American Funds IS Growth-Income Fund Class 2	254,489	21.03	21.73	3,966,295	1.88	0.20	0.70	25.26	25.88
American Funds IS International Fund Class 2	77,071	14.49	14.92	946,867	1.71	0.20	0.70	22.03	22.64

54

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AST SA PGI Asset Allocation Portfolio Class 1	9,173	30.72	30.81	282,038	0.00	0.10	0.25	20.20	20.38
BNY Mellon IP MidCap Stock Portfolio Initial Shares	183,177	23.82	36.20	4,266,195	0.67	0.20	0.75	19.28	19.94
BNY Mellon Stock Index Fund, Inc. Initial Shares	112,604	29.20	68.47	5,123,079	0.41	0.10	0.50	30.00	30.52
BNY Mellon VIF International Value Portfolio Initial Shares	8,831	11.18	18.03	119,046	1.97	0.00	0.70	21.53	22.39
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	327,113	23.10	24.95	7,354,635	0.00	0.20	0.75	20.87	21.53
BNY Mellon VIF Quality Bond Portfolio Initial Shares	256,910	15.11	17.20	3,796,986	1.80	0.20	0.75	7.14	7.73
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	8,662		88.76	768,854	0.71		0.75		32.35
EQ/Common Stock Index Portfolio Class 1A	22,984		112.43	2,584,070	1.34		0.75		29.26
EQ/International Equity Index Portfolio Class 1A	651		443.38	288,461	2.65		0.75		21.23
EQ/Money Market Portfolio Class 1A	111		180.35	20,108	0.08		0.75		0.76
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	88		334.29	29,347	2.08		0.75		6.11
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	1,067		522.06	556,912	1.56		0.75		14.67
Fidelity VIP Asset Manager Growth Portfolio Initial Class	14,985		441.36	6,613,810	1.48		0.75		21.91
Fidelity VIP Asset Manager Portfolio Initial Class	41,230	22.81	553.24	11,362,509	1.71	0.10	0.75	17.37	18.13
Fidelity VIP Asset Manager Portfolio Service Class 2	247,336	23.40	25.10	4,263,300	1.62	0.00	0.75	17.13	18.01
Fidelity VIP Contrafund Portfolio Initial Class	440,562	40.18	102.67	42,751,380	0.34	0.10	0.75	30.60	31.45
Fidelity VIP Contrafund Portfolio Service Class 2	1,384,642	22.67	40.63	33,661,127	0.22	0.00	1.10	29.84	31.27
Fidelity VIP Equity-Income Portfolio Initial Class	313,223		101.87	31,909,561	1.52		0.75		26.49
Fidelity VIP Equity-Income Portfolio Service Class 2	882,628	19.17	34.60	18,088,082	1.86	0.00	1.10	25.72	27.11
Fidelity VIP Freedom 2020 Portfolio Service Class 2	21,469	18.01	26.52	390,288	1.79	0.00	0.45	19.34	19.88
Fidelity VIP Freedom 2025 Portfolio Service Class 2	41,219	18.88	28.60	791,771	1.99	0.00	0.70	20.66	21.51
Fidelity VIP Freedom 2030 Portfolio Service Class 2	155,511	17.86	30.16	3,031,071	1.85	0.00	1.10	22.75	24.11
Fidelity VIP Government Money Market Portfolio Initial Class	134,695	11.79	169.82	3,236,128	0.13	0.10	0.75	1.24	1.90
Fidelity VIP Government Money Market Portfolio Service Class 2	181,390	9.90	10.23	1,863,271	0.69	0.20	0.70	1.04	1.55
Fidelity VIP Growth Portfolio Initial Class	598,554	28.39	127.77	69,113,633	0.16	0.10	0.75	33.31	34.18
Fidelity VIP Growth Portfolio Service Class 2	786,010	34.17	46.76	22,218,119	0.06	0.00	0.75	32.98	33.98
Fidelity VIP High Income Portfolio Initial Class	21,285	26.74	347.52	2,291,072	4.21	0.10	0.75	14.25	14.99
Fidelity VIP Index 500 Portfolio Initial Class	414,896		95.77	39,733,040	1.38		0.75		30.37
Fidelity VIP Investment Grade Bond Portfolio Initial Class	25,150	21.64	367.19	3,004,195	2.27	0.10	0.75	8.85	9.56
Fidelity VIP Mid Cap Portfolio Service Class 2	444,262	20.19	36.03	9,728,732	0.70	0.00	1.10	21.82	23.17
Fidelity VIP Overseas Portfolio Initial Class	26,858	30.45	427.82	7,528,776	1.61	0.50	0.75	26.81	27.13
FTVIP Franklin Mutual Shares VIP Fund Class 2	387,388	16.96	27.80	6,990,565	1.89	0.00	1.10	21.23	22.57
FTVIP Franklin Small Cap Value VIP Fund Class 2	340,926	21.61	37.19	7,866,199	1.05	0.00	1.10	24.97	26.35
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,498		24.68	36,954	0.00		0.50		30.78
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	117,941	13.17	15.89	1,573,882	2.73	0.20	0.75	4.44	5.02
FTVIP Templeton Foreign VIP Fund Class 2	380,450	11.73	19.50	4,409,037	1.72	0.20	0.75	11.69	12.30
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	130,777	29.78	30.83	4,016,873	0.30	0.20	0.50	34.85	35.26
Invesco V.I. American Franchise Fund Series I	24,603	25.14	25.56	625,477	0.00	0.10	0.50	36.07	36.62
Invesco V.I. Conservative Balanced Fund Series I	92,036	19.32	20.60	1,283,827	2.33	0.00	0.75	16.64	17.51
Invesco V.I. Core Equity Fund Series I	393,150	20.55	21.28	8,163,616	0.96	0.20	0.50	28.32	28.71
Invesco V.I. Global Fund Series I	364,965	21.16	37.66	8,481,067	0.87	0.00	1.10	30.35	31.79
Invesco V.I. Global Real Estate Fund Series I	35,927	13.55	26.24	593,951	4.77	0.00	0.70	22.14	23.00
Invesco V.I. Global Strategic Income Fund Series I	50		11.82	593	5.46		0.50		10.25
Invesco V.I. Government Securities Fund Series I	879		11.75	10,327	2.33		0.50		5.54
Invesco V.I. Growth and Income Fund Series I	468,695	31.84	32.62	10,106,364	1.86	0.00	0.75	24.26	25.19
Invesco V.I. High Yield Fund Series I	69,930	14.81	15.20	1,038,324	4.23	0.20	0.50	12.94	13.28
Invesco V.I. International Growth Fund Series I	520,538	14.21	25.72	8,415,497	1.54	0.00	1.10	27.17	28.57
Invesco V.I. Main Street Fund Series I	23,214		28.25	655,807	0.00		0.10		31.95
Janus Henderson Enterprise Portfolio Service Shares	260,287	56.43	57.48	8,265,729	0.05	0.00	0.75	34.15	35.16
Janus Henderson Forty Portfolio Service Shares	30,158	25.22	48.36	881,536	0.02	0.00	0.70	35.90	36.85
Janus Henderson Global Research Portfolio Service Shares	172,281	19.58	22.34	3,288,452	0.86	0.20	0.75	27.75	28.46
Janus Henderson Overseas Portfolio Service Shares	738,332	8.78	9.98	7,210,325	1.83	0.00	1.10	25.32	26.71
JPMorgan Insurance Trust Core Bond Portfolio Class 1	166,374	11.40	15.73	1,919,775	2.42	0.00	0.70	7.42	8.18
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	18,033	39.44	41.82	735,488	1.59	0.20	0.75	25.81	26.51
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	134,603	26.65	39.88	3,528,388	0.41	0.20	0.75	23.65	24.33
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	8,096		43.05	348,551	0.00		0.10		31.62
MFS VIT Growth Series Initial Class	448,318	35.29	45.47	31,104,500	0.00	0.20	0.75	37.12	37.87
MFS VIT Investors Trust Series Initial Class	10,855		317.32	3,444,515	0.00		0.75		30.60
MFS VIT New Discovery Series Initial Class	218,357	32.68	58.32	6,929,746	0.00	0.00	1.10	40.15	41.70
MFS VIT Research Series Initial Class	163,953	37.48	43.13	9,550,685	0.44	0.00	0.75	31.95	32.95
MFS VIT Total Return Series Initial Class	27,592	19.83	319.95	5,026,339	0.21	0.50	0.75	19.48	19.78
MFS VIT Utilities Series Initial Class	15,123		561.02	8,484,108	0.00		0.75		24.13
MFS VIT II Core Equity Portfolio Initial Class	502,755	16.74	17.18	12,971,471	0.45	0.20	0.75	32.20	32.93

55

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Morgan Stanley VIF Growth Portfolio Class I	117,398	41.10	51.55	4,708,577	0.00	0.20	0.75	30.82	31.54
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	275,120	39.20	42.11	6,866,553	0.00	0.00	0.75	31.76	32.75
Neuberger Berman AMT Short Duration Bond Portfolio Class I	4,621		13.47	62,253	0.00		0.10		3.58
Neuberger Berman AMT Sustainable Equity Portfolio Class I	28,121	23.53	37.92	405,849	0.27	0.00	0.70	25.01	25.88
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	103,793	8.08	16.29	638,851	4.56	0.00	1.10	10.21	11.43
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	34,086	10.40	16.43	379,069	2.39	0.00	0.70	5.38	6.12
PIMCO Real Return Portfolio Administrative Class	539,109	16.19	20.26	7,579,608	1.66	0.00	0.75	7.63	8.44
PIMCO Short-Term Portfolio Administrative Class	368,021	11.07	12.60	4,371,680	2.51	0.00	1.10	1.67	2.80
PIMCO Total Return Portfolio Administrative Class	829,145	14.90	17.49	12,898,225	3.01	0.00	1.10	7.17	8.36
Pioneer Fund VCT Portfolio Class I	67,449	25.93	30.81	1,719,428	1.05	0.20	0.70	30.42	31.07
Pioneer Mid Cap Value VCT Portfolio Class I	47,037	20.62	30.69	950,313	1.37	0.00	0.75	27.48	28.44
Pioneer Select Mid Cap Growth VCT Portfolio Class I	97,512	31.48	32.60	3,103,723	0.00	0.20	0.50	32.42	32.82
Putnam VT Diversified Income Fund Class IB	296,872	19.25	20.93	6,083,964	3.29	0.00	0.75	10.40	11.23
Putnam VT Growth Opportunities Fund Class IB	41,313		5.75	237,590	0.13		0.50		36.06
Putnam VT International Value Fund Class IB	340,563	9.43	10.47	3,538,249	2.66	0.20	1.10	18.91	19.98
Putnam VT Large Cap Value Fund Class IB	705,479	25.05	27.79	14,038,302	2.03	0.20	0.75	29.43	30.14
Putnam VT Small Cap Value Fund Class IB	9,006	20.67	33.67	193,870	0.67	0.00	0.70	23.37	24.24
Putnam VT Sustainable Leaders Fund Class IB	1,548		34.62	53,579	0.46		0.50		35.68
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	4,576	16.18	16.72	62,563	1.16	0.20	0.70	24.20	24.82
SAST SA AB Growth Portfolio Class 1	236,793	31.58	31.67	7,466,841	0.00	0.10	0.25	34.54	34.74
SAST SA Columbia Technology Portfolio Class 1	30,562	9.76	9.79	298,977	0.00	0.10	0.25	55.26	55.49
SAST SA DFA Ultra Short Bond Portfolio Class 1	45,992	11.76	11.80	541,676	0.00	0.10	0.25	2.02	2.17
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	12,126	31.49	31.58	382,383	0.00	0.10	0.25	14.59	14.76
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	7,659	51.15	51.30	391,975	0.00	0.10	0.25	25.90	26.09
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	50,973	51.04	51.19	2,603,629	0.00	0.10	0.25	25.37	25.56
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	12,070	43.53	43.66	525,615	0.00	0.10	0.25	24.47	24.66
SAST SA Goldman Sachs Global Bond Portfolio Class 1	17,482	19.26	19.31	329,522	0.00	0.10	0.25	6.60	6.76
SAST SA Invesco Growth Opportunities Portfolio Class 1	9,634	15.04	15.08	144,960	0.00	0.10	0.25	28.65	28.84
SAST SA Invesco Main Street Large Cap Portfolio Class 1	21,346	30.36	30.45	648,366	0.00	0.10	0.25	31.59	31.79
SAST SA Janus Focused Growth Portfolio Class 1	26,003		35.33	918,607	0.00		0.10		36.08
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	223,521	24.35	28.63	4,355,160	1.80	0.00	0.75	18.08	18.97
SAST SA JPMorgan Emerging Markets Portfolio Class 1	16,999	30.68	30.77	522,209	0.00	0.10	0.25	20.83	21.02
SAST SA JPMorgan Equity-Income Portfolio Class 1	113,829	27.18	27.26	3,013,363	0.00	0.10	0.25	26.84	27.03
SAST SA JPMorgan Global Equities Portfolio Class 1	22,032	19.32	19.38	425,973	0.00	0.10	0.25	19.59	19.77
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	2,636	25.77	25.85	67,971	0.00	0.10	0.25	9.19	9.36
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	135,809	34.87	34.97	3,754,790	0.00	0.10	0.25	39.23	39.44
SAST SA MFS Blue Chip Growth Portfolio Class 1	3,602	17.73	17.78	64,014	0.00	0.10	0.25	31.89	32.09
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	19,580	29.93	30.02	586,315	0.00	0.10	0.25	31.47	31.66
SAST SA MFS Total Return Portfolio Class 1	25,472	31.10	31.19	792,968	0.00	0.10	0.25	20.06	20.24
SAST SA Morgan Stanley International Equities Portfolio Class 1	36,084	13.82	13.86	499,102	0.00	0.10	0.25	20.33	20.51
SAST SA PineBridge High-Yield Bond Portfolio Class 1	11,230	28.23	28.31	317,204	0.00	0.10	0.25	14.59	14.76
SAST SA Putnam International Growth and Income Portfolio Class 1	30,996	16.07	16.12	498,755	0.00	0.10	0.25	20.02	20.20
SAST SA Wellington Capital Appreciation Portfolio Class 1	81,637	60.58	60.76	4,396,176	0.00	0.10	0.25	30.84	31.04
SAST SA Wellington Capital Appreciation Portfolio Class 3	23,904	24.49	25.32	411,439	0.00	0.20	0.70	29.93	30.58
SAST SA Wellington Government and Quality Bond Portfolio Class 1	11,443	20.08	20.13	229,734	0.00	0.10	0.25	7.06	7.22
SAST SA Wellington Government and Quality Bond Portfolio Class 3	12,242	10.94	11.31	134,230	2.38	0.20	0.70	6.31	6.84
SAST SA WellsCap Aggressive Growth Portfolio Class 1	171,018	29.87	45.18	4,160,415	0.00	0.00	0.75	38.21	39.25
VALIC Company I Dynamic Allocation Fund	457,632	14.27	14.75	5,825,237	1.11	0.20	0.70	19.48	20.07
VALIC Company I Emerging Economies Fund	14,839	11.50	11.89	168,796	1.39	0.20	0.70	19.46	20.06
VALIC Company I Government Money Market I Fund	766,161	9.24	10.49	7,707,898	1.66	0.00	1.10	0.56	1.68
VALIC Company I International Equities Index Fund	264,885	17.50	20.73	3,145,594	3.37	0.00	0.75	20.39	21.29
VALIC Company I International Value Fund	8,511	10.03	11.51	85,546	2.60	0.25	0.70	15.61	16.13
VALIC Company I Mid Cap Index Fund	586,733	24.34	43.13	15,258,763	1.42	0.00	1.10	24.34	25.71
VALIC Company I Mid Cap Value Fund	6,482	16.99	17.56	93,860	0.54	0.20	0.70	29.24	29.88
VALIC Company I Nasdaq-100 Index Fund	185,531	46.65	52.58	8,086,410	0.41	0.00	0.75	37.63	38.66
VALIC Company I Science & Technology Fund	136,105	44.20	68.89	5,447,113	0.00	0.00	0.75	38.43	39.47
VALIC Company I Small Cap Index Fund	314,899	36.54	40.37	7,697,084	1.13	0.00	0.75	24.21	25.14
VALIC Company I Stock Index Fund	880,829	34.20	42.05	23,486,571	1.55	0.00	0.75	30.11	31.09
VALIC Company I U.S. Socially Responsible Fund	4,948	21.39	22.11	90,187	1.25	0.20	0.70	30.77	31.43
VALIC Company II Strategic Bond Fund	23,600	11.90	12.30	270,375	3.07	0.20	0.70	10.58	11.14
VanEck VIP Emerging Markets Fund Initial Class	4,711		36.77	173,208	0.00		0.50		29.94
VanEck VIP Global Resources Fund Initial Class	5,102		24.00	122,467	0.00		0.50		11.31

56

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Vanguard VIF High Yield Bond Portfolio	276,717	18.55	27.68	5,720,005	5.61	0.00	1.10	14.41	15.67
Vanguard VIF Real Estate Index Portfolio	630,273	20.41	35.06	14,240,366	2.80	0.00	1.10	27.40	28.81

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Alger Capital Appreciation Portfolio Class I-2	302,218	23.25	26.13	7,356,556	0.09	0.00	1.10	-1.20	-0.10
Alger Mid Cap Growth Portfolio Class I-2	168,792	30.25	30.73	2,737,895	0.00	0.00	0.75	-8.14	-7.44
American Century VP Value Fund Class I	691,816	20.37	27.99	13,539,464	1.73	0.00	0.75	-9.83	-9.15
American Funds IS American High-Income Trust Class 2	34,077	11.27	11.42	361,464	6.85	0.20	0.70	-3.03	-1.87
American Funds IS Asset Allocation Fund Class 2	197,083	13.70	14.09	2,326,604	2.08	0.20	0.70	-5.27	-4.15
American Funds IS Global Growth Fund Class 2	61,468	14.68	15.10	727,645	0.81	0.20	0.70	-9.68	-8.60
American Funds IS Growth Fund Class 2	138,504	17.97	18.48	1,770,815	0.56	0.20	0.70	-0.95	0.23
American Funds IS Growth-Income Fund Class 2	158,287	16.79	17.27	2,061,677	1.61	0.20	0.70	-2.48	-1.31
American Funds IS International Fund Class 2	51,672	11.87	12.16	525,792	1.95	0.20	0.70	-13.74	-12.71
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	202,332	19.86	30.35	3,970,163	0.62	0.20	0.75	-16.12	-15.66
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	10,940	9.20	14.73	117,604	1.81	0.00	0.70	-17.40	-16.81
EQ/Common Stock Index Portfolio Class 1A	345,984	19.01	20.64	6,407,578	0.00	0.20	0.75	-19.69	-19.24
EQ/International Equity Index Portfolio Class 1A	298,292	14.02	16.05	4,096,694	2.78	0.20	0.75	-3.28	-2.74
Fidelity VIP Asset Manager Portfolio Service Class 2	258,595	15.10	19.97	3,780,901	1.47	0.00	0.75	-6.32	-5.61
Fidelity VIP Contrafund Portfolio Service Class 2	1,512,166	17.46	30.95	28,392,983	0.46	0.00	1.10	-7.67	-6.64
Fidelity VIP Equity-Income Portfolio Service Class 2	917,967	15.25	27.22	15,004,507	2.12	0.00	1.10	-9.54	-8.54
Fidelity VIP Freedom 2020 Portfolio Service Class 2	23,538	14.96	15.83	360,714	1.35	0.00	0.70	-6.74	-6.08
Fidelity VIP Freedom 2025 Portfolio Service Class 2	35,298	15.65	16.55	559,815	1.26	0.00	0.70	-7.43	-6.78
Fidelity VIP Freedom 2030 Portfolio Service Class 2	149,544	14.55	16.35	2,359,621	1.16	0.00	1.10	-9.07	-8.05
Fidelity VIP Government Money Market Portfolio Service Class 2	101,173	9.79	10.07	1,023,453	0.95	0.20	0.70	0.69	1.88
Fidelity VIP Growth Portfolio Service Class 2	835,835	25.70	34.90	17,707,184	0.04	0.00	0.75	-1.18	-0.43
Fidelity VIP Mid Cap Portfolio Service Class 2	442,087	16.57	29.25	8,071,996	0.42	0.00	1.10	-15.71	-14.77
FTVIP Franklin Mutual Shares VIP Fund Class 2	400,637	13.99	22.68	5,989,211	2.45	0.00	1.10	-10.07	-9.07
FTVIP Franklin Small Cap Value VIP Fund Class 2	337,421	17.30	29.44	6,322,587	0.94	0.00	1.10	-13.84	-12.88
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,177		18.87	22,210	0.00		0.50		-5.85
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	125,835	12.54	15.22	1,599,147	2.81	0.20	0.75	-0.42	0.14
FTVIP Templeton Foreign VIP Fund Class 2	396,938	10.45	17.46	4,126,561	2.80	0.20	0.75	-16.08	-15.61
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	140,076	22.08	22.80	3,181,316	0.48	0.20	0.50	-1.53	-1.24
Invesco V.I. American Franchise Fund Series I	613		21.20	13,001	0.00		0.50		-4.11
Invesco V.I. Conservative Balanced Fund Series I	100,900	12.07	16.57	1,199,241	2.03	0.00	0.75	-6.03	-5.32
Invesco V.I. Core Equity Fund Series I	432,994	16.53	17.86	6,977,216	0.92	0.20	0.75	-10.08	-9.58
Invesco V.I. Global Fund Series I	359,158	16.24	28.58	6,402,814	1.03	0.00	1.10	-14.14	-13.18
Invesco V.I. Global Real Estate Fund Series I	32,084	11.09	21.33	438,602	4.11	0.00	0.70	-6.81	-6.15
Invesco V.I. Global Strategic Income Fund Series I	327		10.72	3,510	4.96		0.50		-4.88
Invesco V.I. Government Securities Fund Series I	1,082		11.14	12,050	1.57		0.50		0.05
Invesco V.I. Growth and Income Fund Series I	515,887	25.63	26.06	9,134,590	2.17	0.00	0.75	-14.03	-13.38
Invesco V.I. High Yield Fund Series I	136,042	12.86	13.42	1,769,886	5.28	0.20	0.75	-4.08	-3.55
Invesco V.I. International Growth Fund Series I	525,489	11.17	20.01	6,414,590	2.09	0.00	1.10	-15.91	-14.98
Janus Henderson Enterprise Portfolio Service Shares	260,835	25.39	42.85	6,331,865	0.12	0.00	0.75	-1.41	-0.66
Janus Henderson Forty Portfolio Service Shares	33,321	18.56	35.34	713,863	0.00	0.00	0.70	1.01	1.72
Janus Henderson Global Research Portfolio Service Shares	189,351	15.24	17.49	2,818,406	1.04	0.20	0.75	-7.78	-7.27
Janus Henderson Overseas Portfolio Service Shares	772,355	7.01	7.87	5,966,055	1.76	0.00	1.10	-16.07	-15.14
JPMorgan Insurance Trust Core Bond Portfolio Class 1	118,476	10.61	14.54	1,265,297	2.03	0.00	0.70	-0.65	0.05
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	20,572	31.34	33.06	663,877	1.02	0.20	0.75	-12.50	-12.01
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	146,979	21.43	32.25	3,101,349	0.42	0.20	0.75	-12.59	-12.11
MFS VIT Growth Series Initial Class	468,526	25.60	33.16	11,673,310	0.10	0.20	0.75	1.90	2.46
MFS VIT New Discovery Series Initial Class	228,082	23.32	26.20	5,251,759	0.00	0.00	1.10	-2.56	-1.48
MFS VIT Research Series Initial Class	144,927	22.04	28.40	2,911,066	0.75	0.00	0.75	-5.09	-4.37
MFS VIT Total Return Series Initial Class	13,021		16.56	215,588	1.90		0.50		-6.09
MFS VIT II Core Equity Portfolio Initial Class	333,436	12.66	12.93	4,274,993	0.72	0.20	0.75	-4.55	-4.02
Morgan Stanley VIF Growth Portfolio Class I	128,529	31.25	39.41	3,911,601	0.00	0.20	0.75	6.73	7.32
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	285,059	18.43	31.72	5,479,092	0.00	0.00	1.10	-7.43	-6.40

57

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Neuberger Berman AMT Sustainable Equity Portfolio Class I	6,686	18.82	29.51	129,447	0.52	0.20	0.70	-6.39	-5.91
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	110,044	7.33	14.62	587,286	2.21	0.00	1.10	-15.08	-14.13
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	28,206	9.87	13.67	305,520	7.73	0.00	0.70	-4.87	-4.20
PIMCO Real Return Portfolio Administrative Class	577,465	14.93	18.82	7,524,253	2.44	0.00	0.75	-2.95	-2.21
PIMCO Short-Term Portfolio Administrative Class	313,414	10.88	12.26	3,671,595	2.16	0.00	1.10	0.41	1.53
PIMCO Total Return Portfolio Administrative Class	828,840	13.91	16.14	12,129,200	2.50	0.00	1.10	-1.63	-0.54
Pioneer Fund VCT Portfolio Class I	85,951	19.78	23.63	1,656,011	1.19	0.20	0.70	-2.20	-1.71
Pioneer Mid Cap Value VCT Portfolio Class I	50,424	16.18	16.25	793,307	0.73	0.00	0.75	-19.95	-19.34
Pioneer Select Mid Cap Growth VCT Portfolio Class I	106,943	23.78	24.54	2,559,747	0.00	0.20	0.50	-6.95	-6.67
Putnam VT Diversified Income Fund Class IB	300,844	15.62	17.08	5,665,739	4.31	0.00	0.95	-1.92	-0.98
Putnam VT Growth Opportunities Fund Class IB	42,021		4.23	177,616	0.00		0.50		1.87
Putnam VT International Value Fund Class IB	351,823	7.93	8.72	3,090,053	2.22	0.20	1.10	-18.52	-17.78
Putnam VT Large Cap Value Fund Class IB	761,628	19.25	21.47	11,718,433	0.74	0.20	0.75	-9.18	-8.67
Putnam VT Small Cap Value Fund Class IB	9,040	16.75	17.86	157,042	0.44	0.00	0.70	-20.49	-19.93
Putnam VT Sustainable Leaders Fund Class IB	1,594		25.52	40,670	0.00		0.50		-2.02
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	4,251	13.03	13.40	47,183	0.75	0.20	0.70	-12.71	-11.67
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	164,830	18.54	20.63	2,654,340	1.52	0.00	0.75	-8.40	-7.70
SAST SA Wellington Capital Appreciation Portfolio Class 3	16,776	18.85	19.39	232,885	0.00	0.20	0.70	-1.69	-0.51
SAST SA Wellington Government and Quality Bond Portfolio Class 3	11,300	10.29	10.58	116,518	1.85	0.20	0.70	-0.91	0.27
SAST SA WellsCap Aggressive Growth Portfolio Class 1	91,940	16.12	18.12	1,593,822	0.00	0.00	1.10	-7.81	-6.78
VALIC Company I Dynamic Allocation Fund	319,784	11.94	12.28	3,439,714	1.02	0.20	0.70	-7.60	-6.50
VALIC Company I Emerging Economies Fund	10,236	9.63	9.90	97,387	1.41	0.20	0.70	-19.90	-18.94
VALIC Company I Government Money Market I Fund	839,432	9.18	10.32	8,312,365	1.31	0.00	1.10	0.21	1.32
VALIC Company I International Equities Index Fund	263,693	10.17	14.54	2,593,223	2.08	0.00	0.75	-14.39	-13.74
VALIC Company I International Value Fund	6,551	8.64	9.96	56,732	1.98	0.25	0.70	-18.39	-18.02
VALIC Company I Mid Cap Index Fund	621,713	19.58	22.00	13,017,944	1.19	0.00	1.10	-12.41	-11.43
VALIC Company I Mid Cap Value Fund	5,422	13.15	13.52	60,871	0.43	0.20	0.70	-15.62	-14.61
VALIC Company I Nasdaq-100 Index Fund	200,596	29.94	33.65	6,330,427	0.55	0.00	1.10	-1.72	-0.63
VALIC Company I Science & Technology Fund	137,417	31.55	31.93	3,978,318	0.00	0.00	0.75	-2.20	-1.46
VALIC Company I Small Cap Index Fund	316,138	20.93	32.50	6,289,434	1.11	0.00	0.75	-11.89	-11.23
VALIC Company I Stock Index Fund	904,375	21.94	26.28	18,931,067	1.76	0.00	0.75	-5.43	-4.72
VALIC Company I U.S. Socially Responsible Fund	2,701	16.36	16.83	39,595	1.68	0.20	0.70	-5.87	-4.75
VALIC Company II Strategic Bond Fund	19,316	10.77	11.07	202,859	3.71	0.20	0.70	-4.21	-3.07
Vanguard VIF High Yield Bond Portfolio	335,673	16.21	18.22	6,229,346	4.89	0.00	1.10	-3.80	-2.73
Vanguard VIF Real Estate Index Portfolio	660,841	16.02	27.22	11,664,388	3.06	0.00	1.10	-6.39	-5.35

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Alger Capital Appreciation Portfolio Class I-2	322,741	23.54	26.15	8,151,701	0.17	0.00	1.10	29.65	31.08
Alger Mid Cap Growth Portfolio Class I-2	184,834	13.61	32.09	3,394,794	0.00	0.20	0.95	28.57	29.53
American Century VP Value Fund Class I	761,205	22.42	31.05	16,556,042	1.62	0.00	0.75	7.94	8.75
American Funds IS American High-Income Trust Class 2	23,439	11.62	11.71	262,674	8.26	0.20	0.70	6.14	7.40
American Funds IS Asset Allocation Fund Class 2	110,852	14.46	14.80	1,473,785	1.82	0.20	0.70	15.42	16.79
American Funds IS Global Growth Fund Class 2	37,874	16.25	16.63	537,081	0.73	0.20	0.70	30.56	32.10
American Funds IS Growth Fund Class 2	52,954	18.14	18.56	811,781	0.55	0.20	0.70	27.40	28.91
American Funds IS Growth-Income Fund Class 2	102,846	17.21	17.61	1,464,609	1.65	0.20	0.70	21.53	22.97
American Funds IS International Fund Class 2	32,925	13.77	14.03	412,489	1.51	0.20	0.70	31.23	32.78
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	215,289	23.55	36.18	5,029,990	1.06	0.20	0.75	14.52	15.15
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	11,834	9.46	11.41	145,813	1.46	0.00	0.95	27.31	28.52
EQ/Common Stock Index Portfolio Class 1A	361,865	23.53	25.70	8,315,220	0.00	0.20	0.75	23.75	24.43
EQ/International Equity Index Portfolio Class 1A	341,206	14.42	16.59	4,826,798	2.11	0.20	0.75	3.72	4.29
Fidelity VIP Asset Manager Portfolio Service Class 2	288,419	21.32	22.12	4,494,686	1.63	0.20	0.75	12.90	13.52
Fidelity VIP Contrafund Portfolio Service Class 2	1,633,046	18.91	21.01	33,416,374	0.78	0.00	1.10	20.26	21.59
Fidelity VIP Equity-Income Portfolio Service Class 2	980,078	16.86	29.22	17,674,993	1.48	0.20	1.10	11.42	12.43
Fidelity VIP Freedom 2020 Portfolio Service Class 2	24,020	16.04	23.12	387,130	1.22	0.20	0.70	15.45	16.03
Fidelity VIP Freedom 2025 Portfolio Service Class 2	35,817	16.91	24.79	611,436	1.08	0.20	0.70	16.75	17.33
Fidelity VIP Freedom 2030 Portfolio Service Class 2	156,726	16.00	25.94	2,741,857	1.20	0.20	1.10	19.38	20.45
Fidelity VIP Government Money Market Portfolio Service Class 2	51,864	9.73	9.95	517,760	0.24	0.20	0.70	-0.27	0.91
Fidelity VIP Growth Portfolio Service Class 2	909,510	26.00	34.41	19,660,993	0.08	0.20	0.75	33.81	34.55
Fidelity VIP Mid Cap Portfolio Service Class 2	493,472	19.66	21.85	10,717,435	0.48	0.00	1.10	19.22	20.54

58

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
FTVIP Franklin Mutual Shares VIP Fund Class 2	416,827	15.55	24.49	6,983,291	2.26	0.20	1.10	7.17	8.13
FTVIP Franklin Small Cap Value VIP Fund Class 2	385,185	20.07	22.31	8,451,891	0.48	0.00	1.10	9.44	10.65
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,286		20.04	25,778	0.00		0.50		20.79
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	151,946	12.52	15.28	1,928,613	2.18	0.20	0.75	0.58	1.14
FTVIP Templeton Foreign VIP Fund Class 2	422,235	12.38	20.81	5,292,633	2.61	0.20	0.75	15.82	16.46
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	147,120	22.43	23.08	3,384,434	0.53	0.20	0.50	30.01	30.40
Invesco V.I. American Franchise Fund Series I	630		22.11	13,934	0.08		0.50		26.71
Invesco V.I. Conservative Balanced Fund Series I	104,560	17.63	18.18	1,318,894	1.97	0.20	0.75	8.44	9.03
Invesco V.I. Core Equity Fund Series I	472,905	18.28	19.86	8,441,402	1.03	0.20	0.75	12.33	12.95
Invesco V.I. Global Real Estate Fund Series I	28,044	11.90	14.12	407,776	3.57	0.00	0.70	12.26	13.05
Invesco V.I. Government Securities Fund Series I	1,994		11.13	22,190	1.82		0.50		1.45
Invesco V.I. Growth and Income Fund Series I	532,628	18.24	22.12	11,158,029	1.50	0.00	0.95	13.24	14.32
Invesco V.I. High Yield Fund Series I	152,651	13.41	13.91	2,066,246	4.07	0.20	0.75	5.51	6.09
Invesco V.I. International Growth Fund Series I	549,092	13.29	14.76	8,074,309	1.50	0.00	1.10	21.66	23.00
Janus Henderson Enterprise Portfolio Service Shares	264,281	41.27	43.46	6,766,100	0.14	0.20	0.75	26.14	26.83
Janus Henderson Forty Portfolio Service Shares	31,036	18.73	20.27	686,757	0.00	0.00	0.95	28.77	29.99
Janus Henderson Global Research Portfolio Service Shares	201,456	16.44	18.96	3,240,331	0.70	0.20	0.75	25.74	26.43
Janus Henderson Overseas Portfolio Service Shares	811,335	8.35	9.10	7,631,682	1.64	0.20	1.10	29.38	30.54
JPMorgan Insurance Trust Core Bond Portfolio Class 1	64,724	10.68	14.28	721,668	2.42	0.20	0.70	2.85	3.37
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	22,040	35.82	37.57	809,906	0.81	0.20	0.75	12.92	13.54
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	161,743	24.39	36.90	3,906,888	0.32	0.20	0.75	14.37	15.00
MFS VIT Growth Series Initial Class	500,388	24.98	32.55	12,198,289	0.11	0.20	0.75	30.43	31.14
MFS VIT New Discovery Series Initial Class	238,545	23.93	41.01	5,773,273	0.00	0.20	1.10	25.27	26.40
MFS VIT Research Series Initial Class	147,051	16.45	33.31	3,142,778	1.42	0.20	0.70	22.51	23.12
MFS VIT Total Return Series Initial Class	18,689		17.63	329,481	2.36		0.50		11.74
MFS VIT II Core Equity Portfolio Initial Class	352,760	13.27	13.47	4,723,353	0.97	0.20	0.75	23.90	24.58
Morgan Stanley VIF Growth Portfolio Class I	130,942	29.11	39.11	3,716,998	0.00	0.20	0.75	42.08	42.86
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	309,688	19.91	22.13	6,640,794	0.00	0.00	1.10	23.92	25.29
Neuberger Berman AMT Sustainable Equity Portfolio Class I	6,411	20.11	31.37	132,321	0.54	0.20	0.70	17.61	18.19
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	133,947	8.36	8.63	793,866	10.90	0.20	1.10	-49.03	1.04
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	15,207	10.37	15.87	185,779	1.98	0.20	0.70	7.87	8.41
PIMCO Real Return Portfolio Administrative Class	635,394	14.99	19.39	8,525,775	2.37	0.20	0.75	2.88	3.45
PIMCO Short-Term Portfolio Administrative Class	318,961	10.84	12.05	3,716,064	1.71	0.00	1.10	1.28	2.40
PIMCO Total Return Portfolio Administrative Class	846,327	14.14	15.71	12,770,068	2.02	0.00	1.10	3.77	4.91
Pioneer Fund VCT Portfolio Class I	93,667	20.13	24.16	1,837,936	1.19	0.20	0.70	20.87	21.47
Pioneer Mid Cap Value VCT Portfolio Class I	62,494	20.14	20.21	1,228,114	0.85	0.00	0.75	12.33	13.17
Pioneer Select Mid Cap Growth VCT Portfolio Class I	115,493	25.55	26.30	2,961,550	0.08	0.20	0.50	29.38	29.77
Putnam VT Diversified Income Fund Class IB	325,506	17.42	18.66	6,182,584	5.51	0.20	0.95	6.11	6.91
Putnam VT Growth Opportunities Fund Class IB	41,838		4.15	173,600	0.10		0.50		30.25
Putnam VT International Value Fund Class IB	401,810	9.73	10.61	4,380,642	1.51	0.20	1.10	23.34	24.45
Putnam VT Large Cap Value Fund Class IB	804,976	21.08	23.64	13,587,892	0.00	0.20	0.75	12.67	13.06
Putnam VT Small Cap Value Fund Class IB	11,455	21.07	33.23	243,156	0.68	0.20	0.70	7.12	7.66
Putnam VT Sustainable Leaders Fund Class IB	1,635		26.04	42,592	0.63		0.50		28.58
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	3,519	14.92	15.27	45,247	0.50	0.20	0.70	11.85	13.18
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	160,121	22.52	25.60	2,944,647	1.65	0.20	0.75	13.71	14.33
SAST SA Wellington Capital Appreciation Portfolio Class 3	10,103	19.18	19.62	162,533	0.00	0.20	0.70	31.53	33.09
SAST SA Wellington Government and Quality Bond Portfolio Class 3	7,570	10.38	10.63	79,385	1.75	0.20	0.70	2.04	3.25
SAST SA WellsCap Aggressive Growth Portfolio Class 1	93,007	17.49	34.17	1,726,026	0.00	0.20	1.10	28.17	29.33
VALIC Company I Dynamic Allocation Fund	174,429	12.92	13.22	2,099,939	1.49	0.20	0.70	19.38	20.80
VALIC Company I Emerging Economies Fund	7,103	12.02	12.30	84,620	1.24	0.20	0.70	40.28	41.95
VALIC Company I Government Money Market I Fund	934,888	9.16	10.16	9,151,018	0.41	0.20	1.10	-0.72	0.18
VALIC Company I International Equities Index Fund	248,253	16.98	19.46	2,865,338	2.53	0.20	0.75	23.42	24.10
VALIC Company I International Value Fund	5,498	10.54	12.20	59,127	1.73	0.25	0.70	16.18	18.37
VALIC Company I Mid Cap Index Fund	689,546	22.35	38.03	16,438,059	1.15	0.20	1.10	14.64	15.68
VALIC Company I Mid Cap Value Fund	4,131	15.58	15.94	55,792	0.54	0.20	0.70	13.67	15.02
VALIC Company I Nasdaq-100 Index Fund	222,786	30.47	33.22	7,283,551	0.71	0.20	1.10	30.85	32.03
VALIC Company I Science & Technology Fund	120,251	32.65	49.22	3,603,939	0.00	0.20	0.75	40.23	41.00
VALIC Company I Small Cap Index Fund	359,948	32.29	36.89	8,161,335	1.03	0.20	0.75	13.53	14.15
VALIC Company I Stock Index Fund	1,022,435	27.79	33.05	22,675,504	1.48	0.20	0.75	20.51	21.17
VALIC Company I U.S. Socially Responsible Fund	2,605	17.38	17.78	40,460	1.36	0.20	0.70	19.82	21.24
VALIC Company II Strategic Bond Fund	15,518	11.24	11.50	172,262	3.55	0.20	0.70	6.06	7.32
Vanguard VIF High Yield Bond Portfolio	358,684	16.85	18.73	6,909,788	4.84	0.00	1.10	5.84	7.00
Vanguard VIF Real Estate Index Portfolio	697,040	17.12	19.02	13,145,749	2.47	0.00	1.10	3.63	4.78

59

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

60

American General Life Insurance Company

(An indirect wholly owned subsidiary of American International Group, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2021 and 2020 and for each

of the three years ended December 31, 2021

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	80
Supplemental Investment Risks Interrogatories	82
Supplemental Summary Investment Schedule	88
Supplemental Schedule of Reinsurance Disclosures	89

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021

T: (713) 356 4000, www.pwc.com/us

Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, supplemental investment risk interrogatories, supplemental summary investment schedule and supplemental schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	As of December 31,

(in millions)	2021	2020

Admitted assets

Cash and invested assets

Bonds	$107,774	$105,020

Preferred stock	91	85

Common stock	1,144	1,019

Cash, cash equivalents and short-term investments	802	1,059

Mortgage loans	22,276	21,378

Real estate	9	9

Contract loans	1,164	1,235

Derivatives	1,082	975

Securities lending reinvested collateral assets	1,727	1,692

Derivative cash collateral	36	14

Other invested assets	6,681	5,441

Total cash and invested assets	142,786	137,927

Amounts recoverable from reinsurers	338	364

Amounts receivable under reinsurance contracts	272	294

Deferred tax asset	854	759

Due and accrued investment income	1,029	1,412

Premiums due, deferred and uncollected	152	234

Receivables from affiliates	136	124

Other assets	1,239	980

Separate account assets	70,298	63,095

Total admitted assets	$217,104	$205,189

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	As of December 31,

(in millions, except per share data)	2021	2020

Liabilities

Policy reserves and contractual liabilities

Life, annuity and modco reserves	$104,080	$101,264

Liabilities for deposit-type contracts	12,327	13,034

Accident and health reserves	736	756

Premiums received in advance	9	9

Policy and contract claims	752	728

Policyholder dividends	14	16

Total policy reserves and contractual liabilities	117,918	115,807

Payable to affiliates	333	250

Interest maintenance reserve	2,232	2,002

Federal income taxes payable	201	3

Derivatives	223	238

Payable for securities lending	2,426	1,679

Repurchase agreements	120	119

Collateral for derivatives program	494	619

Funds held under coinsurance	11,690	11,517

Accrued expenses and other liabilities	2,230	1,638

Net transfers from separate accounts due or accrued	(1,895)	(1,385)

Asset valuation reserve	2,302	2,096

Separate account liabilities	70,298	63,095

Total liabilities	208,572	197,678

Commitments and contingencies (see Note 20)

Capital and surplus

Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6

Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1

Gross paid-in and contributed surplus	3,510	3,510

Special surplus funds	126	(128)

Unassigned surplus	4,889	4,122

Total capital and surplus	8,532	7,511

Total liabilities and capital and surplus	$217,104	$205,189

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,

(in millions)	2021	2020	2019

Revenues

Premiums and annuity considerations	$15,409	$10,941	$14,330

Net investment income	7,503	6,035	6,103

Amortization of interest maintenance reserve	162	151	123

Reserve adjustments on reinsurance ceded	(2,273)	(2,069)	(2,360)

Commissions and expense allowances	703	646	730

Separate account fees	1,845	1,422	1,297

Other income	578	503	429

Total revenues	23,927	17,629	20,652

Benefits and expenses

Death benefits	736	811	547

Annuity benefits	2,806	2,563	2,515

Surrender benefits	8,453	6,857	7,303

Other benefits	668	668	643

Change in reserves	2,729	3,672	6,086

Commissions	1,099	962	1,143

General insurance expenses	978	928	913

Net transfers to (from) separate accounts	1,682	273	(192)

Other expenses	704	602	694

Total benefits and expenses	19,855	17,336	19,652

Net gain from operations before dividends to policyholders and federal income taxes	4,072	293	1,000

Dividends to policyholders	1	3	4

Net gain from operations after dividends to policyholders and before federal income taxes	4,071	290	996

Federal income tax expense (excluding tax on capital gains)	1,422	961	760

Net gain (loss) from operations	2,649	(671)	236

Net realized capital (losses) gains, net of tax	(405)	640	(144)

Net income (losses)	$2,244	$(31)	$92

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance, January 1, 2019	$7	$3,510	$-	$2,834	$6,351

Net income	-	-	-	92	92
Change in net unrealized capital gains (losses)	-	-	-	743	743
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	207	207
Change in deferred tax	-	-	-	901	901
Change in non-admitted assets	-	-	-	(510)	(510)
Change in liability for reinsurance in unauthorized and certified companies	-	-	-	(1)	(1)
Change in reserve on account of change in valuation basis	-	-	-	22	22
Change in asset valuation reserve	-	-	-	(374)	(374)
Change in surplus from separate accounts	-	-	-	162	162
Other changes in surplus in separate accounts	-	-	-	(162)	(162)
Cumulative effect of changes in accounting principles	-	-	-	(318)	(318)
Dividends to parent recorded as return of capital	-	-	-	(12)	(12)
Dividends to Parent	-	-	-	(890)	(890)
Prior period corrections (see Note 2)	-	-	-	(206)	(206)
Other changes	-	-	-	284	284

Balance, December 31, 2019	$7	$3,510	$-	$2,772	$6,289

Net loss	-	-	-	(31)	(31)
Change in net unrealized capital gains (losses)	-	-	-	155	155
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	351	351
Change in deferred tax	-	-	-	850	850
Change in non-admitted assets	-	-	-	(643)	(643)
Change in reserve on account of change in valuation basis	-	-	-	47	47
Change in asset valuation reserve	-	-	-	(139)	(139)
Change in surplus from separate accounts	-	-	-	204	204
Other changes in surplus in separate accounts	-	-	-	(204)	(204)
Change in surplus as a result of reinsurance	-	-	-	(5)	(5)
Prior period corrections (see Note 2)	-	-	-	31	31
Reinsurance permitted practice	-	-	-	353	353
Other changes	-	-	(128)	381	253

Balance, December 31, 2020	$7	$3,510	$(128)	$4,122	$7,511

Net income	-	-	-	2,244	2,244
Change in net unrealized capital gains (losses)	-	-	-	206	206
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	(267)	(267)
Change in deferred tax	-	-	-	853	853
Change in non-admitted assets	-	-	-	(587)	(587)
Change in asset valuation reserve	-	-	-	(205)	(205)
Change in surplus from separate accounts	-	-	-	450	450
Other changes in surplus in separate accounts	-	-	-	(450)	(450)
Change in surplus as a result of reinsurance	-	-	-	(2)	(2)
Dividends to Parent	-	-	-	(1,045)	(1,045)
Prior period corrections (see Note 2)	-	-	-	(161)	(161)
Reinsurance permitted practice	-	-	-	(30)	(30)
Other changes	-	-	254	(239)	15

Balance, December 31, 2021	$7	$3,510	$126	$4,889	$8,532

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,

(in millions)	2021	2020	2019

Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$13,618	$10,930	$14,286
Net investment income collected	6,966	5,508	5,563
Other income	851	298	(65)

Total revenue received	21,435	16,736	19,784
Benefits paid	12,474	10,280	11,381
Net transfers to separate accounts	2,192	56	17
Commissions and expenses paid	2,129	1,984	3,278
Dividends paid to policyholders	4	3	2
Federal income taxes paid	1,227	1,207	681

Total benefits and expenses paid	18,026	13,530	15,359

Net cash provided by operations	3,409	3,206	4,425

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	23,554	20,811	20,870
Stocks	233	306	148
Mortgage loans	3,082	2,882	2,040
Real estate	-	168	38
Other invested assets	2,057	1,429	2,245
Derivatives, net	-	1,576	2,005
Miscellaneous proceeds	421	256	100

Total proceeds from investments sold, matured or repaid	29,347	27,428	27,446
Cost of investments acquired:
Bonds	24,029	26,051	24,100
Stocks	643	451	489
Mortgage loans	4,066	2,752	4,459
Real estate	1	12	35
Other invested assets	2,496	1,537	2,500
Derivatives, net	407	-	-
Securities lending reinvested collateral assets	35	409	931

Miscellaneous purchases	127	200	9

Total cost of investments acquired	31,804	31,412	32,523

Net adjustment in contract loans	(69)	(26)	(40)

Net cash (used in) investing activities	(2,388)	(3,958)	(5,037)

Cash from financing and miscellaneous sources
Cash provided (applied):
Net (withdrawals from) deposits on deposit-type contracts	(707)	995	(393)
Dividends to Parent	(750)	-	(890)
Change in securities lending	747	227	1,005
Other, net	(568)	143	(211)

Net cash (used in) provided by financing and miscellaneous activities	(1,278)	1,365	(489)
Net increase (decrease) in cash, cash equivalents and short-term investments	(257)	613	(1,101)
Cash, cash equivalents and short-term investments at beginning of year	1,059	446	1,547

Cash, cash equivalents and short-term investments at end of year	$802	$1,059	$446

Non-cash activities, excluded from above:
Non-cash pension risk transfer premiums	$1,809	$-	$-
Non-cash Fortitude Re settlement	448	-	-
Settlement of non-cash dividends payable	295	-	-
Non-cash transfer from other invested assets to mortgage loans	154	31	5
Non-cash transfer from mortgage loans to other invested assets	-	179	-
Non-cash transfer from common stocks to other invested assets	-	111	-
Non-cash transfer from other invested assets to bonds	-	59	-
Non-cash transfer from other invested assets to common stocks	34	47	57
Non-cash transfer from common stocks to bonds	-	-	22

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is a wholly owned subsidiary of AIG Life Holdings, Inc. (AIG Life Holdings). AIG Life Holdings is wholly owned by Corebridge Financial Inc. (Corebridge), formerly SAFG Retirement Services, Inc (SAFG), which is a direct subsidiary of American International Group, Inc. (AIG). AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in approximately 70 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. AGL’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance Services, Inc. (AIG Direct).

SunAmerica Asset Management LLC (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company’s asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The state has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP. In 1984, the Company increased the value of its home office real estate properties to reflect the then current market value in accordance with prescribed guidance. On January 2, 2020, the Company entered in a sales/leaseback transaction on the above mentioned properties, therefore the prescribed accounting practice no longer applies for 2020. Please refer to note 21 for further detail.

Effective December 31, 2015 and subsequent reporting periods through September 30, 2019, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles (“SSAP”) No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” to determine if a hedge was effective for certain interest rate swaps that were used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps that AGL determined were effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86.

Effective December 31, 2017, AGL received approval from the TDI expanding the aforementioned permitted practice to also include swaptions in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019. Upon adoption, the effect of the original and expanded permitted practices were respectively reported as changes in accounting principle, consistent with SSAP No. 3, “Accounting Changes and Corrections of Errors”.

Upon expiration of the above permitted practices for swaps and swaptions subsequent to September 30, 2019, AGL applied the guidance in SSAP 86 and recognized this change in accounting principle as of the beginning of the year (i.e., January 1, 2019), as required by SSAP 3, which decreased AGL’s surplus by approximately $318 million at January 1, 2019. Subsequent to January 1, 2019, application of guidance in SSAP 86 to AGL’s hedging instruments (swaps and swaptions) increased AGL’s surplus by approximately $0.9 billion, primarily due to the recognition of unrealized gains. AGL began prospectively accounting for the subject interest rate derivatives that hedge interest rate risk related to guaranteed minimum withdrawal benefits under SSAP 108 guidance effective January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in the NAIC Valuation Manual (VM) subsection 21 (VM 21), Requirements for Principle-Based Reserves for Variable Annuities.

In addition, AGL received a new permitted practice with respect to an excess of loss reinsurance agreement (the “XoL Agreement”) for the reporting period ending December 31, 2019 as follows:

Effective December 31, 2019 and subsequent reporting periods through September 30, 2020, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to recognize an admitted asset related to the notional value of coverage defined in the XoL Agreement. This asset is reported in Other assets in the balance sheet. The XoL Agreement has a 20 year term and provides coverage to AGL for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the XoL agreement. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective October 1, 2020 and subsequent reporting periods through September 30, 2023, this permitted practice was expanded to similarly recognize an additional admitted asset related to the notional value of coverage defined in a separate excess of loss agreement. This additional reinsurance agreement has a 25 year term and provides coverage to AGL for aggregate excess of loss claims associated with guaranteed minimum withdrawal benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). In addition, effective December 31, 2020, this expanded permitted practice also extended the term of the permitted practice for Block 1 from September 30, 2020 to September 30, 2023. The reinsurance agreement covering contracts in Block 1 was also amended to conform certain provisions to be consistent with the Block 2 reinsurance agreement. These assets are approximately $584 million in total as of December 31, 2021 and are reported in Other assets on the balance sheet. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

			December 31,

(in millions)	SSAP	#	2021	2020	2019

NET INCOME

State basis			$2,244	$(31)	$92

State permitted practices that increase (decrease) NAIC SAP:
State prescribed practices that increase (decrease) NAIC SAP			-	-	-

Net income (loss), NAIC SAP			$2,244	$(31)	$92

SURPLUS

State basis			$8,532	$7,511	$6,289
State permitted practices that increase (decrease) NAIC SAP:
XoL reinsurance agreement	4		(584)	(614)	(284)
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R		-	-	(24)

Statutory capital and surplus, NAIC SAP			$7,948	$6,897	$5,981

In the event AGL had not employed any or all of these permitted and prescribed practices, AGL’s risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures captured in scope of this statement, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. NAIC designations are determined through a financial modeling process conducted by BlackRock, direct analysis via the NAIC’s IAO or other protocols prescribed by the NAIC including internal assignment of Z, 5GI or 6*. Residual tranches, as defined in SSAP 43R, are reported as NAIC 6*.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks shall be valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Statement of Statutory Accounting Principles (SSAP) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed in 2021 and 2020. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity.

Hedge accounting was not used for any derivative instruments in 2021 or 2020.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.6 billion and $4.0 billion at December 31, 2021 and 2020, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and subsequent years, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $397 million at December 31, 2021.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 and subsequent years are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The Company had $54.0 billion of insurance in-force and $1.4 billion of reserves as of December 31, 2021, and $75.8 billion of insurance in-force and $1.5 billion of reserves as of December 31, 2020, for which the gross premiums are less than the net premiums according to the standard of valuation set by the TDI.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Substantive changes were made to SSAP 32R, Preferred Stocks effective January 1, 2021, that required all perpetual preferred stocks to be reported at fair value. Prior to this change, perpetual preferred stocks with NAIC designations of “1” through “3” were carried at amortized cost. All other perpetual preferred stocks were stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus.

Accounting Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation was $47 million.

SSAP 108

The Company adopted Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, on January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in VM-21 described above. The TDI approved, in December 2019, AGL’s plan to transition from a permitted practice to SSAP 86 in 2019 and from SSAP 86 to SSAP 108 in January 2020. The adoption of SSAP 86 was accounted for as a change in accounting principle as of the beginning of the previous year (i.e., January 1, 2019).

SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Accordingly, the statutory accounting guidance in this standard is considered a special accounting provision, only permitted if all the components in the standard are met. Prior to implementing a hedging program for application within the scope of this standard, a reporting entity must obtain explicit approval from its domiciliary state commissioner. As such, unlike most SSAPs, the guidance in SSAP 108 is not required to be adopted by all reporting entities that account for derivatives. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21. AGL will dynamically hedge the interest rate risk of guaranteed minimum withdrawal benefits (“GMWB”) cash flows for variable annuities, defined as the fair value of rider claims, net of rider fees.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

The guidance in this SSAP is required to be applied on a prospective basis for qualifying hedge programs in place on or after the effective date. Reporting entities that have previously received permitted practices for qualifying hedge programs must work with their domiciliary state regulator to determine the appropriate method in transitioning from previously approved permitted practices to the guidance in SSAP 108.

In implementing SSAP 108, AGL uses the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2020 and 2021 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the “Clearly Defined Hedging Strategy” of VM-21. Please see Note 7 for further details regarding the financial impact of SSAP 108.

Market Value Reserve Method

Effective January 1, 2019, the Company changed the Actuarial Guideline XXXV Type 2 computational method from Commissioners Annuity Reserve Valuation Method with Updated Market Values (CARVM-UMV) to Market Value Reserve Method (MVRM) using Black-Scholes Projection Method as approved by the domiciliary commissioner.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2021, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $161 million. The most significant of these was a tax correction related to 2013 - 2018. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement. Had these been recorded in 2020, they would have resulted in decreasing net income by $58 million or 187%.

In 2020, five out-of-period errors were identified and corrected, which increased unassigned surplus by $31 million. The most significant of these was an increase in variable annuity reserves due to an incorrect application of incident rates. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2019, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $206 million. The most significant of these was an increase in indexed annuity reserves due to an incorrect application of incident rates. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company’s election.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index features in certain indexed universal life and fixed index annuity contracts and certain guaranteed features of variable and fixed index annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any negative IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2021
Bonds:
U.S. government obligations	$1,351	$203	$-	$1,554
All other governments	2,960	286	(61)	3,185
States, territories and possessions	349	60	-	409
Political subdivisions of states, territories and possessions	336	81	-	417
Special revenue	6,820	1,004	(11)	7,813
Industrial and miscellaneous	92,128	9,011	(587)	100,552
Hybrid securities	525	125	(2)	648
Bank loans	2,955	12	(41)	2,926
Parent, subsidiaries and affiliates	350	-	-	350
Total bonds	107,774	10,782	(702)	117,854
Preferred stock	91	5	-	96
Common stock*	1,144	-	-	1,144
Total equity securities	1,235	5	-	1,240
Total	$109,009	$10,787	$(702)	$119,094
December 31, 2020
Bonds:
U.S. government obligations	$1,576	$302	$(5)	$1,873
All other government	3,007	493	(16)	3,484
States, territories and possessions	379	86	(1)	464
Political subdivisions of states, territories and possessions	338	101	-	439
Special revenue	8,300	1,321	(2)	9,619
Industrial and miscellaneous	87,640	12,759	(297)	100,102
Hybrid securities	582	163	(6)	739
Bank loans	2,848	6	(67)	2,787
Parent, subsidiaries and affiliates	350	-	-	350
Total bonds	105,020	15,231	(394)	119,857
Preferred stock	85	10	-	95
Common stock*	1,019	-	-	1,019
Total equity securities	1,104	10	-	1,114
Total	$106,124	$15,241	$(394)	$120,971

* Common stock includes $979 million and $825 million of investments in affiliates at December 31, 2021 and 2020, respectively.

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2021
Bonds:
U.S. government obligations	$-	$-	$-	$-	$-	$-
All other government	482	(27)	213	(34)	695	(61)
U.S. States, territories and possessions	6	-	-	-	6	-
Political subdivisions of states, territories and possessions	32	-	-	-	32	-
Special revenue	421	(10)	18	(1)	439	(11)
Industrial and miscellaneous	17,010	(345)	3,330	(247)	20,340	(592)
Hybrid securities	11	-	23	(2)	34	(2)
Bank loans	1,067	(13)	753	(28)	1,820	(41)

Total bonds	19,029	(395)	4,337	(312)	23,366	(707)

Preferred stock	4	-	-	-	4	-
Common stock	6	(1)	-	-	6	(1)

Total equity securities	10	(1)	-	-	10	(1)

Total	$19,039	$(396)	$4,337	$(312)	$23,376	$(708)

December 31, 2020
Bonds:
U.S. government obligations	$35	$(5)	$-	$-	$35	$(5)
All other government	66	(2)	73	(13)	139	(15)
U.S States, territories and possessions	12	(1)	-	-	12	(1)
Political subdivisions of states, territories and possessions	5	-	-	-	5	-
Special revenue	333	(2)	-	-	333	(2)
Industrial and miscellaneous	6,404	(175)	2,130	(127)	8,534	(302)
Hybrid securities	54	(3)	24	(3)	78	(6)
Bank loans	1,788	(70)	-	-	1,788	(70)

Total bonds	8,697	(258)	2,227	(143)	10,924	(401)

Preferred stock	4	-	-	-	4	-

Total equity securities	4	-	-	-	4	-

Total	$8,701	$(258)	$2,227	$(143)	$10,928	$(401)

As of December 31, 2021 and 2020, the number of bonds and equity securities in an unrealized loss position was 2,507 and 1,111, respectively. Bonds comprised 2,501 of the total, of which 519 were in a continuous loss position greater than 12 months at December 31, 2021. Bonds comprised 1,109 of the total, of which 218 were in a continuous loss position greater than 12 months at December 31, 2020.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2021 and 2020, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value

December 31, 2021
Due in one year or less	$2,053	$2,073
Due after one year through five years	11,215	11,693
Due after five years through ten years	16,883	17,978
Due after ten years	51,891	58,569
LBaSS	26,365	28,172

Total	$108,407	$118,485

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $102 million and $109 million at December 31, 2021 and 2020, respectively, which is the fair value. At December 31, 2021 and 2020, the Company had no income excluded from due and accrued for bonds.

At December 31, 2021, the Company’s bond portfolio included bonds totaling $7.6 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries. At December 31, 2020, the Company’s bond portfolio included bonds totaling $7.7 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2021	2020
Consumer cyclical	18.7%	17.4%
Consumer non-cyclical	15.7	15.6
Capital Goods	8.9	10.0

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2021		December 31, 2020
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Loan-backed and structured securities	$26,365	$28,172	$27,025	$29,623

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2021 and 2020, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2021 and 2020, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2021, 2020 and 2019, the Company recognized total OTTI of $13 million, $57 million and $40 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2021 and 2020, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2021
LBaSS	$7,974	$(108)	$111	$(10)	$8,085	$(118)

December 31, 2020
LBaSS	$3,518	$(60)	$1,561	$(47)	$5,079	$(107)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2021	2020
Balance, beginning of year	$1,320	$1,293
Increases due to:
Credit impairment on new securities subject to impairment losses	-	16
Additional credit impairment on previously impaired investments	13	41
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	70	30
Balance, end of year	$1,263	$1,320

See Note 22 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2021.

Mortgage Loans

Mortgage loans had outstanding principal balances of $22.5 billion and $21.7 billion at December 31, 2021 and 2020, respectively. Contractual interest rates range from 1.45 percent to 10.25 percent. The mortgage loans at December 31, 2021 had maturity dates ranging from 2022 to 2069.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2021	2020
Geographic distribution:
Mid-Atlantic	30.5%	32.1%
Foreign	24.1	24.0
Pacific	12.4	11.2
South Atlantic	11.8	11.6
West South Central	7.0	7.0
East North Central	5.2	5.0
New England	4.9	4.7
Mountain	2.9	3.3
East South Central	0.6	0.6
West North Central	0.6	0.5
Total	100.0%	100.0%
Property type distribution:
Multi-family	37.1%	37.7%
Office	27.0	28.4
Retail	11.2	12.1
Industrial	10.5	10.7
Hotel/Motel	5.7	6.2
Other	8.5	4.9
Total	100.0%	100.0%

At December 31, 2021, there were 279 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 86 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2021 and 2020:

	Years Ended December 31,
	2021		2020
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	8.95%	2.10%	6.07%	2.16%
Multi-family	7.44	1.80	6.02	2.05
Retail	7.10	2.25	6.15	4.00
Industrial	6.50	2.35	5.59	2.85
Hotel/Motel	6.00	-	12.00	4.25
Other	5.91	1.99	5.05	2.72

The Company reduced the interest rate on one loans during 2021. The Company reduced the interest rate on three loans during 2020.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 95.0 percent and 115.0 percent, in 2021 and 2020, respectively.

At December 31, 2021, the Company held $549 million in impaired mortgages with $231 million of related allowances for credit losses and $318 million in impaired loans without a related allowance. At December 31, 2020, the Company held $284 million in impaired mortgages with $148 million of related allowances for credit losses and $136 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $371 million and $240 million, at December 31, 2021 and 2020, respectively. The Company recognized interest income of $14 million, $3 million and $2 million, in 2021, 2020 and 2019, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2021	2020	2019
Balance, beginning of year	$274	$197	$172
Additions (reductions) charged to unrealized capital loss	(28)	77	25
Direct write-downs charged against allowance	(1)	-	-
Balance, end of year	$245	$274	$197

During 2021, the Company did not derecognize any mortgage loans and did not recognized any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2021	2020
Current	$22,144	$21,131
30 - 59 days past due	98	106
60 - 89 days past due	3	76
90 - 179 days past due	29	64
Greater than 180 days past due	2	1
Total	$22,276	$21,378

At December 31, 2021 and 2020, the Company had mortgage loans outstanding under participant or co-lender agreements of $19.0 billion and $19.0 billion, respectively.

The Company had $404 million and $229 million in restructured loans at December 31, 2021 and 2020, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2021:

(in millions)	Residential		Commercial
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$-	-%	$127	0.10%
b. 91% to 95%	3	-	67	-
c. 81% to 90%	37	-	344	0.20
d. 71% to 80%	497	0.30	1,563	1.10
e. below 70%	1,096	0.70	18,543	12.60

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2021 and 2020. At December 31, 2021 and 2020, the Company had no outstanding commitments to debtors that hold loans with restructured terms.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,
(in millions)	2021	2020
Properties occupied by the Company	$6	$6
Properties held for production of income	3	3
Total	$9	$9

The Company recognized no gains or losses in 2021 and 2020. The Company recognized gains of $4 million on the sale of real estate property in 2019. The Company did not recognize any impairment write-downs for its investment in real estate during 2021, 2020 and 2019.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2021	2020
Investments in limited liability companies	$964	$1,183
Investments in limited partnerships	3,752	2,725
Other unaffiliated investments	1,836	1,502
Receivable for securities	197	106
Initial margin for futures	55	40
Non-admitted assets	(123)	(115)
Total	$6,681	$5,441

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $867 million at December 31, 2021. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $15 million, $29 million and $62 million during 2021, 2020 and 2019, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2021	2020	2019
Bonds	$4,802	$4,841	$4,949
Preferred stocks	4	9	15
Common stocks	7	4	6
Cash and short-term investments	15	34	58
Mortgage loans	946	898	864
Real estate*	4	5	47
Contract loans	65	78	80
Derivatives	167	90	60
Investment income from affiliates	1,419	119	170
Other invested assets	271	193	110
Gross investment income	7,700	6,271	6,359
Investment expenses	(197)	(236)	(256)

Net investment income	$7,503	$6,035	$6,103

* Includes amounts for the occupancy of Company-owned property of $2 million, $2 million and $12 million in 2021, 2020 and 2019 respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2021	2020	2019
Bonds	$446	$566	$484
Preferred stocks	14	5	4
Common stocks	16	74	(24)
Cash and short-term investments	(1)	5	2
Mortgage loans	18	-	(47)
Real estate	-	7	4
Derivatives	(659)	649	(210)
Other invested assets	199	199	173
Other	(49)	-	-
Realized capital (losses) gains	(16)	1,505	386
Federal income tax benefit (expense)	3	(316)	(81)
Net gains transferred to IMR	(392)	(549)	(449)

Net realized capital (losses) gains	$(405)	$640	$(144)

During 2021, 2020 and 2019, the Company recognized $42 million, $117 million and $86 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2021	2020	2019
Proceeds	$11,495	$11,460	$11,792

Gross realized capital gains	$823	$1,076	$799
Gross realized capital losses	(405)	(334)	(194)

Net realized capital gains	$418	$742	$605

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2021	2020	2019
Bonds	$(171)	$213	$97
Preferred and common stocks	(311)	(23)	55
Mortgage loans	(129)	175	147
Real estate	-	(24)	-
Derivatives	139	271	981
Other invested assets	502	47	13
Other	25	(29)	7
Federal income tax expense	(116)	(124)	(350)

Net change in unrealized (losses) gains of investments	$(61)	$506	$950

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2021	2020	2021	2020	2021	2020
Bonds - AC	6	9	$28	$36	$28	$35
LB&SS - AC	2	3	7	93	7	101
Preferred Stock - AC	-	3	-	3	-	3
Preferred Stock - FV	3	-	-	-	-	-

Total	11	15	$35	$132	$35	$139
AC-Amortized Cost
FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2021 and 2020, the Company had bonds loaned with a fair value of approximately $2.3 billion and $1.6 billion, respectively, pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2021	2020
30 days or less	$313	$583
31 to 60 days	765	494
61 to 90 days	1,348	602
Subtotal	2,426	1,679
Securities collateral received	-	-

Total collateral received	$2,426	$1,679

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$1,727	$1,727	$1,692	$1,692
Subtotal	1,727	1,727	1,692	1,692
Securities collateral received	-	-	-	-
Total collateral reinvested	$1,727	$1,727	$1,692	$1,692

Repurchase Agreements

At December 31, 2021 and 2020, bonds with a fair value of approximately $122 million and $127 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	December 31,
(in millions)	2021	2020
Open positions	$-	$-
30 days or less	-	-
31 to 60 days	-	-
61 to 90 days	-	-
Greater than 90 days	120	119
Subtotal	120	119
Securities collateral received	-	-
Total collateral received	$120	$119

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Open - No Maturity	$185	$165	$145	$141

2. Overnight	29	12	7	11

3. 2 Days to 1 Week	79	-	44	3

4. > 1 Week to 1 Month	-	-	-	-

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

b. Ending Balance

1. Open - No Maturity	$42	$153	$97	$120

2. Overnight	-	-	-	-

3. 2 Days to 1 Week	79	-	44	-

4. > 1 Week to 1 Month	-	-	-	-

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

The following table presents the Company’s liability to return collateral for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Cash (Collateral - All)	$293	$178	$196	$154

2. Securities Collateral (FV)	-	-	-	-

b. Ending Balance

1. Cash (Collateral - All)	$121	$153	$140	$120

2. Securities Collateral (FV)	-	-	-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$117	$122	$114	$127
Greater than three years	-	-	-	-
Subtotal	117	122	114	127
Securities collateral received	-	-	-	-

Total collateral reinvested	$117	$122	$114	$127

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. BACV	$-	$-	$-	$-

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	-	-	-	-

b. Ending Balance

1. BACV	$116	$148	$131	$117

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	122	161	145	122

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance

a. Bonds - BACV	$-	$63	$40	$12

b. Bonds - FV	-	64	44	13

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	63	40	12

q. Total Assets - FV	-	64	44	13

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance

a. Bonds - BACV	$2	$-	$-	$-

b. Bonds - FV	2	-	-	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	2	-	-	-

q. Total Assets - FV	2	-	-	-

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2021	2020
On deposit with states	$48	$48
Securities lending	2,107	1,320
Collateral held on securities lending	2,426	1,679
FHLB stock and collateral pledged	4,265	3,570
Subject to repurchase agreements	117	114
Collateral for derivatives	1,010	1,054
Guaranteed interest contracts	37	36
Other restricted assets	127	99

Total	$10,137	$7,920

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2021
In general account:
RMBS	$990	$957	$1,201	$(4)
CDOs	761	754	775	-
Total subprime exposure	$1,751	$1,711	$1,976	$(4)

In general account:
RMBS	$992	$950	$1,190	$(27)
CDOs	1,003	1,001	1,025	(10)
Total subprime exposure	$1,995	$1,951	$2,215	$(37)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Effective January 1, 2020 AGL adopted Statement of Statutory Accounting Principles 108, Derivatives Hedging Variable Annuity Guarantees (“SSAP 108”). SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy (CDHS) defined within Valuation Manual 21 (VM-21). Under SSAP 108 all derivatives are reported at fair value (“FV”). FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

At December 31, 2021 and 2020, fair value of the derivatives was a liability of $354 million and $310 million, full contract fair value was a liability of $2.4 billion and $3.6 billion and hedge target fair value was a liability of $2.4 billion and $3.5 billion. For the period ending December 31, 2021 and 2020, FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized gain of $356 million and $740 million, respectively. FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2021 and 2020, the FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred liability of $76 million and $355 million, respectively. For the periods ending December 31, 2021 and 2020, amortization was a realized gain of $19 million and $41 million, respectively. FV change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All FV changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/liabilities are being amortized over 10 years.

The Company has determined that its other derivative financial instruments do not qualify for hedge accounting. As a result, excluding the special accounting treatment for limited derivatives hedging variable annuity guarantees noted above, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $139 million in 2021, an unrealized capital gain of $271 million in 2020 and an unrealized capital gain of $981 million in 2019, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2021, as a result increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2021, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $418 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2021			December 31, 2020
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$24,013	$1,829	$1,829	$35,628	$1,723	$1,723
Foreign exchange contracts	5,217	494	494	2,823	384	384
Equity contracts	54,151	4,358	4,358	48,218	5,707	5,707
Credit contracts	1,840	-	-	3,680	2	2
Derivative assets, gross	85,221	6,681	6,681	90,349	7,816	7,816
Counter party netting*	-	(5,599)	(5,599)	-	(6,841)	(6,841)
Derivative assets, net	$85,221	$1,082	$1,082	$90,349	$975	$975
Liabilities:
Interest rate contracts	$23,713	$1,571	$1,571	$21,921	$1,404	$1,404
Foreign exchange contracts	5,874	327	327	7,165	567	567
Equity contracts	37,065	3,924	3,924	35,368	5,102	5,102
Credit contracts	-	-	-	-	-	-
Other contracts	52	-	-	54	6	6
Derivative liabilities, gross	66,704	5,822	5,822	64,508	7,079	7,079
Counter party netting*	-	(5,599)	(5,599)	-	(6,841)	(6,841)
Derivative liabilities, net	$66,704	$223	$223	$64,508	$238	$238

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2021		December 31, 2020
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$6,681	$(5,822)	$7,816	$(7,079)
Amount offset	(5,599)	5,599	(6,841)	6,841
Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$1,082	$(223)	$975	$(238)

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2021		December 31, 2020
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$24,013	2071	$35,628	2069
Foreign exchange contracts	5,217	2051	2,823	2048
Equity contracts	54,151	2028	48,218	2028
Credit contracts	1,840	2026	3,680	2025
Derivative liabilities:
Interest rate contracts	23,713	2070	21,921	2070
Foreign exchange contracts	5,874	2060	7,165	2060
Equity contracts	37,065	2023	35,368	2022
Credit contracts	-		-
Other contracts	52	2042	54	2042

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The credit exposure to the Company’s derivative contracts aggregated $978.2 million and $1.0 billion at December 31, 2021 and 2020, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2021
Assets:
Bonds	$117,841	$107,761	$-	$102,757	$15,084
Preferred stocks	83	79	-	83	-
Common stocks	158	158	-	158	-
Cash, cash equivalents and short-term investments	802	802	170	632	-
Mortgage loans	23,331	22,276	-	-	23,331
Contract loans	1,164	1,164	-	-	1,164
Receivables for securities	197	197	-	197	-
Securities lending reinvested collateral assets	1,727	1,727	-	1,727	-
Separate account assets	13,248	12,492	-	13,248	-
Liabilities:
Policy reserves and contractual liabilities	12,293	11,518	-	153	12,140
Payable for securities	678	678	-	678	-
Payable for securities lending	2,426	2,426	-	2,426	-
December 31, 2020
Assets:
Bonds	$119,814	$104,978	$-	$104,516	$15,298
Preferred stocks	95	85	9	82	4
Common stocks	139	139	-	139	-
Cash, cash equivalents and short-term investments	1,059	1,059	68	991	-
Mortgage loans	22,934	21,378	-	-	22,934
Contract loans	1,235	1,235	-	-	1,235
Receivables for securities	106	106	-	106	-
Securities lending reinvested collateral assets	1,692	1,692	-	1,692	-
Separate account assets	9,937	9,563	-	9,937	-
Liabilities:
Policy reserves and contractual liabilities	13,327	12,154	-	199	13,128
Payable for securities	257	257	-	257	-
Payable for securities lending	1,679	1,679	-	1,679	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2021
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$2	$11	$-	$13
Total bonds	-	2	11	-	13
Preferred stock
Industrial and miscellaneous	5	1	6	-	12
Total preferred stock	5	1	6	-	12
Common stock
Industrial and miscellaneous	7	-	-	-	7
Mutual funds	-	1	-	-	1
Total common stock	7	1	-	-	8
Derivative assets:
Interest rate contracts	-	1,829	-	-	1,829
Foreign exchange contracts	-	494	-	-	494
Equity contracts	5	3,942	410	-	4,357
Counterparty netting	-	-	-	(5,599)	(5,599)
Total derivative assets	5	6,265	410	(5,599)	1,081
Separate account assets	55,769	2,037	-	-	57,806
Total assets at fair value	$55,786	$8,306	$427	$(5,599)	$58,920
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,570	$-	$-	$1,571
Foreign exchange contracts	-	327	-	-	327
Equity contracts	1	3,901	22	-	3,924
Counterparty netting	-	-	-	(5,599)	(5,599)
Total derivative liabilities	2	5,798	22	(5,599)	223
Total liabilities at fair value	$2	$5,798	$22	$(5,599)	$223
December 31, 2020
Assets at fair value:
Bonds
U.S. special revenue	$-	$14	$2	$-	$16
Industrial and miscellaneous	-	16	10	-	26
Total bonds	-	30	12	-	42
Common stock
Industrial and miscellaneous	5	-	-	-	5
Mutual funds	-	50	-	-	50
Parent, subsidiaries and affiliates	4	-	-	-	4
Total common stock	9	50	-	-	59
Derivative assets:
Interest rate contracts	-	1,723	-	-	1,723
Foreign exchange contracts	-	384	-	-	384
Equity contracts	8	5,521	179	-	5,708
Credit contracts	-	-	2	-	2
Counterparty netting	-	-	-	(6,841)	(6,841)
Total derivative assets	8	7,628	181	(6,841)	976
Separate account assets	51,430	2,103	-	-	53,533
Total assets at fair value	$51,447	$9,811	$193	$(6,841)	$54,610
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,403	$-	$-	$1,404
Foreign exchange contracts	-	567	-	-	567
Equity contracts	8	5,045	49	-	5,102
Other contracts	-	-	6	-	6
Counterparty netting	$-	$-	$-	$(6,841)	$(6,841)
Total derivative liabilities	9	7,015	55	(6,841)	238
Total liabilities at fair value	$9	$7,015	$55	$(6,841)	$238
* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2019	$14	75	$3	$69	$161	$6
Total realized/unrealized capital gains or losses:
Included in net income (loss)	-	-	(7)	(19)	(26)	12
Included in surplus	(1)	-	(1)	67	65	23
Purchases, issuances and settlements	(2)	-	2	40	40	(11)
Transfers into Level 3	15	-	23	-	38	-
Transfers out of Level 3	(25)	(75)	-	-	(100)	-
Balance, December 31, 2019	$1	-	$20	$157	$178	$30
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(2)	-	-	88	86	44
Included in surplus	2	1	-	30	33	24
Purchases, issuances and settlements	(14)	-	(30)	(94)	(138)	(43)
Transfers into Level 3	39	1	10	-	50	-
Transfers out of Level 3	(14)	(2)	-	-	(16)	-
Balance, December 31, 2020	$12	-	$-	$181	$193	$55
Total realized/unrealized capital gains or losses:
Included in net income (loss)	(9)	14	10	(56)	(41)	7
Included in surplus	15	-	-	28	43	(49)
Purchases, issuances and settlements	(43)	(12)	(10)	258	193	9
Transfers into Level 3	38	4	-	52	94	-
Transfers out of Level 3	(2)	-	-	(53)	(55)	-
Balance, December 31, 2021	$11	6	$-	$410	$427	$22

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2021 and 2020, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2021 and 2020 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2021
Derivative assets at fair value	$5	$6,266	$410	$6,681
Derivative liabilities at fair value	2	5,798	22	5,822

December 31, 2020
Derivative assets at fair value	$8	$7,628	$181	$7,817
Derivative liabilities at fair value	9	7,015	55	7,079

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2021	2020
Life insurance	$40,862	$39,829
Annuities (excluding supplementary contracts with life contingencies)	84,078	80,859
Supplementary contracts with life contingencies	582	560
Accidental death benefits	16	17
Disability - active lives	33	34
Disability - disabled lives	221	237
Excess of VM-21 reserves over basic reserves	181	1,504
Excess of AG 43 reserves over basic reserves	-	-
Deficiency reserves	1,351	1,477
Other miscellaneous reserve	1,324	1,077
Gross life and annuity reserves	128,648	125,594
Reinsurance ceded	(24,568)	(24,330)
Net life and annuity reserves	104,080	101,264
Accident and health reserves
Unearned premium reserves	8	9
Present value of amounts not yet due on claims	202	215
Additional contract reserves	537	544
Gross accident and health reserves	747	768
Reinsurance ceded	(11)	(12)
Net accident and health reserves	736	756
Aggregate policy reserves	$104,816	$102,020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2021

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$30,463	$2,182	$-	$32,645	28.04	%
b. At book value less current surrender charge of 5% or more	9,468	-	-	9,468	8.13	%
c. At fair value	-	39	34,380	34,419	29.56	%
d. Total with market adjustment or at fair value	39,931	2,221	34,380	76,532	65.73	%
e. At book value without adjustment (minimal or no charge or adjustment)	25,532	-	5	25,537	21.93	%
(2) Not subject to discretionary withdrawal	14,292	-	79	14,371	12.34	%
(3) Total (gross: direct + assumed)	$79,755	$2,221	$34,464	$116,440	100.00	%
(4) Reinsurance ceded	257	-	-	257
(5) Total (net)* (3) - (4)	$79,498	$2,221	$34,464	$116,183
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,606	$-	$-	$1,606
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:
	December 31, 2021

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$192	$67	$-	$259	0.80	%
b. At book value less current surrender charge of 5% or more	36	-	-	36	0.11	%
c. At fair value	-	-	18,579	18,579	57.37	%
d. Total with market adjustment or at fair value	228	67	18,579	18,874	58.28	%
e. At book value without adjustment (minimal or no charge or adjustment)	2,569	-	-	2,569	7.93	%
(2) Not subject to discretionary withdrawal	2,109	8,804	30	10,943	33.79	%
(3) Total (gross: direct + assumed)	$4,906	$8,871	$18,609	$32,386	100.00	%
(4) Reinsurance ceded	65	-	-	65
(5) Total (net)* (3) - (4)	$4,841	$8,871	$18,609	$32,321
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$13	$-	$-	$13
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):
	December 31, 2021

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$-	$-	$-	$-	-	%
b. At book value less current surrender charge of 5% or more	-	-	-	-	-	%
c. At fair value	-	-	-	-	-	%
d. Total with market adjustment or at fair value	-	-	-	-	-	%
e. At book value without adjustment (minimal or no charge or adjustment)	588	-	1	589	4.74	%
(2) Not subject to discretionary withdrawal	11,756	-	76	11,832	95.26	%
(3) Total (gross: direct + assumed)	$12,344	$-	$77	$12,421	100.00	%
(4) Reinsurance ceded	17	-	-	17
(5) Total (net)* (3) - (4)	$12,327	$-	$77	$12,404
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$181	$-	$-	$181
* Represents annuity reserves reported in separate accounts liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2021:

	December 31, 2021
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term policies with cash value	$1	$491	$3,061	$-	$-	$-
(2) Universal life	5,860	5,795	6,570	-	-	-
(3) Universal life with secondary guarantees	1,719	1,459	7,233	-	-	-
(4) Indexed universal life	708	616	713	-	-	-
(5) Indexed universal life with secondary guarantees	1,346	851	1,551	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	2,152	8,648	9,920	1,855	1,855	1,855
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	117	103	159	1,263	1,255	1,224
(10) Miscellaneous reserves	-	1	1	-	-	-
B. Not subject to discretionary withdrawal
or no cash values
(1) Term policies without cash value	XXX	XXX	$11,653	XXX	XXX	$-
(2) Accidental death benefits	XXX	XXX	16	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	33	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	221	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	2,407	XXX	XXX	-
C. Total (gross: direct + assumed)	$11,903	$17,964	$43,538	$3,118	$3,110	$3,079
D. Reinsurance ceded	6,312	9,266	24,223	-	-	-
E. Total (net) (C) - (D)	$5,591	$8,698	$19,315	$3,118	$3,110	$3,079

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

During 2019, AGL established an insulated subaccount CRT-1 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-1 was $9 million during the fourth quarter of 2021 and $11 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-1. The insulated separate account maintained a reserve of $180 million at December 31, 2021 for this subaccount CRT-1.

During 2020, AGL established an insulated subaccount CRT-2 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-2 to the general account, was $28 million during the fourth quarter of 2021 and $37 million on a

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-2. The insulated separate account maintained a reserve of $401 million at December 31, 2021 for this subaccount CRT-2.

During 2020, AGL established an insulated subaccount CRT-3 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-3 was $117 million during the fourth quarter of 2021 and $25 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-3. The insulated separate account maintained a reserve of $486 million at December 31, 2021 for this subaccount CRT-3.

During 2021, AGL established an insulated subaccount CRT-5 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account CRT-5 to the subaccount was $49 million during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-5. The insulated separate account maintained a reserve of $230 million at December 31, 2021 for this subaccount CRT-5.

During 2021, AGL established an insulated subaccount CRT-6 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-6 to the general account was $23 million during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-6. The insulated separate account maintained a reserve $196 million at December 31, 2021 for this subaccount CRT-6.

During 2021, AGL established an insulated subaccount CRT-7 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-7 to the general account was $0 during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-7. The insulated separate account maintained a reserve $721 million at December 31, 2021 for this subaccount CRT-7.

During 2021, AGL established an insulated subaccount CRT-8 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-8 to the general account was $0 during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-8. The insulated separate account maintained a reserve $807 million at December 31, 2021 for this subaccount CRT-8.

The following table presents separate account assets by product or transaction:

	December 31, 2021		December 31, 2020
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$54,057	$-	$49,901	$-
Variable life	3,750	-	3,574	-
Bank-owned life insurance - hybrid	463	-	464	-
Deferred annuities with MVA features	428	-	452	-
Terminal funding	9,759	-	6,897	-
Stable value wrap	-	-	57	-
Annuities with MVA features	-	1,818	-	1,727
Fixed annuities excess interest adjustment features	-	23	-	23
Total	$68,457	$1,841	$61,345	$1,750

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2021 and 2020 is $5.3 billion and $6.2 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

There was no separate account business seed money at December 31, for both 2021 and 2020.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2021	$539	$36
2020	450	43
2019	383	35
2018	324	41
2017	292	40

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed Guarantee less than or equal to 4%	Non- indexed Guarantee more than 4%	Non- guaranteed Separate Accounts	Total
December 31, 2021
Premiums, considerations or deposits	$414	$-	$9	$6,659	$7,082
Reserves for accounts with assets at:
Market value	$-	$-	$-	$56,703	$56,703
Amortized costs	1,805	9,370	361	-	11,536
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,805	$8,840	$361	$-	$11,006
At market value	-	-	-	56,565	56,565
Subtotal	1,805	8,840	361	56,565	67,571
Not subject to discretionary withdrawal	-	530	-	138	668
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
December 31, 2020
Premiums, considerations or deposits	$287	$-	$15	$4,263	$4,565
Reserves for accounts with assets at:
Market value	$-	$-	$-	$52,439	$52,439
Amortized costs	1,542	6,988	404	-	8,934
Total reserves	$1,542	$6,988	$404	$52,439	$61,373
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,542	$5,360	$404	$-	$7,306
At market value	-	-	-	52,324	52,324
Subtotal	1,542	5,360	404	52,324	59,630
Not subject to discretionary withdrawal	-	1,628	-	114	1,742
Total reserves	$1,542	$6,988	$404	$52,438	$61,372
December 31, 2019
Premiums, considerations or deposits	$397	$-	$16	$3,693	$4,106
Reserves for accounts with assets at:
Market value	$-	$-	$-	$48,744	$48,744
Amortized costs	1,258	5,178	422	-	6,858
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,258	$3,567	$422	$-	$5,247
At market value	-	-	-	48,639	48,639
Subtotal	1,258	3,567	422	48,639	53,886
Not subject to discretionary withdrawal	-	1,611	-	105	1,716
Total reserves	$1,258	$5,178	$422	$48,744	$55,602

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2021	2020	2019
Transfers to separate accounts	$7,082	$4,553	$4,106
Transfers from separate accounts	(5,400)	(4,280)	(4,298)
Net transfers to separate accounts	1,682	273	(192)
Reconciling adjustments:
Deposit-type contracts	-	-	-
Total reconciling adjustments	-	-	-
Transfers as reported in the Statutory Statements of Operations	$1,682	$273	$(192)

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $0.2 billion and $1.5 billion at December 31, 2021 and 2020, respectively. The Company chose to record reserves in excess of VM-21 minimum reserves in December 31, 2021 and AG 43 in 2020, such that the reserves in both periods equal the C3 Phase II Total Asset Requirement level.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $0.7 billion and $0.8 billion at December 31, 2021 and 2020, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $439 million and $995 million at December 31, 2021 and 2020, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2021, 2020 and 2019, respectively. Policyholder dividends for the years ended December 31, 2021, 2020 and 2019 were $13 million, $5 million, and $4 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATION DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2021		December 31, 2020
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$1	$1	$19	$19
Ordinary renewal	(395)	164	(360)	212
Group life	(16)	(16)	1	1
Total	$(410)	$149	$(340)	$232

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Effective December 31, 2019, the Company entered into an excess of loss reinsurance agreement providing coverage for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the treaty. Effective October 1, 2020, the Company entered into an additional excess of loss reinsurance agreement covering certain fixed indexed annuities with guaranteed living benefits issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). The Company did not recognize any reserve credits associated with these treaties, but did recognize an asset related to a permitted practice, associated with the notional value of coverage defined in the treaties. Please see Note 2 for further details regarding the permitted practice.

Reinsurance premiums assumed in 2021, 2020 and 2019 were $2.3 billion, $1.1 billion and $0.2 billion, respectively. Reinsurance premiums ceded in 2021, 2020 and 2019 were $3.3 billion, $3.3 billion and $2.9 billion, respectively. Additionally, reserves on reinsurance assumed were $4.5 billion, $2.6 billion and $1.6 billion at December 31, 2021, 2020 and 2019, respectively. The reserve credit taken on reinsurance ceded was $24.6 billion, $24.4 billion and $24.0 billion at December 31, 2021, 2020 and 2019, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2021 and 2020, the Company’s reinsurance recoverables were $338 million and $364 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2016, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Life Co/ModCo Agreement), prior to the recapture of in-force business effective December 31, 2016. New

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

business is still ceded under this treaty. Concurrent with the recapture of this in-force business, the reserves were ceded to an unaffiliated reinsurer via amendment to a treaty effective July 1, 2016.

In 2021, the AGC Life Co/ModCo Agreement increased the Company’s pre-tax earnings by $333 million, while in 2020, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $337 million. In 2019, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $520 million.

AIG established Fortitude Reinsurance Company, Ltd. (“Fortitude Re”), a wholly owned subsidiary of Fortitude Group Holdings, LLC (“Fortitude Holdings”), in 2018 in a series of reinsurance transactions related to certain of AIG’s legacy operations. AIG established Fortitude Reinsurance Company, Ltd. (“Fortitude Re”), a wholly owned subsidiary of Fortitude Group Holdings, LLC (“Fortitude Holdings”), in 2018 in a series of reinsurance transactions related to certain of AIG’s legacy operations. In February 2018, The Company, Variable Annuity Life Insurance Company and US Life Insurance Company of New York (“USL”) entered into modified coinsurance (“modco”) agreements with Fortitude Re. On July 1, 2020, the Company and USL amended the modco agreements. Under the terms of the amendment, certain business ceded to Fortitude Re was recaptured by the Company and certain additional business was ceded by the Company to Fortitude Re.

In November 2018, AIG sold a 19.9% ownership interest in Fortitude Holdings to TC Group Cayman Investments Holdings, L.P. (“TCG”), an affiliate of Carlyle. On June 2, 2020, AIG completed the sale of a majority of the interests in Fortitude Holdings to Carlyle FRL, L.P. (“Carlyle FRL”), an investment fund advised by an affiliate of The Carlyle Group Inc. (“Carlyle”), and T&D United Capital Co., Ltd. (“T&D”), a subsidiary of T&D Holdings, Inc., under the terms of a membership interest purchase agreement entered into on November 25, 2019 by and among AIG, Fortitude Holdings, Carlyle FRL, Carlyle, T&D and T&D Holdings, Inc. (the “Majority Interest Fortitude Sale”). As a result of completion of the Majority Interest Fortitude Sale, Carlyle FRL purchased from AIG a 51.6% ownership interest in Fortitude Holdings and T&D purchased from AIG a 25% ownership interest in Fortitude Holdings; AIG retained a 3.5% ownership interest in Fortitude Holdings and one seat on its Board of Managers. On October 1, 2021, AIG, Inc. contributed its remaining 3.5% ownership interest in FGH Parent, L.P., to Corebridge. As of the closing of the Majority Interest Fortitude Sale, these reinsurance transactions are no longer considered affiliated transactions.

Following closing, in the second quarter of 2020, AIG contributed $135 million of the proceeds of the Majority Interest Fortitude Sale to USL. For further information regarding the Fortitude Re reinsurance transactions, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company’s statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of December 31, 2021
Statutory Statements of Assets, Liabilities and Capital and Surplus
Funds withheld				$238

Increase (Decrease) (in millions)	Initial Accounting	As of the Years Ended December 31, 2020, 2019, 2018 and 2017	Total Reported at December 31, 2020	As of and Year Ended December 31, 2021
Statutory Statement of Operations
Premiums and annuity considerations	$(22,152)	$(1,456)	$(23,608)	$(248)
Commissions and expense allowances	-	225	225	80
Reserve adjustments on reinsurance ceded	22,152	(6,671)	15,481	(1,854)
Total revenues	-	(7,902)	(7,902)	(2,022)
Death benefits	-	(1,030)	(1,030)	(285)
Annuity benefits	-	(4,068)	(4,068)	(967)
Surrender benefits	-	(511)	(511)	(134)
Other benefits	-	(989)	(989)	(254)
Other expenses	-	(1)	(1)	-
Total benefits and expenses	-	(6,599)	(6,599)	(1,640)
Net gain from operations before dividends to policyholders and federal income taxes	-	(1,303)	(1,303)	(382)
Dividends to policyholders	-	(47)	(47)	(9)
Net gain from operations after dividends to policyholders and before federal income taxes	$-	$(1,256)	$(1,256)	$(373)

In 2021 and 2019, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in increases in the Company’s pre-tax earnings of less than a million dollars. The Company did not commute any treaties with non-affiliated reinsurers in 2020.

The Company has an annuity Co/ModCo agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. At December 31, 2021 and 2020, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $5.6 billion and $6.0 billion, respectively. In 2021, 2020 and 2019, the Agreement decreased the Company’s pre-tax earnings by $1 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions for the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on our U.S. federal tax liabilities.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2021			December 31, 2020			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$2,970	$2,434	$5,404	$2,694	$1,968	$4,662	$276	$466	$742
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross DTA	2,970	2,434	5,404	2,694	1,968	4,662	276	466	742
DTA non-admitted	1,681	2,434	4,115	1,505	1,968	3,473	176	466	642
Net admitted DTA	1,289	-	1,289	1,189	-	1,189	100	-	100
DTL	435	-	435	430	-	430	5	-	5
Total	$854	$-	$854	$759	$-	$759	$95	$-	$95

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2021			December 31, 2020			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$-	$-	$-	$-	$-	$-	$-	$-	$-
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	854	-	854	759	-	759	95	-	95
1. Adjusted gross DTA expected to be realized following the reporting date	854	-	854	759	-	759	95	-	95
2. Adjusted gross DTA allowed per limitation threshold	-	-	1,498	-	-	1,329	-	-	169
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	435	-	435	430	-	430	5	-	5
DTA admitted as the result of application of SSAP 101	$1,289	$-	$1,289	$1,189	$-	$1,189	$100	$-	$100

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	785%	777%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$9,987	$8,857

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2021	2020	2019
Current income tax expense
Federal	$1,421	$961	$760
Foreign	1	-	-
Subtotal	1,422	961	760
Federal income tax on net capital gains (losses)	(3)	316	81
Federal income tax incurred	$1,419	$1,277	$841

	Years Ended December 31,
(in millions)	2021	2020	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,432	$1,255	$177
Investments	15	14	1
Deferred acquisition costs	947	817	130
Fixed assets	404	407	(3)
Compensation and benefits accrual	37	42	(5)
Tax credit carryforward	97	123	(26)
Other (including items less than 5% of total ordinary tax assets)	38	36	2
Subtotal	2,970	2,694	276
Non-admitted	1,681	1,505	176
Admitted ordinary deferred tax assets	1,289	1,189	100
Capital:
Investments	2,434	1,968	466
Subtotal	2,434	1,968	466
Non-admitted	2,434	1,968	466
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	1,289	1,189	100
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	107	104	3
Policyholder reserves	245	250	(5)
General expense	82	76	6
Other (including items less than 5% of total ordinary tax liabilities)	1	-	1
Subtotal	435	430	5
Capital:
Other (including items less than 5% of total capital tax liabilities)	-	-	-
Subtotal	-	-	-
Deferred tax liabilities	435	430	5
Net deferred tax assets	$854	$759	$95

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2021	2020	Change
Total adjusted deferred tax assets	$5,404	$4,662	$742
Total deferred tax liabilities	435	430	5
Net adjusted deferred tax assets	$4,969	$4,232	737
Tax effect of unrealized gains (losses)			116
Tax effect of prior year corrections			(48)
Change in net deferred income tax			$805

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2021		December 31, 2020		December 31, 2019
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$769	21.0%	$262	21.0%	$196	21.0%
Disregarded entities	(152)	(4.3)	7	0.6	10	1.1
Amortization of interest maintenance reserve	21	0.6	111	8.9	71	7.6
Surplus adjustments	(17)	(0.5)	62	5.1	(44)	(4.6)
Dividends received deduction	(15)	(0.4)	(20)	(1.6)	(29)	(3.1)
Other permanent adjustments	11	0.3	3	0.2	12	1.2
Prior year return true-ups and adjustments	(11)	(0.3)	7	0.5	(60)	(6.4)
Change in non-admitted assets	6	0.2	(13)	(1.0)	4	0.4
LTIP Shortfall Deduction	2	0.1	7	0.6	-	-
Change in valuation adjustment	-	-	-	-	(220)	(23.6)
Statutory income tax expense (benefit)	$614	16.7%	$426	34.3%	$(60)	(6.4)%

Federal income taxes incurred	$1,419	38.7%	$1,277	102.5%	$841	90.2%
Change in net deferred income taxes	(805)	(22.0)	(851)	(68.2)	(901)	(96.6)
Statutory income tax expense	$614	16.7%	$426	34.3%	$(60)	(6.4)%

At December 31, 2021, the Company had the following foreign tax credits carryforwards:

(in millions)
Year Expires	Amount
2022	$7
2023	1
2024	1
Total	$9

At December 31, 2021, the Company had no operating loss carryforwards or capital loss carryforwards.

At December 31, 2021, the Company had no alternative minimum tax credit.

At December 31, 2021, the Company had the following general business credit carryforwards:

(in millions)
Year Expires	Amount
2027	$3
2028	13
2029	19
2030	38
2031	7
2032	8
Total	$88

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2021, the Company had no charitable contribution carryforwards.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2019	$183
2020	441
2021	565
Total	$1,189

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $5.4 billion and concluded that no valuation allowance was required at December 31, 2021. Similarly, the Company concluded that no valuation allowance was required on the DTAs of $4.7 billion at December 31, 2020.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2021	2020
Gross unrecognized tax benefits at beginning of year	$17	$17
Increases in tax position for prior years	-	-
Decreases in tax position for prior years	(10)	-
Gross unrecognized tax benefits at end of year	$7	$17

At December 31, 2021 and 2020, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $7 million and $17 million respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2021 and 2020, the Company had accrued liabilities of $(0.1) million and $7 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2021, the Company recognized expense of $7 million interest (net of the federal benefit) and penalties. In 2020 and 2019 the Company recognized expense of less than $1 million interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2021, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2020 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2021.

Alternative Minimum Tax Credit

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)	2021
(1) Gross AMT Credit Recognized as:
a. Current year recoverable	$-
b. Deferred tax asset (DTA)	-

(2) Beginning balance of AMT credit carryforward	$1
(3) Amounts recovered	1
(4) Adjustments	-
(5) Ending Balance of AMT credit carryforward (5=2-3-4)	-
(6) Reduction for sequestration	-
(7) Nonadmitted by reporting entity	-
(8) Reporting entity ending balance (8=5-6-7)	$-

The Company joins in the filing of a consolidated federal income tax return with AIG.

The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table lists those companies that form part of the 2021 AIG consolidated federal tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited

AH SLP 1094 San Lucas, LLC	AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC

AH SubGP 1098 Green Pines, LLC	AH SubGP 1158 Flat Iron, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC	AH SubGP 1384 Woodglen, LLC

AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC	AH SubGP 1535 Hunter’s Run, LLC

AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC	AH SubGP 1631 Broadway, LLC

AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 641 McKinney Apartments, LLC

AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC	AH SubGP 785 Mayfield, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC	AH SubGP 929 Collinwood, LLC

AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC	AH SubGP MDL, LLC

AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC	AIG Assurance Company

AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.

AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.

AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.

AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.

AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.

AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC	AIG Mortgage Capital, LLC

AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.	AIG PC Global Services, Inc. United Kingdom	AIG Procurement Services, Inc.

AIG Property Casualty Company	AIG Property Casualty Europe Financing Ltd.	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management

AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)

AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.

AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC

AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l	AIGGRE Market Street II LLC	AIGGRE U.S. LT Apartments Investor Lexington

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III	AIGGRE U.S. Real Estate Fund IV Lexington

AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat

American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management

American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC

CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company

Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.

GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.

Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.

Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.

Lilac Heights LLC	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited

MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance

National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.

Prairie SAHP Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company
SAAHP GP Corp.	SAFG Capital LLC	SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC

SAHP GA III - SC LLC	Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC

SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company

SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC

SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets 83, LLC

SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.

The Insurance Company of the	The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated

The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]

Travel Guard Group, Inc.	Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company

Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.

Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2021, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company’s statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year’s statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company’s unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2022 without prior approval of the TDI is $2.6 billion. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2021, 2020 and 2019:

Date	Type	Cash or Non-cash	Amount (in millions)
2021
March 15, 2021	Ordinary	Cash	$199
June 15, 2021	Ordinary	Cash	266
September 24, 2021	Ordinary	Cash	214
December 22 2021	Extraordinary	Non-cash	295
December 27 2021	Ordinary	Cash	71
2019
March 28, 2019	Extraordinary	Cash	$330
June 26, 2019	Extraordinary	Cash	330
September 25, 2019	Ordinary	Cash	230

The Company’s cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share. The company paid no dividends to its parent in 2020.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2021	2020	2019
Defined benefit plans	$(11)	$(10)	$(2)
Postretirement medical and life insurance plans	1	1	1
Total	$(10)	$(9)	$(1)

Defined Contribution Plan

AIG sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $27 million, $27 million and $28 million in 2021, 2020 and 2019, respectively.

Share-based and Deferred Compensation Plans

AIG sponsors Long Term Incentive Plans (“LTIP”) that provide for annual awards to certain employees, including senior executive officers and other highly compensated employees that may be a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”), or stock options.

The number of PSUs issued on the grant date (the target) provides the opportunity for the LTIP participant to receive shares of AIG Common Stock based on AIG achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by AIG’s Compensation and Management Resources Committee for each annual grant and may differ from year to year. The actual number of PSUs earned can vary from zero to 200 percent of the target for the 2021, 2020 and 2019 awards, depending on AIG’s performance relative to a specified peer group and/or the outcome of pre-established financial goals, as applicable. RSUs and stock options are earned based on continued service by the participant.

Vesting occurs on January 1 of the year immediately following the end of the three-year performance period. For awards granted prior to 2017, vesting occurs in three equal installments beginning on January 1 of the year immediately following the end of a performance period and January 1 of each of the next two years. Recipients must be employed at each vesting date to be entitled to share delivery, except upon the occurrence of an accelerated vesting event, such as an involuntary termination without cause, disability, retirement eligibility or death during the vesting period.

LTI awards accrue dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs are subject to the same vesting terms and conditions as the underlying unit.

The Company receives an allocation from AIG for these expenses. The Company recognized compensation expenses of $28 million, $22 million and $27 million for the years ending December 31, 2021, 2020 and 2019, respectively, based on the value of AIG’s common stock on the date of grant of which all was recharged to related parties.

Modification of LTI Awards

During the third quarter of 2019, the Company added a modifier to the 2019 performance share units awarded to certain senior executives to cap payout at 100 percent of target if our total shareholder return for the three-year performance period is below peer median. The Company did not recognize any incremental compensation expense as a result of this modification. During the third quarter of 2020, the Company reduced the performance goals from three to two metrics for the 2018 LTI and 2019 LTI awards for certain PSU recipients.

19. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company’s interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2021 is $2.8 billion.

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2021	2020
Membership stock - Class B	$7	$7
Activity stock	129	129
Excess stock	22	2
Total	$158	$138

Actual or estimated borrowing capacity as determined by the insurer	$5,942	$4,560

The Company did not hold any Class A at December 31, 2021 or 2020.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$4,265	$4,469	$3,570	$3,810

Maximum amount pledged during reporting period	4,589	4,817	4,398	4,609

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2021	2020
Amount outstanding	$3,148	$3,148

Maximum amount borrowed during reporting period	$3,648	$3,148

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2021 or 2020.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148
10-year floating rate	February 15, 2018	1,277
10-year floating rate	February 15, 2018	175
10-year floating rate	February 6, 2018	87
10-year floating rate	January 25, 2018	31
10-year floating rate	January 13, 2017	57
10-year floating rate	February 1, 2017	67
7-year floating rate	May 24, 2017	52
10-year floating rate	June 15, 2016	254

20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $3.2 billion and $2.9 billion at December 31, 2021 and 2020, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2021, $2.0 billion are currently expected to expire in 2022, and the remainder by 2023 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2021 and 2020, the Company had $2.4 billion and $1.8 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $506 million are expected to expire in 2022 and the remainder by 2050, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2021, the future minimum lease payments under the operating leases are as follows:

(in millions)
2022	$16
2023	13
2024	6
2025	6
2026	5
Total	$46

Rent expense was $18 million, $19 million and $18 million in 2021, 2020 and 2019, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $38 million and $41 million for these guarantee fund assessments at December 31, 2021 and 2020, respectively. The Company has recorded receivables of $30 million and $31 million at December 31, 2021 and 2020, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2021 and 2020. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2021 and 2020, the Company had admitted assets of $152 million and $234 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

During 2021 and 2020, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Effective January 1, 2013, the California legislature enacted AB 1747 (the “Act”), which amended the Insurance Code to mandate that life insurance policies issued and delivered in California contain a 60-day grace period during which time the policies must remain in force after a premium payment is missed, and that life insurers provide both a 30-day minimum notification of lapse and the right of policy owners to designate a secondary recipient for lapse and termination notices. Following guidance from the California Department of Insurance and certain industry trade groups, AGL interpreted the Act to be prospective in nature, applying only to policies issued and delivered on or after the Act’s January 1, 2013, effective date. On July 18, 2017, AGL was sued in a putative class action captioned Moriarty v.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

American General Life Insurance Company, No. 17-cv-1709 (S.D. Cal.), challenging AGL’s prospective application of the Act. Plaintiff’s complaint, which is similar to complaints filed against other insurers, argues that policies issued and delivered prior to January 1, 2013, like the $1 million policy issued to Plaintiff’s husband do not lapse - despite nonpayment of premiums - if the insurer has not complied with the Act’s terms. On August 30, 2021, the California Supreme Court issued an opinion in McHugh v. Protective Life Insurance, 12 Cal. 5th 213 (2021), ruling that the Act applies to all policies in force on January 1, 2013, regardless of when the policies were issued. The District Court in Moriarty reached effectively the same result on October 2, 2020, when it held that the Act applied to Plaintiff’s husband’s 25-year term life insurance policy under the theory that the payment of premiums “renewed” Plaintiff’s policy after the effective date of the Act. However, the District Court in Moriarty also ruled on October 2, 2020, that various fact issues precluded a final determination as to AGL’s liability and what (if any) corresponding damages may have resulted. In addition, the District Court denied Plaintiff’s motion for class certification without prejudice on November 25, 2020. On February 7, 2022, Plaintiff filed motions for summary judgment and class certification; AGL has opposed both motions. In addition, on February 7, 2022, AGL filed a motion for partial summary judgment, which Plaintiff has opposed. The District Court heard arguments on these motions on April 11, 2022. Proceedings are ongoing in other California cases that raise similar industry-wide issues. We have accrued our current estimate of probable loss with respect to this litigation.

Standard of Care Development

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company’s activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the Internal Revenue Service (IRS) and the Pension Benefit Guaranty Corporation.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company’s businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company’s business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace. For further information regarding standard of care developments, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

Business Interruption Insurance Recoveries

The Company did not receive any business interruption insurance recoveries during the periods covered by this statement.

21. RELATED PARTY TRANSACTIONS

Sale of Certain AIG Life and Retirement Retail Mutual Funds Business

On February 8, 2021, AIG announced that SunAmerica Asset Management, LLC (“SAAMCo”), a subsidiary of the Company, entered into a definitive agreement with Touchstone Investments (“Touchstone”), an indirect wholly-owned subsidiary of Western & Southern Financial Group, to sell certain assets of SAAMCo’s Retail Mutual Funds business. As of June 30, 2021, SAAMCo’s Mutual Funds business managed $7.1 billion in assets across eighteen funds. The

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

transaction closed on July 16, 2021 at which time initial proceeds were received, and twelve retail mutual funds managed by SAAMCo, with $6.8 billion in assets, were reorganized into Touchstone funds. Additional consideration may be earned over a three-year period based on asset levels in certain reorganized funds. Six retail mutual funds managed by SAAMCo and not included in the transaction were liquidated. AIG Life and Retirement will retain its fund management platform and capabilities dedicated to its variable annuity insurance products.

Events Related to AIG

On October 26, 2020, AIG announced its intention to separate its Life and Retirement business from AIG. On November 2, 2021, AIG and Blackstone Inc. (“Blackstone”) completed the acquisition by Blackstone of a 9.9 percent equity stake in Corebridge for $2.2 billion in an all cash transaction, subject to adjustment if the final pro forma adjusted book value is greater or lesser than the target pro forma adjusted book value. As part of the separation, most of AIG’s investment operations were transferred to Corebridge or its subsidiaries as of December 31, 2021, and AIG entered into a long-term asset management relationship with Blackstone to manage an initial $50 billion of our existing investment portfolio beginning in the fourth quarter of 2021, with that amount increasing by increments of $8.5 billion per year for five years beginning in the fourth quarter of 2022, for an aggregate of $92.5 billion. In addition, Blackstone designated one member of the Board of Directors of Corebridge, which consists of 13 directors. Pursuant to the definitive agreement, Blackstone will be required to hold its ownership interest in Corebridge following the completion of the separation of the Life and Retirement business, subject to exceptions permitting Blackstone to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the initial public offering of Corebridge (the “IPO”), with the transfer restrictions terminating in full on the fifth anniversary of the IPO.

While it is currently believed that the IPO is the next step in the separation of the Life and Retirement business from AIG, no assurance can be given regarding the form that future separation transactions may take or the specific terms or timing thereof, or that a separation will in fact occur. Any separation transaction will be subject to the satisfaction of various conditions and approvals, including approval by the AIG Board of Directors, receipt of insurance and other required regulatory approvals, and satisfaction of any applicable requirements of the Securities and Exchange Commission (“SEC”). For further information regarding AIG’s announcement, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

On November 1, 2021, Corebridge declared a dividend payable to AIG in the amount of $8.3 billion. In connection with such dividend, Corebridge issued a promissory note to AIG in the amount of $8.3 billion, which will be required to be paid to AIG prior to the initial public offering of Corebridge. AIG released a press release announcing the completion of the sale. As of February 16, 2022, no amounts have been paid under the promissory note. Please refer to AIG Form 10-K dated February 17, 2022 for additional information.

On December 15, 2021, AIG and Blackstone Real Estate Income Trust (BREIT), a long-term, perpetual capital vehicle affiliated with Blackstone, completed the acquisition by BREIT of AIG’s interests in a U.S. affordable housing portfolio for $4.9 billion, in an all cash transaction. AIG’s interests in the affordable housing portfolio sold were primarily held through Corebridge with the remainder held through SA Affordable Housing, LLC, an affiliate of the Company.

COVID-19

The COVID-19 pandemic is still evolving, but it has caused significant societal disruption and created adverse economic impacts relevant to our business, such as a mortality increase as compared to pricing expectations, volatility in the capital markets, disruptions in the labor market, supply chain disruption, and most recently, an inflationary environment.

We cannot estimate the ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition and liquidity. We also cannot, at this time, estimate the full extent to which the pandemic has caused and may continue to cause certain risks to our business, including those discussed herein, to be heightened or realized.

For further information regarding the impact of COVID-19 on AIG and its businesses, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company’s commercial mortgage loans were transferred to special purpose entities (Selkirk No.1 Investments, Selkirk No.3A Investments ), with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. Selkirk No.1 Investments and Selkirk No.3V Investments was redeemed in full in 2021.

Lighthouse VI

During 2013, the Company, along with its affiliate, The Variable Annuity Life Insurance Company (“VALIC”) executed three transactions (Lighthouse I, Lighthouse II, and Lighthouse III) in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company’s Representative Security Account (RSA). In each transaction, a portion of the Company’s securities were transferred to the RSA of VALIC in exchange for other VALIC securities. As of October 2021, the CTFs for the Lighthouse I and Lighthouse II transactions were liquidated.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (Ambrose 2013-2, Ambrose 2013-3, Ambrose 2013-5, Ambrose 2014-6). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. As of May 2021, all of the structured securities issued by the Ambrose entities, held by the Company were redeemed in full.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home’s and National Union’s audited statutory financial statements are filed with the SEC in the Company’s registration statements for variable products that are subject to the Guarantees.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. (“AIGB”) entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB’s books related to this agreement was approximately $330,000 at December 31, 2021 and 2020. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

During the year ended December 31, 2021, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the TDI.

Effective January 1, 2011, AGL entered into a Reinsurance Agreement (AGL-1101) with AGC Life pursuant to which certain blocks of life business issued by AGL were ceded to AGCL. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Insurance. Amendment 29 to the reinsurance agreement was approved by the TDI and MDOI effective December 31, 2020 to add certain term and universal life policies issued by AGL on or after January 1, 2020 to the reinsurance agreement. Amendment 29 will be closed to new business as of December 31, 2021.

On June 2, 2020, in connection with AIG’s completion of the sale of a majority of the interests in Fortitude Group Holdings, LLC, the Company executed an Amended and Restated Modified Coinsurance Agreement (the “Amended and Restated ModCo”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) with an effective date of June 1, 2020. Fortitude is a wholly owned subsidiary of Fortitude Group Holdings, LLC. The Amended and Restated ModCo amends and restates the Modified Coinsurance Agreement previously executed by the Company with Fortitude in February 2018. Following AIG’s completion of the aforementioned sale, Fortitude is no longer an affiliate of the Company.

On January 2, 2020, AGL sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by AIG Life Holdings, Inc. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to special surplus funds and will be subsequently amortized to unassigned surplus over a 10 year period. Amortization for the period ending December 31, 2021 and 2020 were $25 million each year.

AIG Life Holdings, Inc. issued two senior promissory notes to AGL in the amount of $150 million and $200 million (“2019 Promissory Notes”), respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG for the benefit of AGL, with maturity dates of five and four years respectively and interest rates of 2.52% and 2.40% per year respectively. On December 30, 2019, the TDI issued a letter allowing AGL to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP 25.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $263 million, $320 million, and $297 million in 2021, 2020 and 2019, respectively. AGLIC Bermuda made distributions to the Company of $113 million in 2021, $8 million in 2020 and $0 in 2019.

At December 31, 2021, the company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, Europe Fund I and Europe Fund II were approximately $87.5 million, $82.2 million, $128 million, $52.8 million and $192.2 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $90.7 million, $93.2 million, $128 million, $57.9 million and $229.9 million, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $93.9 million, $104.3 million, $396.9 million, $52.7 million and $249.9 million, respectively.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG, in which the Company and each such affiliate can borrow monies from AIG subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At both December 31, 2021 and 2020, the Company did not have notes payable balance outstanding under this facility.

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities at December 31, 2021:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AGLIC INVESTMENTS BERMUDA LTD.	$872	$-	$872	October 13, 2020
AGL LOAN INVESTMENTS CORPORATION	83	-	83	May 7, 2020
AIG Direct - SER B	4	4	-	NA
AIG Direct - SER A	4	4	-	NA
AIG Direct - NON VOTING	1	1	-	NA
AIG LIFE FUND HLDGS LTD	24	-	24	December 17, 2020
Sunamerica Affordable Housing LLC	349	-	349	NA
SunAmerica Asset Management LLC	48	48	-	NA
AIGGRE U.S. Real Estate Fund II, LP	184	-	184	NA
AIGGRE U.S. Real Estate Fund III, LP	226	-	226	NA
AIGGRE Europe Real Estate Fund I S.C.SP	31	-	31	NA
AIGGRE U.S. Real Estate Fund I, LP	(6)	-	(6)	NA
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	128	-	128	NA
AIGGRE U.S. Real Estate Fund IV, LP	112	-	112	NA
AIGGRE US Real Estate Fund IV Development Sidecar LP	1	-	1	NA
Southeast Industrial JV LLC	55	-	55	NA
Total	$2,116	$57	$2,059

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Capital Management Corporation, in the amount of $242 million and $823 million at December 31, 2021 and 2020, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $84 million and $100 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2021 and 2020, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $50 million, $43 million and $86 million under such agreements for expenses attributed to the Company but incurred by affiliates in 2021, 2020 and 2019, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $102 million in 2021, $119 million in 2020 and $111 million in 2019, respectively.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

22. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2021 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
07383UGB5	$3,896	$3,784	$112	$3,784	$3,893	03/31/2021
93364AAB8	4,933	4,929	4	4,929	4,887	03/31/2021
32051GJ55	1,317	1,312	5	1,312	1,315	03/31/2021
161546HD1	1,550	1,498	52	1,498	1,535	03/31/2021
2254W0JD8	826	812	14	812	726	03/31/2021
073914C50	46	-	46	-	-	03/31/2021
073914C43	24	-	24	-	-	03/31/2021
22541QR79	2,262	2,257	5	2,257	2,186	03/31/2021
126670MC9	451	443	8	443	446	03/31/2021
5899296T0	112	107	5	107	109	03/31/2021
05530VAA7	1,195	1,195	-	1,195	1,164	03/31/2021
94986QAA1	11,564	11,499	65	11,499	11,039	03/31/2021
004421MW0	5,159	5,101	58	5,101	5,045	03/31/2021
126685DB9	1,362	1,265	97	1,265	1,297	03/31/2021
466247ED1	474	416	58	416	470	03/31/2021
61745MWR0	30	5	25	5	3	03/31/2021
126380AU8	671	582	89	582	532	03/31/2021
073914C76	16	-	16	-	-	03/31/2021
617445CM1	2	-	2	-	2	03/31/2021
073914D34	18	-	18	-	-	03/31/2021
693675BQ2	1,278	1,265	13	1,265	1,213	03/31/2021
693675BR0	733	732	1	732	692	03/31/2021
Quarterly Total	$37,919	$37,202	$717	$37,202	$36,554
3622MSAA0	$753	$710	$43	$710	$616	06/30/2021
31359UPW9	450	428	22	428	413	06/30/2021
466247GJ6	6	-	6	-	-	06/30/2021
885220HM8	1,342	1,338	4	1,338	1,443	06/30/2021
86359BXM8	33	33	-	33	33	06/30/2021
576434EX8	34	15	19	15	13	06/30/2021
5899296D5	49	18	31	18	18	06/30/2021
02149QAA8	29,578	17,925	11,653	17,925	28,237	06/30/2021
004421MR1	984	685	299	685	981	06/30/2021
Quarterly Total	$33,229	$21,152	$12,077	$21,152	$31,754
07384YNJ1	468	468	-	468	487	09/30/2021
92922FG93	3,814	3,814	-	3,814	5,468	09/30/2021
126673Z39	10,375	10,375	-	10,375	15,557	09/30/2021
86360WAD4	1,979	1,563	416	1,563	1,916	09/30/2021
362290AM0	80	64	16	64	74	09/30/2021
Quarterly Total	$16,716	$16,284	$432	$16,284	$23,502
		Year-end total	$13,226

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

disclosures. The Company has evaluated subsequent events through April 22, 2022, the date the financial statements were issued.

Following receipt of all regulatory approvals and the satisfaction of other conditions, effective as of January 1, 2022, AIG Life Holdings Inc., sold to an affiliate of Fortitude Re all of the outstanding capital stock of Fortitude Life & Annuity Solutions, Inc. (“FLAS”), a licensed third party administrator. Concurrent with the closing of the sale, the Company and its affiliate, USL, each entered into an administrative services agreement and a third party administration agreement with FLAS pursuant to which each company transferred administration to FLAS of its life and annuity businesses ceded to Fortitude Re and certain of its other life policies and annuity contracts.

On March 28th, 2022, AIG announced a strategic partnership with BlackRock, Inc. (“BlackRock”), through which BlackRock will manage a significant portion of fixed income and other assets in the AIG and Life & Retirement investment portfolios. The arrangements contemplate BlackRock managing up to $60 billion of the global AIG investment portfolio and up to $90 billion of the Life & Retirement investment portfolio. Additionally, BlackRock’s Aladdin platform will provide investment management technology for both AIG and Life & Retirement.

On March 29, 2022, AIG issued a press release announcing that its majority-owned subsidiary, Corebridge Financial, Inc., intends to commence a private offering of senior unsecured notes (the “Notes”) in connection with the previously announced separation of AIG’s Life and Retirement business. The Notes will be offered in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Company paid an ordinary dividend of $400 million to AGC Life Insurance Company on March 28, 2022.

Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2021
Investment income earned:
Government bonds	$48
Other bonds (unaffiliated)	4,754
Bonds of affiliates	9
Preferred stocks (unaffiliated)	4
Common stocks (unaffiliated)	7
Common stocks of affiliates	326
Cash and short-term investments	14
Mortgage loans	949
Real estate	4
Contract loans	65
Other invested assets	1,348
Derivative instruments	167
Miscellaneous income	5
Gross investment income	$7,700

Real estate owned - book value less encumbrances	$9

Mortgage loans - book value:
Commercial mortgages	$20,471
Residential mortgages	1,553
Mezzanine loans	393
Affiliated commercial mortgages	24
Affiliated residential mortgages	80
Total mortgage loans	$22,521

Mortgage loans by standing - book value:
Good standing	$22,081
Good standing with restructured terms	405
Interest overdue more than 90 days, not in foreclosure	35
Foreclosure in process	-
Total mortgage loans	$22,521

Partnerships - statement value	$6,681

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$350
Common stocks	979

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$6,675
Over 1 year through 5 years	23,554
Over 5 years through 10 years	26,304
Over 10 years through 20 years	16,400
Over 20 years	35,474
Total maturity	$108,407

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$59,838
Class 2	40,881
Class 3	4,189
Class 4	2,932
Class 5	465
Class 6	102
Total by class	$108,407

Total bonds, short-term and cash equivalent bond investments publicly traded	$64,065
Total bonds, short-term and cash equivalent bond investments privately placed	44,343

Preferred stocks - statement value	$91
Common stocks - market value	1,144
Short-term investments - book value	632
Cash equivalents - book value	357
Options, caps and floors owned - statement value	729
Collar, swap and forward agreements open - statement value	127
Futures contracts open - current value	4
Cash on deposit	(188)

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2021
Life insurance in-force:
Industrial	$735
Ordinary	81,524
Credit	-
Group	4,058

Amount of accidental death insurance in-force under ordinary policies	4,600

Life insurance policies with disability provisions in-force:
Industrial	202
Ordinary	39,064
Group life	39

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	703
Income payable	378

Ordinary - involving life contingencies:
Amount on deposit	263
Income payable	80

Group - not involving life contingencies:
Amount on deposit	1
Annuities:
Ordinary:
Immediate - amount of income payable	$1,358
Deferred, fully paid - account balance	60,348
Deferred, not fully paid - account balance	41,214

Group:
Amount of income payable	552
Fully paid - account balance	535
Not fully paid - account balance	20,974

Accident and health insurance - premiums in-force:
Other	$76
Group	-
Credit	-
Deposit funds and dividend accumulations:
Deposit funds - account balance	$7,256
Dividend accumulations - account balance	535

Claim payments in 2021:
Group accident & health:
2021	$46
2020	75
2019	111
2018	466
2017	11,021
Prior	141,018

Other accident & health:
2021	(81,919)
2020	(58,930)
2019	(14,085)
2018	56,897
2017	67,620
Prior	287,144

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2021

(in millions)

1.   The Company’s total admitted assets as of December 31, 2021 are $217.1 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2021 are $146.8 billion.

2.   Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	OIA	$1,113	0.80%
b.	AIG Global Real Estate Investment Corp	OIA RE	802	0.50
c.	Amazon.com, Inc.	BONDS	755	0.50
d.	Duke Energy Corporation	BONDS	682	0.50
e.	Senior Direct Lending Program LLC	BONDS	618	0.40
f.	American Electric Power Company, Inc.	BONDS	600	0.40
g.	Microsoft Corporation	BONDS	580	0.40
h.	CVS Health Corporation	BONDS	565	0.40
i.	Comcast Corporation	BONDS	546	0.40
j.	Exelon Corporation	BONDS	533	0.40

3.   The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$59,839	40.80%	P/RP - 1	$74	0.10%
NAIC - 2	40,881	27.80	P/RP - 2	6	-
NAIC - 3	4,189	2.90	P/RP - 3	5	-
NAIC - 4	2,932	2.00	P/RP - 4	-	-
NAIC - 5	465	0.30	P/RP - 5	6	-
NAIC - 6	102	0.10	P/RP - 6	-	-

4.   Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$12,914	8.80%
b.	Foreign currency denominated investments	1,300	0.90
c.	Insurance liabilities denominated in that same foreign currency	-	-

5.   Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$10,369	7.10%
b.	Countries rated NAIC - 2	1,512	1.00
c.	Countries rated NAIC - 3 or below	1,033	0.70

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

6.   Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: Cayman Islands	$2,379	1.60%
Country 2: United Kingdom	1,474	1.00
b. Countries rated NAIC - 2
Country 1: Mexico	495	0.30
Country 2: Indonesia	289	0.20
c. Countries rated NAIC - 3 or below
Country 1: Colombia	190	0.10
Country 2: Turkey	49	-

7.   Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$1,300	0.90%

8.   Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$1,259	0.90%
b. Countries rated NAIC - 2	-	-
c. Countries rated NAIC - 3 or below	42	-

9.   Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: Ireland	$849	0.60%
Country 2: United Kingdom	307	0.20
b. Countries rated NAIC - 2
Country 1:	-	-
Country 2:	-	-
c. Countries rated NAIC - 3 or below
Country 1: Brazil	2	-
Country 2:	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

10.   Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	Royal Dutch Shell plc	NAIC 1 - Bonds	$324	0.20%
b.	Usil Finance Designated Activity Company	MORTGAGE LOAN	213	0.10
c.	HSBC Holdings plc	NAIC 1 & 2 - Bonds	200	0.10
d.	AstraZeneca PLC	NAIC 1 & 2 - Bonds	174	0.10
e.	Barclays PLC	NAIC 2 - Bonds	166	0.10
f.	Groupe BPCE	NAIC 1 & 2 - Bonds	152	0.10
g.	Deutsche Telekom AG	NAIC 2 - Bonds	136	0.10
h.	Enel S.p.A.	NAIC 2 - Bonds	132	0.10
i.	Cooperatieve Rabobank U.A.	NAIC 1 & 2 - Bonds	128	0.10
j.	Credit Suisse Group AG	NAIC 2 - Bonds	122	0.10

11.   Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12.   Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13.   The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1,113	0.80%
b.	AIG Global Real Estate Investment Corp	802	0.50
c.	SUNAMERICA INVESTMENT INC.	349	0.20
d.	Think Investments LLC	283	0.20
e.	AIG Home Loan	262	0.20
f.	GENERAL ATLANTIC	211	0.10
g.	Federal Home Loan Banks	158	0.10
h.	Tiger Global Management LLC	155	0.10
i.	TEACHERS INSUR & ANNUITY	142	0.10
j.	MS Term Facility	134	0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

14.   Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,813	1.20%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$335	0.20
b.	Think Investments Fund LP	283	0.20
c.	AIG Home Loan 2 LLC	262	0.20

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,113	$1,113	$-
b.	AIG Global Real Estate Investment Corp	802	-	802
c.	SUNAMERICA INVESTMENT INC.	349	349	-
d.	Think Investments LLC	283	283	-
e.	AIG Home Loan	262	262	-
f.	GENERAL ATLANTIC	211	211	-
g.	Tiger Global Management LLC	155	155	-
h.	TEACHERS INSUR & ANNUITY	142	142	-
i.	MS Term Facility	134	-	134
j.	Project Bard BRED Repo Loan (AIG)	129	-	129

15.   Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16.   Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.20%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	348	0.20
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555180, DK	333	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	284	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555161, GBR	272	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	271	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	235	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY	234	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555164, GBR	233	0.20

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$1,524	1.00%
b.	Mortgage loans over 90 days past due	63	-
c.	Mortgage loans in the process of foreclosure	1	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	36	-

17.   Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$-	-%	$127	0.10%	$-	-%
b.	91% to 95%	3	-	67	-	-	-
c.	81% to 90%	37	-	344	0.20	-	-
d.	71% to 80%	497	0.30	1,563	1.10	-	-
e.	below 70%	1,096	0.70	18,543	12.60	-	-
18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19.  Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20.   The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Securities lending (do not include assets held as collateral for such transactions)	$2,107	1.40%	$1,530	$1,671	$1,695
b.	Repurchase agreements	117	0.10	116	148	131
c.	Reverse repurchase agreements	-	-	-	-	-
d.	Dollar repurchase agreements	-	-	-	-	-
e.	Dollar reverse repurchase agreements	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$-	-%	$-	-%
b. Income generation	-	-	-	-
c. Other	-	-	-	-

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$825	0.60%	$853	$825	$828
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$152	0.10%	$146	$156	$127
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2021

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,351	0.9%	$1,351	$-	$1,351	0.9%
All other governments	2,960	2.1	2,960	-	2,960	2.1
U.S. states, territories and possessions, etc. guaranteed	349	0.2	349	-	349	0.2
U.S. political subdivisions of states, territories, and possessions, guaranteed	336	0.2	336	-	336	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	6,820	4.8	6,820	-	6,820	4.8
Industrial and miscellaneous	92,129	64.5	92,129	-	92,129	64.5
Hybrid securities	525	0.4	525	-	525	0.4
Parent, subsidiaries and affiliates	350	0.2	350	-	350	0.2
SVO identified funds	-	-	-	-	-	-
Unaffiliated Bank loans	2,955	2.1	2,955	-	2,955	2.1
Total long-term bonds	107,775	75.4	107,775	-	107,775	75.4
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	91	0.1	91	-	91	0.1
Parent, subsidiaries and affiliates	-	-	-	-	-	-
Total preferred stocks	91	0.1	91	-	91	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	7	-	7	-	7	-
Industrial and miscellaneous Other (Unaffiliated)	158	0.1	158	-	158	0.1
Parent, subsidiaries and affiliates Publicly traded	872	0.6	872	-	872	0.6
Parent, subsidiaries and affiliates Other	115	0.1	106	-	106	0.1
Mutual funds	1	-	1	-	1	-
Total common stocks	1,153	0.8	1,144	-	1,144	0.8
Mortgage loans:
Farm mortgages	-	-	-	-	-	-
Residential mortgages	1,633	1.1	1,633	-	1,633	1.1
Commercial mortgages	20,495	14.3	20,495	-	20,495	14.4
Mezzanine real estate loans	393	0.3	393	-	393	0.3
Total valuation allowance	(245)	(0.2)	(245)	-	(245)	(0.2)
Total mortgage loans	22,276	15.5	22,276	-	22,276	15.6
Real estate:
Properties occupied by company	6	-	6	-	6	-
Properties held for production of income	3	-	3	-	3	-
Properties held for sale	-	-	-	-	-	-
Total real estate	9	-	9	-	9	-
Cash, cash equivalents and short-term investments:
Cash	(188)	(0.1)	(188)	1,329	1,141	0.8
Cash equivalents	357	0.3	357	399	756	0.5
Short-term investments	632	0.4	632	-	632	0.4
Total cash, cash equivalents and short-term investments	801	0.6	801	1,728	2,529	1.7
Contract loans	1,184	0.8	1,164	-	1,164	0.8

Derivatives	1,082	0.8	1,082	-	1,082	0.8

Other invested assets	6,552	4.6	6,429	-	6,429	4.5

Receivables for securities	197	0.1	197	-	197	0.1

Securities lending	1,727	1.2	1,727	XXX	XXX	XXX

Other invested assets	91	0.1	91	-	91	0.1

Total invested assets	$142,938	100%	$142,786	$1,728	$142,787	100%

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: ________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: ________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more features which may result in delays in payment in form of in fact:

(a)	Provisions that permit the reporting of losses to be made less frequent than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of Contract	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance - new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ X ] No [ ]		Yes [ ] No [ X ] N/A [ ]

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2021

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(e)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(f)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

National Union Fire Insurance Company of Pittsburgh, Pa.

An AIG Company

NAIC Code: 19445

Statutory Basis Financial Statements

As of December 31, 2021 and 2020

and for the years ended December 31, 2021, 2020 and 2019

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

Statutory Basis Financial Statements

As of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors of National Union Fire Insurance Company of Pittsburgh, Pa.:

Opinions

We have audited the accompanying statutory basis financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. (the “Company”), which comprise the statements of admitted assets, and of liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and changes in capital and surplus, and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations and changes in capital and surplus, or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 25, 2022

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Admitted Assets

	December 31,	December 31,

	2021	2020

Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2021 - $12,052; 2020 - $12,793)	$11,760	$12,218
Common stocks, at carrying value (cost: 2021 - $198; 2020 - $372)	201	488
Preferred stocks, primarily at fair value (cost: 2021 - $1; 2020 - $0)	1	-
Other invested assets (cost: 2021 - $1,491; 2020 - $1,361)	2,058	1,806
Mortgage loans	3,180	3,192
Derivative instruments	33	-
Short-term investments, at amortized cost (approximates fair value)	113	113
Cash and cash equivalents	616	361
Receivable for securities sold	66	17
Total cash and invested assets	$18,028	$18,195

Investment income due and accrued	$110	$161
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,177	1,085
Premiums and installments booked but deferred and not yet due	149	140
Accrued retrospective premiums	355	435
High deductible recoverable on paid losses	37	40
Reinsurance recoverable on paid losses	646	601
Funds held by or deposited with reinsurers	297	261
Net deferred tax assets	558	622
Receivables from parent, subsidiaries and affiliates	387	411
Other assets	187	296
Allowance for uncollectible accounts	(39)	(40)
Total admitted assets	$21,892	$22,207

See Notes to Statutory Basis Financial Statements

5	STATEMENTS OF ADMITTED ASSETS – As of December 31, 2021 and 2020

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions, Except Par Value Per Share Information)

Statements of Liabilities, Capital and Surplus

	December 31,	December 31,

	2021	2020

Liabilities
Reserves for losses and loss adjustment expenses	$8,924	$8,955
Unearned premium reserves	2,782	2,720
Commissions, premium taxes, and other expenses payable	123	119
Reinsurance payable on paid loss and loss adjustment expenses	332	816
Current federal and foreign taxes payable to parent	31	18
Funds held by company under reinsurance treaties	1,707	1,832
Provision for reinsurance	16	16
Ceded reinsurance premiums payable, net of ceding commissions	631	465
Collateral deposit liability	437	277
Payable for securities purchased	40	46
Payable to parent, subsidiaries and affiliates	757	809
Derivative instruments	-	1
Other liabilities	456	404
Total liabilities	$16,236	$16,478

Capital and Surplus
Common capital stock, $5 par value, 1,000,000 shares authorized, 895,750 shares issued and outstanding	$4	$4
Capital in excess of par value	3,910	4,810
Unassigned surplus	1,065	108
Special surplus funds from reinsurance	677	807
Total capital and surplus	5,656	5,729
Total liabilities, capital and surplus	$21,892	$22,207

See Notes to Statutory Basis Financial Statements

6	STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2021 and 2020

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,

	2021	2020	2019
Statements of Operations
Underwriting income:
Premiums earned	$4,467	$4,816	$5,339
Underwriting deductions:
Losses incurred	2,760	3,357	3,066
Loss adjustment expenses	213	369	812
Other underwriting expenses	1,583	1,542	1,898
Total underwriting deductions	4,556	5,268	5,776

Net underwriting loss	(89)	(452)	(437)
Investment gain:
Net investment income earned	731	612	740
Net realized capital gains (net of capital gains tax expense: 2021 - $14; 2020 - $19; 2019 - $32)	256	215	159
Net investment gain	987	827	899
Net loss from agents’ or premium balances charged-off	1	(2)	-
Other expense	(80)	(113)	(93)
Income after capital gains taxes and before federal income taxes	819	260	369
Federal and foreign income tax expense (benefit)	4	(10)	(21)
Net Income	$815	$270	$390
Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year	$5,729	$5,846	$5,519
Adjustment to beginning surplus (Note 2)	(3)	-	(7)
Capital and surplus, as of January 1,	5,726	5,846	5,512
Cumulative effect of changes in accounting principles	-	-	(26)
Other changes in capital and surplus:
Net income	815	270	390
Change in net unrealized capital (losses) gains (net of capital gains tax (benefit) expense: 2021 -$11; 2020 - $(2); 2019 - $17)	(93)	88	250
Change in net deferred income tax	(126)	(80)	(53)
Change in nonadmitted assets	85	9	69
Change in provision for reinsurance	-	-	3
Capital contribution	-	245	-
Return of capital	(900)	(700)	(220)
Change in ceded mortgage guaranty contingency reserve	12	184	-
Foreign exchange translation	149	(112)	(53)
Change in assumed mortgage guaranty contingency reserve	(12)	(21)	(26)
Total changes in capital and surplus	(70)	(117)	334
Capital and Surplus, as of December 31,	$5,656	$5,729	$5,846

See Notes to Statutory Basis Financial Statements

7	STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2021, 2020 and 2019

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,

	2021	2020	2019
Cash from Operations:
Premiums collected, net of reinsurance	$4,649	$4,828	$5,032
Net investment income	774	592	747
Miscellaneous income (expense)	13	(7)	13
Sub-total	5,436	5,413	5,792
Benefit and loss related payments	2,890	3,952	4,228
Commission and other expense paid	1,942	2,135	2,510
Federal and foreign income taxes (receipts) payments	(7)	11	(2)
Net cash provided from (used in) operations	611	(685)	(944)
Cash from Investments:
Proceeds from investments sold, matured, or repaid:
Bonds	4,954	3,466	3,034
Stocks	-	1	234
Mortgage loans	657	476	579
Other investments	1,125	1,116	1,041
Total proceeds from investments sold, matured, or repaid	6,736	5,059	4,888
Cost of investments acquired:
Bonds	6,094	3,089	2,283
Stocks	94	46	30
Mortgage loans	659	262	387
Other investments	715	567	823
Total cost of investments acquired	7,562	3,964	3,523
Net cash (used in) provided from investing activities	(826)	1,095	1,365
Cash from Financing and Miscellaneous Sources:
Capital contributions	-	245	-
Return of capital	(2)	(198)	(220)
Intercompany receipts (payments)	94	(175)	258
Net deposit activity on deposit-type contracts and other insurance	(11)	(2)	(1)
Collateral deposit liability receipts (payments)	160	1	(93)
Other receipts (payments)	229	(103)	(83)
Net cash provided from (used in) financing and miscellaneous activities	470	(232)	(139)
Net change in cash, cash equivalents and short-term investments	255	178	282
Cash, cash equivalents and short-term investments
Beginning of year	474	296	14
End of year	$729	$474	$296

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

8	STATEMENTS OF CASH FLOW – for the years ended December 31, 2021, 2020 and 2019

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

National Union Fire Insurance Company of Pittsburgh, Pa. (“the Company” or “National Union”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is a lead company of an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below, collectively named the Combined Pool. Effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies (the “2021 Repooling transaction”). The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile are as follows:

		Pool Participation	Pool Participation

	NAIC	Percentage as of	Percentage as of	State of

Company	Company	January 1, 2021	December 31, 2020	Domicile
National Union *	19445	35%	35%	Pennsylvania
American Home	19380	32%	35%	New York
Lexington	19437	30%	30%	Delaware
C&I	19410	3%	0%	New York
APCC	19402	0%	0%	Illinois
ISOP	19429	0%	0%	Illinois
New Hampshire	23841	0%	0%	Illinois
Specialty	26883	0%	0%	Illinois
Assurance	40258	0%	0%	Illinois
Granite	23809	0%	0%	Illinois
Illinois National	23817	0%	0%	Illinois
AIU	19399	0%	0%	New York

* Lead Company of the Combined Pool

As shown in the table above, the Company’s participation in the pool remained the same. As such, the change in the Combined Pooling Agreement has no effect on the Company’s reported assets, liabilities, surplus, operations or cash flow.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations.

9	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus for the year ending December 31:

2021

Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/Produced By
Glatfelter Underwriting Services, Inc.	23-2643776	n/a	Liability	C, CA, B, P, U	$470
183 Leader Heights Road York PA 17405
Total					$470

*Authority Codes Sample Listing:

C - Claims Payment

CA - Claims Adjustment

B - Binding Authority

P - Premium Collection

U - Underwriting

2020

Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/Produced By
Glatfelter Underwriting Services, Inc.	23-2643776	n/a	Liability	C, CA, B, P, U	$431
183 Leader Heights Road York PA 17405
Total					$431

*Authority Codes Sample Listing:

C - Claims Payment

CA - Claims Adjustment

B - Binding Authority

P - Premium Collection

U - Underwriting

There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2019.

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/Location	2021	2020	2019
California	$758	$597	$652
New York	494	467	405
Texas	535	410	430

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. operations, its Guam and Saipan branch operations, and its participation in the American International Overseas Association (the “Association”).

10	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The Company’s financial information as of and for the years ended December 31, 2021, 2020 and 2019 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

PA SAP recognizes only statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA DOI”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the PA DOI. The Commissioner of the PA DOI (“the Commissioner”) has the right to permit other specific practices that differ from prescribed practices.

PA SAP has prescribed the practice of discounting workers’ compensation known case and incurred but not reported (“IBNR”) loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

PA SAP has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. The permitted practice also allowed the Company to reflect the consideration as paid losses rather than a reduction in premiums earned. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the PA DOI’s risk based capital (“RBC”) and surplus requirements for the 2021, 2020 and 2019 reporting periods.

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,	SSAP #	FS Ref	2021	2020	2019
Net income, PA SAP			$815	$270	$390
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	(60)	40	110
Adverse Development Cover	62R	(a)	-	-	-
Net income (loss), NAIC SAP			755	310	500
Statutory surplus, PA SAP			5,656	5,729	5,846
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	(234)	(174)	(214)
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(b)	(51)	(43)	(54)
Adverse Development Cover	62R	(c)	(671)	(801)	(712)
Statutory surplus, NAIC SAP			$4,700	$4,711	$4,866

(a) Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b) Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

(c) Impacts Special surplus funds from reinsurance within the Statements of Liabilities, Capital and Surplus. Although the application of prospective reinsurance treatment to the ADC results in no overall change to surplus, the permitted practice applied results in any gain being restricted and reported in segregated surplus and does not form part of the Company’s Unassigned surplus.

11	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with PA SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

●	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
●	Legal contingencies;
●	Other than temporary impairment (“OTTI”) losses on investments;
●

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets, and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

●

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment

Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.	Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.	Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.

Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance recoverable.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.

Retroactive reinsurance contracts	Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.	Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.

Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.

12	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment

Investments in Limited Partnerships, Hedge Funds and Private Equity Interests

Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (eg: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (eg: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)

Subsidiaries are not consolidated.

The equity investment in SCAs are accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of>3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within operating income.

Other-than-temporary impairments	Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.	The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.

Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.

Statement of Cash Flows	Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.	The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).

13	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment

Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments

(applied to certain assets including goodwill, furniture and equipment, deferred taxes in excess of limitations, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

	Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.	All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as advance premiums, reported as a liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2021, 2020 and 2019 were as follows:

Years ended December 31,	2021	2020	2019
Net written premiums subject to retrospectively rated contracts	$53	$67	$91
Percentage of total net written premiums	1.2%	1.5%	1.8%

14	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2021 and 2020, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $355 and $435, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $40 and $36 as of December 31, 2021 and 2020, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $4 and $6 as of December 31, 2021 and 2020, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following tables show the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business, as of December 31, 2021 and 2020.

December 31, 2021	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$521	$521	$6	$527
General Liabilities	548	548	5	553
Workers Compensation	3,216	3,216	30	3,246
Total	$4,285	$4,285	$41	$4,326

As of December 31, 2021, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $141 and $2,911, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2021 were $1,273, or 29% of the total high deductible. Additionally, as of December 31, 2021, the Company had recoverables on paid claims greater than 90 days overdue of $22, of which $4 have been nonadmitted.

December 31, 2020	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$485	$485	$7	$492
General Liabilities	550	550	6	556
Workers Compensation	3,353	3,353	32	3,385
Total	$4,388	$4,388	$45	$4,433

As of December 31, 2020, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $150 and $3,094, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2020 were $1,188, or 27% of the total high deductible. Additionally, as of December 31, 2020, the Company had recoverables on paid claims greater than 90 days overdue of $15, of which $4 have been nonadmitted.

15	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2021 and 2020.

Counterparty*	Unsecured High Deductible Amounts

December 31,	2021	2020
Counterparty 1	$216	$155
Counterparty 2	143	100
Counterparty 3	89	53
Counterparty 4	52	50
Counterparty 5	41	50
Counterparty 6	30	47
Counterparty 7	26	40
Counterparty 8	25	39
Counterparty 9	23	34
Counterparty 10	18	25

*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other income (expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2021 and 2020, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

16	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty.

Reserves for Losses, and Loss Adjustment Expenses

Reserves for case IBNR and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with the PA DOI statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2021 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2021 and 2020 were $1,233 and $1,264, respectively.

As of December 31, 2021, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in Pennsylvania	Statement Value
The United States Life Insurance Company in the City of New York	New York	Yes	$791
American General Life Insurance Company of Delaware	Delaware	Yes	241
American General Life Insurance Company	Texas	Yes	151

17	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

●

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

●

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

●

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

●

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

●	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

18	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income as well as amortization of premiums, discounts, and deferred fees and recorded as earned in investment income in the Statement of Operations.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as unrealized gains (losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

19	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

●	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
●	Fundamental credit risk of the issuer exists; and/or
●	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

●	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
●

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

●

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

●	If there are other factors precluding a full recovery of the investment.

20	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

●	If an order of liquidation or other fundamental credit issues with the partnership exists;
●	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
●	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
●	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2021, 2020 and 2019 of $4, $5 and $7, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2018, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different.

The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

●

The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability, and;

●

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

21	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

2021 Changes

In 2021, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

In 2021, the Company changed its method of accounting from insurance to deposit accounting with respect to a specific insurance program. As a result of the change in accounting, any previously established reserves associated with the program were reversed resulting in favorable development and a new deposit liability was established. However, whether accounted for as insurance or deposit, there is no net impact to the Company’s net income, surplus, total assets and total liabilities given the underlying nature and structure of the program. The Company assessed the impact of the change in accounting on prior years and has concluded that the cumulative effect of the change had no net effect on net income or surplus. Refer to Note 5 for additional details around prior year development.

2020 Changes

In 2020, there were no significant changes or modifications in the SSAP.

2019 Changes

In 2019, the Company revised its accounting policy of investments in hedge funds accounted for as equity method investments. These investments will no longer be accounted for using a one month lag. The cumulative impact on the Company’s surplus as of December 31, 2018 was a decrease of $26 and is reflected as a Cumulative effect of changes in accounting principles within surplus.

In 2019, there were no significant changes or modifications in the SSAP.

B.	Adjustments to Surplus

During 2021, 2020 and 2019 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(3), $0 and $(7), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2021, 2020 and 2019 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2021 corrections would have no change to the 2020 and 2019 pre-tax income. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2021, 2020 and 2019 is presented in the following tables:

22	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

2021 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2020	$5,729	$22,207	$16,478
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(3)	1	4
Total adjustments to beginning Capital and Surplus	(3)	1	4
Balance at January 1, 2021, as adjusted	$5,726	$22,208	$16,482

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The increase in the tax assets and liabilities is primarily the result of corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities.

2020 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2019	$5,846	$23,089	$17,243
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	-	-	-
Total adjustments to beginning Capital and Surplus	-	-	-
Balance at January 1, 2020, as adjusted	$5,846	$23,089	$17,243

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2019 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2018	$5,519	$24,191	$18,672
Adjustments to beginning Capital and Surplus:
Liability corrections	8	-	(8)
Income tax corrections	(15)	(15)	-
Total adjustments to beginning Capital and Surplus	(7)	(15)	(8)
Balance at January 1, 2019, as adjusted	$5,512	$24,176	$18,664

An explanation for each of the adjustments for prior period corrections is described below:

Liability corrections – The decrease in total liabilities is primarily the result of a) premium overstatement and b) foreign exchange translation correction on Japan Yen business.

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

23	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2021 and 2020 are outlined in the tables below:

December 31, 2021	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$473	$11	$(1)	$483
All other governments	792	23	(8)	807
States, territories and possessions	321	25	-	346
Political subdivisions of states, territories and possessions	403	21	-	424
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,437	115	(9)	2,543
Parent, subsidiaries, and affiliates	381	-	-	381
Industrial and miscellaneous	6,953	160	(45)	7,068
Total	$11,760	$355	$(63)	$12,052

December 31, 2020	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$92	$16	$-	$108
All other governments	709	55	-	764
States, territories and possessions	406	38	-	444
Political subdivisions of states, territories and possessions	493	33	-	526
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,145	173	(1)	2,317
Parent, subsidiaries, and affiliates	944	2	-	946
Industrial and miscellaneous	7,430	283	(24)	7,689
Total	$12,218	$600	$(25)	$12,793

The carrying values and fair values of bonds at December 31, 2021, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2021	Carrying Value	Fair Value
Due in one year or less	$701	$706
Due after one year through five years	2,860	2,906
Due after five years through ten years	2,219	2,261
Due after ten years	2,639	2,793
Structured securities	3,454	3,500
Total	$11,873	$12,166

24	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2021 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Retail	5.7%	6.1%
Office	2.1%	9.0%
Industrial	2.6%	4.0%
Multi-Family	1.8%	6.2%
Hotel/Motel	4.0%	4.0%
Residential	2.0%	8.5%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 94 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments.

The following table details an analysis of mortgage loans as of December 31, 2021 and 2020:

		Residential		Commercial

	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2021
Recorded Investment
Current	$-	$-	$365	$-	$2,762	$22	$3,149
30 - 59 days past due	-	-	2	-	-	-	2
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	1	-	28	-	29
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$370	$-	$2,790	$22	$3,182
2020
Recorded Investment
Current	$-	$-	$248	$-	$2,823	$44	$3,115
30 - 59 days past due	-	-	3	-	-	-	3
60 - 89 days past due	-	-	-	-	38	-	38
90 - 179 days past due	-	-	1	-	34	-	35
Greater than 180 days past due	-	-	2	-	-	-	2
Total	$-	$-	$254	$-	$2,895	$44	$3,193

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2021, 2020 and 2019 for LBaSS.

As of December 31, 2021, 2020 and 2019, the Company held LBaSS for which it recognized $0, $5, and $1, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

25	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2021	2020
Aggregate unrealized losses:
Less than 12 Months	$22	$15
12 Months or longer	$5	$11
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,606	$895
12 Months or longer	$160	$429

D.	Unrealized losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2021 and 2020 are set forth in the tables below:

December 31, 2021	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$48	$(1)	$1	$-	$49	$(1)
All other governments	310	(10)	35	(5)	345	(15)
States, territories and possessions	7	-	-	-	7	-
Political subdivisions of states, territories and possessions	36	-	-	-	36	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	663	(8)	8	(1)	671	(9)
Industrial and miscellaneous	2,485	(42)	478	(20)	2,963	(62)
Total bonds	$3,549	$(61)	$522	$(26)	$4,071	$(87)
Non-affiliated	22	(3)	-	-	22	(3)
Total common stocks	$22	$(3)	$-	$-	$22	$(3)
Preferred stocks	1	-	-	-	1	-
Total stocks	$23	$(3)	$-	$-	$23	$(3)
Total bonds and stocks	$3,572	$(64)	$522	$(26)	$4,094	$(90)

26	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

December 31, 2020	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$4	$-	$-	$-	$4	$-
All other governments	61	-	4	-	65	-
States, territories and possessions	14	-	-	-	14	-
Political subdivisions of states, territories and possessions	-	-	-	-	-	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	112	(1)	-	-	112	(1)
Industrial and miscellaneous	1,545	(44)	446	(19)	1,991	(63)
Total bonds	$1,736	$(45)	$450	$(19)	$2,186	$(64)
Non-affiliated	-	-	-	-	-	-
Total common stocks	$-	$-	$-	$-	$-	$-
Total stocks	$-	$-	$-	$-	$-	$-
Total bonds and stocks	$1,736	$(45)	$450	$(19)	$2,186	$(64)

E.	Realized Gains (Losses)

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2021, 2020 and 2019 were as follows:

Years ended December 31	2021		2020		2019

	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$1,648	$-	$1,862	$1	$1,251	$234
Gross realized gains	82	-	126	-	42	18
Gross realized losses	(18)	-	(29)	-	(18)	-

F.	Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps and currency forwards to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company’s exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

27	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2021 and 2020.

	December 31, 2021		Year ended December 31, 2021

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$2,410	$36	$(2)	$43
Forwards	188	(3)	-	(9)
Total	$2,598	$33	$(2)	$34

	December 31, 2020		Year ended December 31, 2020

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$2,476	$(7)	$(10)	$(21)
Forwards	334	6	-	6
Total	$2,810	$(1)	$(10)	$(15)

G.	Other Invested Assets

During 2021, 2020 and 2019, the Company recorded OTTI losses on investments in joint ventures and partnerships of $4, $11, and $22, respectively.

H.	Investment Income

The Company did not have any accrued investment income receivables over 90 days past due as of December 31, 2021 or 2020. Investment expenses of $29, $35 and $30 were included in Net investment income earned for the years ended December 31, 2021, 2020 and 2019, respectively.

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $4,574 and $4,615 as of December 31, 2021 and 2020, respectively.

28	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2021 and 2020.

December 31, 2021	Level 1	Level 2	Level 3	Total
Bonds	$-	$552	$49	$601
Common stocks	-	-	66	66
Preferred stock	-	1	-	1
Mutual funds	-	-	69	69
Derivative assets	-	64	-	64
Derivative liabilities	-	(30)	-	(30)
Total	$-	$587	$184	$771

December 31, 2020	Level 1	Level 2	Level 3	Total
Bonds	$-	$582	$63	$645
Common stocks	-	-	43	43
Derivative assets	-	70	-	70
Derivative liabilities	-	(71)	-	(71)
Total	$-	$581	$106	$687

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2021 and 2020.

	Beginning Balance at January 1, 2021	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2021
Bonds	$64	$350	$(13)	$(23)	$7	$(336)	$49
Common stocks	44	-	-	-	-	22	66
Mutual funds	-	-	-	-	(2)	71	69
Total	$108	$350	$(13)	$(23)	$5	$(243)	$184

	Beginning Balance at January 1, 2020	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2020
Bonds	$22	$578	$(542)	$14	$35	$(43)	$64
Common stocks	46	-	-	(2)	-	-	44
Total	$68	$578	$(542)	$12	$35	$(43)	$108

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short term and thus observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the dates of the determination of fair value.

29	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$ 1	Discounted cash flow	Yield	3.85%-3.85% (3.85%)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2021 and 2020:

December 31, 2021	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$12,052	$11,760	$-	$10,754	$1,298	$-
Cash equivalents and short term investments	155	155	35	65	55	-
Common stocks	70	70	-	3	67	-
Derivative assets	64	64	-	64	-	-
Derivative liabilities	(30)	(30)	-	(30)	-	-
Mortgage loans	3,299	3,179	-	-	3,299	-
Mutual funds	69	69	-	-	69	-
Preferred stocks	1	1	-	1	-	-
Total	$15,680	$15,268	$35	$10,857	$4,788	$-

December 31, 2020	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$12,793	$12,218	$-	$10,777	$2,016	$-
Cash equivalents and short term investments	150	150	30	82	38	-
Common stocks	47	48	-	3	44	-
Derivative assets	70	70	-	70	-	-
Derivative liabilities	(71)	(71)	-	(71)	-	-
Mortgage loans	3,369	3,191	-	-	3,369	-
Total	$16,358	$15,606	$30	$10,861	$5,467	$-

30	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2021, 2020 and 2019, is set forth in the table below:

December 31,	2021	2020	2019
Reserves for losses and LAE, end of prior year	$8,955	$9,593	$10,606
Cumulative effect of accounting change*	(56)	-	-
Incurred losses and LAE related to:
Current accident year	3,051	3,563	3,695
Prior accident year	(78)	163	183
Total incurred losses and LAE	2,973	3,726	3,878
Paid losses and LAE related to:
Current accident year	(825)	(1,305)	(1,212)
Prior accident year	(2,123)	(3,059)	(3,679)
Total paid losses and LAE	(2,948)	(4,364)	(4,891)
Reserves for losses and LAE, end of current year	$8,924	$8,955	$9,593

*Accounting reclassification from insurance to deposit accounting with respect to a specific commercial insurance program (Refer to Note 2A).

During 2021, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $78. This favorable incurred includes $35 favorable due to changes in discount as a result of interest rate fluctuation. This results in a net favorable prior year development (“PYD”) of $43.

The favorable prior year development is generally a result of the following:

●	Strong favorable development in Personal Insurance, primarily attributable to subrogation recovery related to the 2017 and 2018 California wildfires;
●	Favorable development on U.S. Workers Compensation and short-tailed commercial lines within Other Product Lines, reflecting lower frequency and severity in recent calendar years;

The above favorable development is partially offset by unfavorable development as a result of the following:

●	U.S. Property and Special Risk Commercial lines were adversely impacted by the impact of dropping below the attachment point of the 2018 catastrophe aggregate treaty;
●	Reserve strengthening within U.S. Financial Lines, reflecting higher severity of claims in Directors & Officers and cyber risk;
●	Unfavorable development primarily attributed to the Blackboard insurance portfolio due to increased severity on reported claims.

During 2020, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $163. This was due to the changes in discount of $128 as a result of interest rate fluctuation. This results in a net unfavorable prior year development (“PYD”) of $35.

The unfavorable prior year development is generally a result of the following:

●

Unfavorable development in U.S. Financial Lines, notably D&O, Employment Practices Liability (“EPLI”), Mergers and Acquisitions, Cyber and Non-Medical Professional Errors & Omissions business where the Company reacted to increasing frequency and severity in recent accident years;

●	Unfavorable development in Personal Lines where the Company reacted to adverse development in Homeowners and Umbrella.

During 2019, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $183. This was due to the changes in discount of $174 as a result of interest rate fluctuation. This results in a net unfavorable prior year development (“PYD”) of $9.

The unfavorable prior year development is generally a result of the following:

●

Unfavorable development in Financial Lines, notably Directors & Officers (D&O), Employment Practices Liability (EPLI) and Non-Medical Professional Errors & Omissions business where we reacted to increasing frequency and severity in recent accident years;

●	Unfavorable development in Primary General Liability where we reacted to adverse frequency and severity trends especially in construction.

31	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $234, $234 and $310 for the years ended December 31, 2021, 2020 and 2019, respectively. The Company paid $17, $5 and $13 in the reporting period to settle 112, 137 and 148 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2021, 2020 and 2019, respectively.

A.	Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses
December 31,	2021	2020	2019	2021	2020	2019
Direct
Loss and LAE reserves, beginning of year	$617	$733	$726	$286	$307	$285
Incurred losses and LAE	50	(61)	54	-	(1)	51
Calendar year paid losses and LAE	(66)	(55)	(47)	(24)	(20)	(29)
Loss and LAE Reserves, end of year	$601	$617	$733	$262	$286	$307

Assumed reinsurance
Loss and LAE reserves, beginning of year	$292	$305	$316	$17	$17	$16
Incurred losses and LAE	6	1	4	-	1	2
Calendar year paid losses and LAE	(18)	(14)	(15)	(1)	(1)	(1)
Loss and LAE Reserves, end of year	$280	$292	$305	$16	$17	$17

Net of reinsurance
Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-
Incurred losses and LAE	-	-	-	-	-	-
Calendar year paid losses and LAE	-	-	-	-	-	-
Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves

December 31,	2021	2020	2021	2020
Direct basis:	$264	$233	$21	$26
Assumed reinsurance basis:	89	106	12	12
Net of ceded reinsurance basis:	-	-	-	-

32	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Environmental	Loss Reserves		LAE Reserves

December 31,	2021	2020	2021	2020
Direct basis:	$77	$119	$68	$51
Assumed reinsurance basis:	4	5	3	2
Net of ceded reinsurance basis:	-	-	-	-

B.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 1.94 percent and 1.51 percent interest rate as of December 31, 2021 and 2020, respectively. The tabular reserve is capped at 45% of total outstanding reserve discount. Only case basis reserves are subject to tabular discounting. The December 31, 2021 and 2020 liabilities include $1,313 and $1,441 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2021, 2020 and 2019:

Lines of Business	2021	2020	2019
Workers’ Compensation
Case Reserves	$70	$67	$124

As of December 31, 2021, 2020 and 2019, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $72, $123 and $203, respectively.

Non-Tabular Discount

The non-tabular discount rate utilized by the Company is a variable discount rate determined using risk-free rates based on the U.S. Treasury forward yield curve plus a liquidity margin, applicable to IBNR and certain case reserves.

The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2021, 2020 and 2019:

Lines of Business	2021	2020	2019
Workers’ Compensation
Case Reserves	$103	$58	$40
IBNR	131	116	174

As of December 31, 2021, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $88 and $202, respectively. As of December 31, 2020, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $25 and $170, respectively. As of December 31, 2019, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $20 and $265 respectively.

33	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	Combined Pooling Agreement

As described in Note 1, effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies.

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2021, 2020 and 2019 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2021, 2020 and 2019:

			2021

			Assets Received by		Assets Transferred by

			the Company		the Company

Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

06/07/21	Return of Capital	AIG PC US	$-	-	$498	Securities

06/15/21	Return of Capital	AIG PC US	-	-	2	Cash

12/21/21	Return of Capital	AIG PC US	-	-	400	Securities

			2020

			Assets Received by		Assets Transferred by

			the Company		the Company

Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

03/25/20	Sale of Securities	American Home	$183	Cash	$183	Securities

03/27/20	Return of Capital	AIG PC US	-		37	Securities

03/27/20	Return of Capital	AIG PC US	-		163	Cash

04/03/20	Purchase of Securities	AG Life	270	Securities	270	Cash

04/03/20	Sale of Securities	AG Life	270	Cash	270	Securities

06/09/20	Capital Contribution	AIG PC US	245	Cash	-

07/06/20	Purchase of Securities	Fortitude Re Ltd.	133	Securities	133	Cash

07/06/20	Sale of Securities	Fortitude Re Ltd.	133	Cash	133	Securities

09/30/20	Return of Capital	AIG PC US	-		299	Securities

09/30/20	Return of Capital	AIG PC US	-		1	Cash

12/29/20	Sale of Securities	American Home	115	Cash	115	Securities

12/31/20	Return of Capital	AIG PC US	-		166	Securities

12/31/20	Return of Capital	AIG PC US	-		34	Cash

Various	Capital Contribution	AHAC DECO Sub LLC	-		177	Securities

			2019

			Assets Received by		Assets Transferred by

			the Company		the Company

Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

01/30/19	Sale of securities	American Home	$154	Cash	$154	Securities

09/12/19	Purchase of Profit Participating Notes	AIG, Inc.	360	Securities	360	Cash

09/30/19	Return of capital	AIG PC US	-		220	Cash

34	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Glatfelter Insurance Group Reinsurance Company (“GIG Re”) Novation

On January 1, 2020, GIG Re novated its Munich Re 2019 & prior in-force reinsurance business to National Union accounted for as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. The novation consideration was equal to the total statutory reserves and resulted in no gain or loss on the transaction. Further, GIG RE commuted its National Union business back to National Union. As a result, total reserves transferred to the Combined Pool were $261 of Loss and LAE and $129 of unearned premium of which the Company’s proportionate share was $91 of Loss and LAE and $45 of unearned premium.

The novation was accounted for as retroactive reinsurance in accordance with SSAP 62R.

Lexington Insurance Company (“Lexington”) and American International Reinsurance Company, Ltd. (“AIRCO”) Commutation

During 2020, Lexington and AIRCO entered into a commutation agreement which partially commutes the Casualty Quota Share Reinsurance Contract (“QS Agreement”) which was in effect since January 1, 2010. As a result of the commutation, the companies settled the obligations and liabilities known and unknown of Lexington under the 2016-2019 accident years of the QS Agreement. Any obligations or liabilities of the companies under the 2010-2015 and 2020 Accident Years will continue to be settled under modified QS Agreement.

As a result of the commutation, Lexington transferred reserves back to AIRCO of $397 for Loss and LAE, of which the Company’s proportionate share after pooling was $139 for Loss and LAE.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIG Europe SA (“AESA”) Commutation

Effective November 30, 2020, the 55% All Lines Assumed Quota Share Arrangement (“ALQS”) originally entered into in 2019 between the Combined Pool members and AESA was partially commuted, maintaining the accident year stop-loss arrangement in effect. As a result of the commutation, the Combined Pool members transferred reserves back to AESA of $1,010 for Loss and LAE, and $543 of unearned premium, of which the Company’s proportionate share was $354 for loss and LAE, and $190 of unearned premium.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIRCO Retrocession

Effective December 31, 2020, the Company, with other members of the Pool, entered into a prospective reinsurance arrangement with AIRCO, whereby members of the Pool retroceded 100 percent of their future reinsurance obligations associated with certain underlying mortgage insurance policies stemming from a previously executed assumed quota-share arrangement. The arrangement is accounted for prospectively, on a funds withheld basis, in accordance with SSAP 62R. As part of the arrangement, a contra mortgage guaranty contingency reserve, in the amount of $525 was recorded by the Pool, of which the Company’s proportionate share was $184 as of December 31, 2020

Purchase of NF Seven (Cayman) Limited Profit Participating Notes and Common Shares

Between 2012 – 2014, AIG Inc. had completed six securitization transactions. The securitizations resulted in senior rated notes sold to third parties and unrated notes. The unrated notes were acquired by NF Seven (Cayman) Limited (“NF Seven”) (a wholly owned subsidiary of AIG, Inc.) and were funded by the issuance of Profit Participating Notes (“PPN”) from NF Seven to its shareholders in proportion to their ownership interest (90% AIG Inc. and 10% AIG Cap Corp. (“AIGCC”).

On September 12, 2019, AIG Inc. and AIGCC sold their entire ownership interests in NF Seven (common shares and PPNs) to the Company and Lexington to provide them with high yielding assets (PPNs- NAIC Designation 5GI reported at the lower of amortized cost or fair value on Schedule D, Bonds - Affiliated) and generate liquidity for AIG Inc. The Company recorded the purchase of PPNs and common shares at fair value which was $440 and $66K, respectively. The investment in common shares are non-admitted for statutory purposes due to lack of audited financial statements.

35	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Amounts Due to or from Related Parties

At December 31, 2021 and 2020, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

December 31,	2021	2020
Balances with member pool companies	$299	$292
Balances with other affiliates	88	119
Receivable from parent, subsidiaries and affiliates	387	411
Balances with member pool companies	5	149
Balances with other affiliates	752	660
Payable to parent, subsidiaries and affiliates	$757	$809

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2021 and 2020 were $31 and $18, respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2021 or 2020.

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2021, 2020 and 2019:

Affiliates	2021	2020	2019
AIG Claims, Inc.	$141	$152	$172
AIG PC Global Services, Inc.*	111	108	124
Total	$252	$260	$296

*AIG PC Global Services, Inc. was below one-half of one percent in 2021 and 2020.

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2021 and 2020, the Company had no outstanding liability pursuant to this Loan Facility.

Significant debt terms and covenants include the following:

●	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
●

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof, and;

●

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

36	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11 E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2021, 2020 and 2019:

Years Ended December 31,	2021		2020		2019

	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$5,448	$5,264	$4,799	$4,662	$5,033	$4,991
Reinsurance premiums assumed:
Affiliates	15,224	14,817	15,128	15,872	15,743	15,887
Non-affiliates	406	353	493	489	443	532
Gross premiums	21,078	20,434	20,420	21,023	21,219	21,410

Reinsurance premiums ceded:
Affiliates	14,035	13,634	13,614	13,949	13,881	14,059
Non-affiliates	2,431	2,333	2,427	2,258	2,161	2,012
Net premiums	$4,612	$4,467	$4,379	$4,816	$5,177	$5,339

As of December 31, 2021 and 2020, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2021:
Affiliates	$7,455	$63	$38,542
Non-affiliates	909	583	8,837
Total	$8,364	$646	$47,379

December 31, 2020:
Affiliates	$7,094	$48	$40,117
Non-affiliates	811	553	9,637
Total	$7,905	$601	$49,754

37	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2021 and 2020 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net

	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2021

Affiliates	$8,540	$1,946	$7,455	$1,557	$1,085	$389

All Other	222	50	909	190	(687)	(139)

Total	$8,762	$1,996	$8,364	$1,747	$398	$250

December 31, 2020

Affiliates	$8,260	$1,936	$7,094	$1,470	$1,167	$466

All Other	168	39	811	168	(643)	(129)

Total	$8,428	$1,975	$7,905	$1,638	$524	$337

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2021 and 2020 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2021	2020
Affiliates:
Combined Pool*	$45,039	$46,356
Eaglestone	560	577
Other affiliates	318	171
Total affiliates	$45,917	$47,104
Berkshire Hathaway Group	70	96
Swiss Reinsurance Group	449	538
Munich Reinsurance Group	266	250
Hannover Re Group	210	210
Lloyds Group**	151	192
Total Non-affiliates	1,146	1,286
Total affiliates and non-affiliates	$47,063	$48,390

*Includes intercompany pooling impact of $7,254 related to Unearned Premium Reserve, $37,820 related to Reserves for Losses and LAE and $9 related to Paid losses and LAE as of and for the year ended December 31, 2021, and $6,917, $39,460, and $7, respectively, as of and for the year ended December 31, 2020.

**Lloyds Group was below 3% in 2021.

C.	Reinsurance Recoverable in Dispute

At December 31, 2021 and 2020, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $26 and $35 as of December 31, 2021 and 2020, respectively.

D.	Retroactive Reinsurance

The total surplus gain recognized by the Combined Pool as of December 31, 2021, 2020 and 2019 was $1,996, $2,287, and $2,176, respectively. National Union’s share of this gain as of December 31, 2021, 2020 and 2019 was $671, $801, and $711, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

38	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2021 and 2020 the amount in trust was $4,908 and $3,743, respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2021 and 2020 was $1,103 and $1,164, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. TAX REFORM OVERVIEW

The IRS has continued to issue new guidance in relation to the Tax Cuts and Jobs Act (the Tax Act) enacted in 2017. Guidance has been issued covering provisions for Global Intangible Low-Taxed Income (GILTI) under which taxes are imposed on the excess of a deemed return on tangible assets of certain foreign subsidiaries, foreign tax credits by which the U.S. mitigates double taxation of foreign operations, and other elements of tax law. Changes to this guidance, and other provisions of tax law, are expected in future periods. Such guidance may result in changes to the interpretations and assumptions we made and actions we may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, we have made an accounting policy election to treat GILTI taxes as a period tax charge in the period the tax is incurred.

No provision for income tax related to GILTI was recorded as of December 31, 2021.

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions of the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2021 and 2020 are as follows:

	12/31/2021			12/31/2020			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTA	$741	$174	$915	$861	$185	$1,046	$(120)	$(11)	$(131)
Statutory Valuation Allowance	2	-	2	5	-	5	(3)	-	(3)
Adjusted Gross DTA	739	174	913	856	185	1,041	(117)	(11)	(128)
Nonadmitted DTA	-	-	-	67	-	67	(67)	-	(67)
Subtotal Admitted DTA	739	174	913	789	185	974	(50)	(11)	(61)
DTL	61	294	355	97	255	352	(36)	39	3
Net Admitted DTA (DTL)	$678	$(120)	$558	$692	$(70)	$622	$(14)	$(50)	$(64)

At December 31, 2021, the Company recorded gross deferred tax assets before valuation allowance of $915. A valuation allowance of $2 was established on deferred tax assets related to foreign tax credits, as it is management’s belief that they will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

39	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2021 and 2020:

	12/31/2021			12/31/2020			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	$576	$-	$576	$622	$-	$622	$(46)	$-	$(46)

1. Adjusted gross DTAs realizable within 36 months	576	-	576	622	-	622	(46)	-	(46)
2. 15 percent of statutory surplus	N/A	N/A	-	N/A	N/A	766	N/A	N/A	(766)

Adjusted gross DTAs that can be offset against DTLs	163	174	337	167	185	352	(4)	(11)	(15)

Total DTA admitted as the result of application of SSAP 101	$739	174	913	$789	$185	$974	$(50)	$(11)	$(61)

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	407%	420%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above	$5,098	$5,107

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2021	2020	Change
Federal income tax	$(14)	$(18)	$4
Foreign income tax	18	8	10
Subtotal	$4	$(10)	$14
Federal income tax on net capital gains	14	19	(5)
Federal and foreign income taxes incurred	$18	$9	$9

40	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2021 and 2020:

	2021	2020	Change
Ordinary
Discounting of unpaid losses	$110	$113	$(3)
Nonadmitted assets	13	15	(2)
Unearned premium reserve	137	156	(19)
Bad debt expense	8	8	-
Net operating loss carry forward	283	379	(96)
Foreign tax credit carry forward	72	51	21
Investments	44	90	(46)
Intangible Assets	12	15	(3)
Compensation and benefits accrual	13	14	(1)
Fixed and Intangible Assets	27	14	13
Other temporary differences	22	20	2
Subtotal	$741	$861	$(120)
Statutory valuation allowance adjustment	2	5	(3)
Nonadmitted	-	67	(67)
Admitted ordinary deferred tax assets	$739	$789	$(50)
Capital
Investments	$151	$163	$(12)
Unrealized capital losses	22	20	2
Deferred loss on branch conversions	1	2	(1)
Subtotal	$174	$185	$(11)
Admitted capital deferred tax assets	174	185	(11)
Admitted deferred tax assets	$913	$974	$(61)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2021 and 2020:

	2021	2020	Change
Ordinary
Investments	$30	$67	$(37)
Tax Act adjustment to discounting of unpaid losses	16	20	(4)
Section 481(a) adjustment	2	-	2
Compensation and benefits accrual	8	7	1
Other temporary differences	5	2	3
Subtotal	61	96	(35)
Capital
Investments	178	152	26
Unrealized capital losses	116	103	13
Subtotal	294	255	39
Deferred tax liabilities	$355	$351	$4
Net deferred tax assets (liabilities)	$558	$622	$(64)

41	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The change in net deferred tax assets is comprised of the following:

	2021	2020	Change
Adjusted gross deferred tax assets	$913	$1,041	$(128)
Total deferred tax liabilities	(355)	(352)	(3)
Net deferred tax assets (liabilities)	$558	$689	$(131)
Tax effect of unrealized gains (losses)			(11)
Total change in deferred tax			$(120)

Change in deferred tax - current year			$(107)
Change in deferred tax - current year - other surplus items			(19)
Change in deferred tax - current year - total			$(126)
Change in deferred tax - prior period correction			6
Total change in deferred tax			$(120)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2021:

	Current	Deferred	Total

SSAP 3 impact:
SSAP 3 - general items	$(4)	$6	$2
SSAP 3 - statutory valuation allowance	$-	$-	$-
Subtotal SSAP 3	$(4)	$6	$2
SSAP 3 - unrealized gain/loss	$-	$-	$-
SSAP 3 - adjusted tax assets and liabilities	$(4)	$6	$2
SSAP 3 - non-admitted impact	$-	$(6)	$(6)
Total SSAP 3 impact	$(4)	$-	$(4)

42	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2021, 2020 and 2019:

	2021		2020		2019

Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$833	$175	$280	$59	$400	$84
Tax Exempt Income, net of proration	(44)	(9)	(48)	(10)	(50)	(10)
Attribute Expiration	2	3	-	-	-	-
Impact of tax free liquidation	(47)	(10)	-	-	-	-
Change in Other Surplus Item	90	19	-	-	-	-
Stock Options and Other Compensation	4	1	9	2	10	2
Change in Nonadmitted Assets	12	3	(1)	-	19	4
Change in Tax Position	-	-	-	2	-	1
Statutory Valuation Allowance	-	(4)	-	2	-	4
Disregarded Subsidiary	-	(27)	-	-	-
Return to Provision	-	(7)	-	1	-	(2)
Change in Contingency Reserve	-	-	162	34	(26)	(5)
Unrealized FX & Foreign Currency Translation	-	-	-	(1)	(61)	(14)
Other	-	-	7	1	-	-
Total Book to Tax Adjustments	$17	$(31)	$129	$30	$(108)	$(20)

Total Income Tax	$850	$144	$409	$89	$292	$64

Federal and Foreign Income Taxes Incurred	-	4	-	(10)	-	(21)
Federal Income Tax on Net Capital Gains	-	14	-	19	-	32
Change in Net Deferred Income Taxes	-	126	-	80	-	53

Total Income Tax	$-	$144	$-	$89	$-	$64

Operating loss and tax credit carry-forwards

At December 31, 2021, the Company had net operating loss carry-forwards expiring through the year 2038 of:	$1,346
At December 31, 2021, the Company had foreign tax credits expiring through the year 2031 of:	$72

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2021. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2021, there was a $3 liability related to tax return errors and omissions and a $24 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The statute of limitations for all tax years prior to 2000 has expired for the consolidated federal income tax return. The Company is currently under examination for the tax years 2007 through 2013 and open to examination through 2020.

The following table lists those companies that form part of the 2021 AIG consolidated federal income tax return:

43	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited

AH SLP 1094 San Lucas, LLC	AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC

AH SubGP 1098 Green Pines, LLC	AH SubGP 1158 Flat Iron, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC	AH SubGP 1384 Woodglen, LLC

AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC	AH SubGP 1535 Hunter’s Run, LLC

AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC	AH SubGP 1631 Broadway, LLC

AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 641 McKinney Apartments, LLC

AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC	AH SubGP 785 Mayfield, LLC

AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC	AH SubGP 929 Collinwood, LLC

AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC	AH SubGP MDL, LLC

AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC	AIG Assurance Company

AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.

AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.

AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.

AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.

AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.

AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC	AIG Mortgage Capital, LLC

AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.	AIG PC Global Services, Inc. United Kingdom	AIG Procurement Services, Inc.

AIG Property Casualty Company	AIG Property Casualty Europe Financing Ltd.	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management

AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)

AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.

AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC

AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l	AIGGRE Market Street II LLC	AIGGRE U.S. LT Apartments Investor Lexington

AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III	AIGGRE U.S. Real Estate Fund IV Lexington

AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

44	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat

American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management

American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC

CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company

Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.

GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.

Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.

Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.

Lilac Heights LLC	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited

MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance

National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.

Prairie SAHP Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC

SAAHP GP Corp.	SAFG Capital LLC	SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC

SAHP GA III - SC LLC	Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC

SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company

SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC

SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets 83, LLC

SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.

The Insurance Company of the	The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated

The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]

Travel Guard Group, Inc.	Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company

Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.

Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

45	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under Pennsylvania law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

Pennsylvania domiciled companies are restricted (on the basis of the greater of 10 percent of statutory surplus, inclusive of unrealized gains, as of December 31, 2021, or 100 percent of net income for the preceding twelve month period ended December 31, 2021) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the PA DOI. The maximum dividend payment which may be paid by the Company, during 2022 is $815.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends during 2021 and 2020.

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2021 and 2020 represented or reduced by each item below is as follows:

Years Ended December 31,	2021	As Adjusted * 2020	2020
Unrealized gains and losses (net of taxes)	$393	$486	$486
Nonadmitted asset values	(60)	(145)	(139)
Provision for reinsurance	(16)	(16)	(16)

* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2021 and 2020.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

46	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B.	Leases

The Company is the lessee for office space occupied by it and several affiliates under various noncancellable operating lease agreements that expire through November 2029. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $43, $42 and $44 in 2021, 2020 and 2019, respectively. Certain rental commitments have renewal options extending through the year 2039. Some of these renewals are subject to adjustments in future periods.

At December 31, 2021, the minimum aggregate rental commitments were as follows:

Operating Leases
2022	$17
2023	15
2024	11
2025	7
Remaining Years, 2026 and after	11
Total minimum lease payments	$61

C.	Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2021, the Company may be called upon for additional capital investments of up to $943.

At December 31, 2021, the Company had $953 of outstanding commitments related to various funding obligations associated with investments in commercial loans.

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

47	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2021:

Guaranteed Company		Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2021	Invested Assets @ 12/31/2021	Estimated Loss @ 12/31/2021	Policyholders’ Surplus 12/31/2021

AHICO First American-Hungarian Insurance Company (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	$24	$411	$-	$(76)

AIG Insurance Company - Puerto Rico (f/k/a Chartis Insurance Company - Puerto Rico)		11/5/1997	12/31/2009	4	130	-	94

American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company)	*	7/13/1998	12/29/2006	2,465	212,515	-	8,532

American International Assurance Company (Bermuda) Limited	**	8/23/1999	1/31/2008	21,647	41,595	-	3,108

American International Life Assurance Company of New York	*	7/13/1998	4/30/2010	1,963,998	31,533	-	2,020

Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014	90	2,788	-	943

Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014	73	6,211	-	2,519

Chartis Insurance Ireland Limited (f/k/a AIG Europe (Ireland) Limited)	*	12/15/1997	1/31/2012	8	7,998	-	2,242

Chartis Select Insurance Company (f/k/a AIG Excess Liability Insurance Company, Ltd.)	*	7/29/1998	4/30/2012	23	15,054	-	4,655

First American Czech Insurance Company, A.S. (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	230	578	-	36

La Meridional Compania Argentina de Seguros S.A.		1/6/1998	11/30/2016	155	89	-	74
Total				$1,988,717	$318,902	$-	$24,147

* Current Affiliates

**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E.	Joint and Several Liabilities

AIUI is jointly and severally obligated to the policyholders of their Japan branch, in connection with the transfer of the business of the Japan branch to a Japan-domiciled affiliate in 2013. Under the terms of the transfer agreement, the Japan affiliate has agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliate carried $5 and $9 of loss reserves in respect of such policies as of December 31, 2021 and 2020, respectively. As of December 31, 2021, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $2.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

48	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

11.	Other Significant Matters

A.	Other Assets

As of December 31, 2021 and 2020, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2021	2020
Deposit accounting assets	$10	$11
Guaranty funds receivable on deposit	1	2
Loss funds on deposit	76	68
Contra Investments	45	106
Other assets	43	73
Equities in underwriting pools and associations	12	36
Total other admitted assets	$187	$296

B.	Other Liabilities

As of December 31, 2021 and 2020, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2021	2020
Assumed mortgage guaranty contingency reserve	$196	$184
Ceded mortgage guaranty contingency reserve	(196)	(184)
Escrow Deposit Liability	144	138
Other accrued liabilities	101	100
Retroactive reinsurance reserves - assumed	81	99
Retroactive reinsurance reserves - ceded	(25)	(26)
Deferred commission earnings	62	57
Escrow funds (NICO)	31	22
Accrued retrospective premiums	14	13
Servicing carrier liability	11	11
Collateral on derivative assets	41	7
Remittances and items not allocated	6	4
Paid loss clearing contra liability (loss reserve offset for paid claims)	(10)	(21)
Total other liabilities	$456	$404

C.	Other (Expense) Income

For the years ended December 31, 2021, 2020 and 2019, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2021	2020	2019
Other (expense) income	$3	$(34)	$16
Fee income on deposit programs	4	-	2
Interest expense on reinsurance program	(87)	(79)	(111)
Total other (expense) income	$(80)	$(113)	$(93)

49	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Non-Cash items

For the years ended December 31, 2021, 2020 and 2019, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2021	2020	2019
Capital Contributions to Parent:
Return of Capital	898	502	-
AESA Commutation
Premiums collected	-	(81)	-
Benefit and loss related payments	328	20	-
Commissions	-	60	-
GIG Re Novation
Premiums collected	-	45	-
Benefit and loss related payments	-	80	-
Funds Held:
Premiums collected	(20)	(22)	(36)
Benefit and loss related payments	48	87	195
Commissions	17	19	52
Interest	(87)	(74)	(107)
Funds Held	(42)	10	104
Securities received/transferred:
Securities received	1,514	1,881	1,961
Securities transferred	(2,144)	(1,756)	(2,076)

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Pittsburgh. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $3 and $3 of stock in the FHLB at December 31, 2021 and 2020, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2021, the Company had an actual borrowing capacity of $555 based on qualified pledged collateral. At December 31, 2021, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2021 and 2020, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

12.	Subsequent Events

Subsequent events have been considered through April 25, 2022 for these Financial Statements issued on April 25, 2022.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

Russia/Ukraine Conflict

The Russia/Ukraine conflict began in February 2022. The conflict has and may continue to have a significant impact on the global macroeconomic and geopolitical environments, including increased volatility in capital and commodity markets, rapid changes to regulatory conditions around the globe including the use of sanctions, operational challenges for multinational corporations, inflationary pressures and an increased risk of cybersecurity incidents.

The conflict is evolving and has the potential to adversely affect the Company’s business and results of operations from an investment, underwriting and operational perspective. While the Company believes it has taken appropriate action to minimize related risk, it continues to monitor potential exposure and operational impacts, as well as any actual and potential claims activity. The ultimate impact will depend on future developments that are uncertain and cannot be predicted, including scope, severity and duration, the governmental, legislative and regulatory actions taken (including the application of sanctions), and court decisions, if any, rendered in response to those actions.

50	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.